UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐         Preliminary Information Statement

☐         Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒         Definitive Information Statement

NATURAL GROCERS BY VITAMIN COTTAGE, INC.

(Name of Registrant As Specified In Charter)

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☐         Fee paid previously with preliminary materials

☐         Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

Dear Stockholders of Natural Grocers by Vitamin Cottage, Inc.:

We are delivering this Notice and the accompanying Information Statement to the stockholders of record, as of the close of business on September 9, 2026 (the “Record Date”), of common stock, par value $0.001 per share (“common stock”), of Natural Grocers by Vitamin Cottage, Inc. (“NGVC,” the “Company,” “we” or “our”).

The purpose of the Information Statement is to inform our stockholders that on September 9, 2026, stockholders of the Company holding a majority of the voting power of our outstanding shares of capital stock entitled to vote as of the Record Date acted by written consent in lieu of a meeting of stockholders to approve the reincorporation of the Company from the State of Delaware to the State of Texas by conversion (such reincorporation, the “Reincorporation,” and such written consent, the “Written Consent”).

The “Consenting Stockholders” are, collectively, certain members of the Isely Family Group (as defined herein) who are subject to that certain Stockholders Agreement (as defined herein). As of the close of business on September 9, 2026, the record date for the Written Consent, the Consenting Stockholders collectively held 13,215,255 shares of the Company’s common stock, representing approximately 57.3% of the voting power of our outstanding shares of capital stock entitled to vote.

The purpose of this Notice and the accompanying Information Statement is to (1) inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (2) provide the notice to our stockholders of a corporate action taken by our stockholders without a meeting as required under Section 228(e) of the General Corporation Law of the State of Delaware. In accordance with Rule 14c-2 under the Exchange Act, we plan to effectuate the Reincorporation no earlier than 20 calendar days after the commencement of mailing of the Information Statement to our stockholders. The Information Statement is first being mailed to stockholders on or about October 20, 2026.

The Reincorporation was unanimously approved and recommended by our Board of Directors prior to the effectiveness of the Written Consent.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board

/s/ Heather Isely

Heather Isely

Corporate Secretary

Lakewood, Colorado

October 20, 2026

Natural Grocers by Vitamin Cottage, Inc.

3609 South Wadsworth Boulevard

5th Floor

Lakewood, Colorado 80235

INFORMATION STATEMENT

General

In this Information Statement, unless the context otherwise requires, “Natural Grocers by Vitamin Cottage, Inc.,” “NGVC,” the “Company,” the “Delaware Corporation,” “we,” “us” and “our” and similar expressions refer to Natural Grocers by Vitamin Cottage, Inc., a Delaware corporation. This Information Statement is being sent to inform our stockholders that stockholders holding a majority of the voting power of the Company’s outstanding common stock, par value $0.001 per share (“common stock”), voting together as a single class, took action by written consent to approve the reincorporation of the Company from the State of Delaware to the State of Texas (the “Reincorporation”) by conversion, pursuant to which the Company would be converted from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Texas (the “Texas Corporation”). On September 9, 2026, our Board of Directors (the “Board” or “Board of Directors”), upon the recommendation of the independent directors of the Board of Directors (the “Independent Directors”), unanimously adopted resolutions (the “Reincorporation Resolutions”) (i) approving the Reincorporation and the plan of conversion (the “Plan of Conversion”) and (ii) recommending the Reincorporation, the Plan of Conversion and the Reincorporation Resolutions be approved and adopted by the Company’s stockholders. On September 9, 2026, the Consenting Stockholders (as defined below), who collectively owned a majority of the voting power of the outstanding shares of the Company’s capital stock entitled to vote thereon as of the close of business on September 9, 2026 (the “Record Date”), delivered to the Company a written consent (the “Written Consent”) approving and adopting the Reincorporation, the Plan of Conversion and the Reincorporation Resolutions.

This Information Statement is being sent on or about October 20, 2026 to the Company’s stockholders of record as of the Record Date that did not execute the Written Consent. This Information Statement constitutes notice to our stockholders of a corporate action taken by our stockholders without a meeting as required by Section 228(e) of the General Corporation Law of the State of Delaware (the “DGCL”).

We will pay the costs of preparing and sending out the enclosed Notice and this Information Statement. We will require brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such materials.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The Action by Written Consent

Section 228 of the DGCL provides that, unless otherwise provided in the certificate of incorporation, any action required to be taken, or which may be taken, at any annual or special meeting of stockholders of a corporation, may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation in the manner required by Section 228 of the DGCL.

Article 6, Section 6.1 of the Amended and Restated Certificate of Incorporation of the Company (the “Delaware Charter”) provides that, until such time as the Stockholders Agreement (as defined herein) is terminated pursuant to its terms because the Isely Family Group (as defined herein) no longer beneficially owns shares of the Company’s common stock representing greater than 50% of the votes entitled to be cast by the then outstanding shares of all classes and series of capital stock of the Company entitled generally to vote for the election of directors, any action required or permitted to be taken by the stockholders of the Company may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be taken, are signed by the holders of outstanding stock having not less than the minimum number of votes necessary to authorize such action, and are delivered to the Company. As of the Record Date, the Isely Family Group beneficially owned approximately 57.8% of the Company’s common stock and the Stockholders Agreement is in effect in accordance with its terms; accordingly, our stockholders may currently act by written consent as described in the Delaware Charter.

On September 9, 2026, certain members of the Isely Family Group (collectively, the “Consenting Stockholders”), delivered to the Company the Written Consent in accordance with Section 228 of the DGCL, pursuant to which such Consenting Stockholders approved and adopted the Reincorporation, the Plan of Conversion and the Reincorporation Resolutions. The “Isely Family Group” is comprised of each of Kemper Isely, Zephyr Isely, Heather Isely, Elizabeth Isely, certain trusts or entities controlled by one or more of them, certain other Isely family members, and certain entities controlled by a trustee but owned by the above-named Iselys and their family members (directly or indirectly through trusts). In connection with the Company’s initial public offering, the Isely Family Group entered into a stockholders agreement (the “Stockholders Agreement”), pursuant to which each member thereof agreed to, among other things, limitations on the sale of their shares of common stock and to vote all of their shares of common stock in the election of directors consistent with the recommendations of at least three of Kemper Isely, Zephyr Isely, Heather Isely and Elizabeth Isely, subject to certain exceptions. As of the Record Date, the Consenting Stockholders owned, directly or indirectly, 13,215,255 shares, or approximately 57.3% of our total outstanding shares of common stock.

Voting and Vote Required

The Company is not seeking consents, authorizations or proxies from you.

Pursuant to Section 266 of the DGCL, the Reincorporation must be approved by the affirmative vote of a majority of the voting power of the outstanding shares of the capital stock of the Company entitled to vote thereon.

As of the Record Date, there were 23,046,115 shares of common stock outstanding and entitled to vote. As of the Record Date, the Consenting Stockholders held 13,215,255 shares of the Company’s common stock, representing approximately 57.3% of the voting power of the outstanding shares of capital stock of the Company.

Accordingly, delivery of the Written Consent by the Consenting Stockholders representing a majority of the voting power of the outstanding shares of capital stock of the Company, following approval by our Board of Directors, satisfies the requirements of Section 266 of the DGCL.

Notice Pursuant to Section 228(e) of the DGCL

Pursuant to Section 228(e) of the DGCL, the Company is required to provide prompt notice of the taking of a corporate action by less than unanimous written consent of stockholders to those stockholders as of the record date for the action by consent who have not consented and who would have been entitled to notice of the meeting if the action had been taken at a meeting and the record date for the notice of the meeting were the record date for the action by consent. This Information Statement serves as the notice required by Section 228(e) of the DGCL.

Principal Terms of the Reincorporation

Our Board of Directors has unanimously approved, and recommended that our stockholders approve and adopt, (i) the Reincorporation, pursuant to which the Company would be converted from a corporation organized under the laws of the State of Delaware to the Texas Corporation, (ii) the Plan of Conversion included as Appendix B to this Information Statement, and (iii) the Reincorporation Resolutions included as Appendix A to this Information Statement.

The Reincorporation will be effected through a conversion pursuant to Section 266 of the DGCL, and Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”), as set forth in the Plan of Conversion.

Through the adoption of the Plan of Conversion, upon the effective time of the Reincorporation (the “Effective Time”):

•

The Company will continue in existence as a Texas corporation and will continue to operate its business under the current name, “Natural Grocers by Vitamin Cottage, Inc.” The corporate existence of Natural Grocers by Vitamin Cottage, Inc. will not cease at any time.

•

The internal affairs of the Company will cease to be governed by Delaware law and will instead be subject to Texas law. See “What Changes After the Reincorporation? - Certain Differences in Stockholder Rights Under Delaware and Texas Law.”

•

The Company will cease to be governed by the Delaware Charter, which is included as Appendix C to this Information Statement, and the Amended and Restated Bylaws of the Company (the “Delaware Bylaws”), which are included as Appendix D to this Information Statement, and will instead be subject to the provisions of the Texas Certificate of Formation (the “Texas Charter”) and the Texas Bylaws (the “Texas Bylaws”), forms of which are included as Appendix E and Appendix F, respectively, to this Information Statement. See “What Changes After the Reincorporation? - Certain Differences Between the Delaware Charter and the Delaware Bylaws and the Texas Charter and the Texas Bylaws.”

•

The Reincorporation will not result in any change in business, jobs, management, properties, location of any of our offices or stores, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Reincorporation).

•	Each outstanding share of our common stock will be automatically converted into one outstanding share of common stock of the Texas Corporation pursuant to the Plan of Conversion.

•	Stockholders will not need to exchange their existing stock certificates or book entry entitlements for new stock certificates or book entry entitlements, respectively.

•

Each outstanding stock option, performance-based stock option, restricted stock unit, performance restricted stock unit, restricted stock, equity or equity-based award, or other right to acquire, or any instrument to convert into or exchange for, or that is based on the value of, the common stock or other equity securities of the Company, whether vested or unvested, which is outstanding immediately prior to the Reincorporation, will continue in existence and constitute a stock option, performance-based stock option, restricted stock unit, performance restricted stock unit, restricted stock, equity or equity-based award or other right to acquire, or any instrument to convert into or exchange for, or that is based on the value of, the same amount of common stock or other equity securities of the Texas Corporation, respectively, and, if applicable, with the same exercise, purchase or conversion price per share, and will, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions as in effect immediately prior to the Reincorporation.

•

Our common stock will continue to be traded on The New York Stock Exchange (the “NYSE”) under the symbol “NGVC.” We do not expect any interruption in the trading of our common stock as a result of the Reincorporation.

•

The Reincorporation will not extinguish the standing of any person or entity who is a plaintiff in any derivative action or suit brought on behalf of the Delaware Corporation (including any appeal therefrom) that is pending as of the Effective Time or extinguish or adversely affect the standing or ability of such persons or entities to initiate certain derivative actions or suits on behalf of the Delaware Corporation.

In connection with the Reincorporation, the Company intends to make filings with the Secretary of State of Texas and the Secretary of State of Delaware and does not anticipate making any other filings to effect the Reincorporation. Nonetheless, we may face legal challenges to the Reincorporation, including, among others, stockholder challenges under Delaware law, seeking to delay or prevent the Reincorporation.

The Reincorporation may be delayed by the Board of Directors, or the Plan of Conversion may be terminated and abandoned by action of the Board of Directors, at any time prior to the Effective Time, if the Board of Directors determines for any reason that such delay or abandonment would be in the best interests of the Company and its stockholders.

Appraisal Rights

HOLDERS OF OUR COMMON STOCK ARE NOT ENTITLED TO APPRAISAL RIGHTS WITH RESPECT TO THE REINCORPORATION.

Under Section 262 of the DGCL, holders of shares of any class or series of stock of a constituent corporation in a merger or consolidation (and, pursuant to Section 266 of the DGCL, a conversion) have the right to demand and receive payment of the fair value of the stockholder’s shares. However, no appraisal rights are available for shares of any class or series of stock that, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a conversion, the record date fixed to determine the stockholders entitled to give consent), were either: (i) listed on a national securities exchange; or (ii) held of record by more than 2,000 holders; unless the terms of the transaction require the stockholders to accept anything other than (a) shares of stock of the surviving corporation, (b) shares of stock that will be listed on a national securities exchange or held of record by more than 2,000 holders, (c) cash in lieu of fractional shares, or (d) any combination of the foregoing.

Because our common stock is listed on the NYSE and because holders of shares of common stock of the Delaware Corporation will receive shares of common stock of the Texas Corporation (which will continue to be listed on the NYSE) in the Reincorporation, holders of our common stock are not entitled to appraisal rights under Section 262 of the DGCL with respect to the Reincorporation.

Background of the Reincorporation

Natural Grocers® is an expanding specialty retailer of natural and organic groceries and dietary supplements. We operate natural and organic grocery and dietary supplement stores that are focused on providing high-quality products at affordable prices, exceptional customer service, nutrition education and community outreach. We offer a variety of natural and organic groceries, dietary supplements and body care products that meet our strict quality standards. We believe we have been at the forefront of the natural and organic foods movement since our founding. We are headquartered in Lakewood, Colorado. As of June 30, 2026, we operated 172 stores in 22 states, including Colorado, Arizona, Arkansas, Idaho, Iowa, Kansas, Louisiana, Minnesota, Missouri, Montana, Nebraska, Nevada, New Mexico, North Dakota, Oklahoma, Oregon, South Dakota, Texas, Utah, Washington, Wisconsin and Wyoming. We also operate a bulk food repackaging facility and distribution center in Golden, Colorado.

The Company was incorporated in Delaware in 2012. Delaware has historically been the jurisdiction of choice for U.S. corporations because of, among other reasons, the extensive experience of the Delaware courts in adjudicating corporate and business-related matters, predictable legal outcomes and speedy resolutions, and deference to the judgment of boards of directors. The competitive landscape among states has changed significantly in recent years, with both Texas and Nevada taking significant actions designed to attract corporations to incorporate in their states.

Earlier this year, in response to a number of factors, including the Company’s significant operational presence in the western United States and connections to states other than Delaware, other states’ initiatives geared toward encouraging companies to relocate, and certain high-profile litigation outcomes in Delaware that involved companies with “controlling stockholders” (as defined in Section 144(e)(2) of the DGCL) such as the Company, the Board of Directors and management initiated a review to assess whether relocating the Company’s state of incorporation would advance the Company’s mission and long-term strategy.

The Independent Directors, comprised of Ms. Sandra Buffa, Mr. Edward Cerkovnik, and Mr. David Rooney, led the process to consider the differences among specified jurisdictions and, following the process described below, recommended to pursue the Reincorporation for the reasons described herein.

The Independent Directors’ Evaluation of the Reincorporation

At a meeting of the Board of Directors on May 6, 2026, the Board of Directors first discussed a potential reincorporation of the Company. At such meeting, in-house counsel led a discussion with the Board of Directors regarding recent developments in the State of Delaware and initiatives by certain other states, including Texas and Nevada, aimed at enhancing their attractiveness as jurisdictions of incorporation in competition with Delaware, as well as a discussion of the relative merits of remaining incorporated in Delaware as compared to reincorporating in another jurisdiction in light of such developments. At the meeting, the Independent Directors determined that it would be prudent and advisable for the Company for the Independent Directors to consult with in-house counsel and Debevoise & Plimpton LLP, outside legal counsel to the Company (“Debevoise”), to review and further evaluate the merits of the potential reincorporation. The Independent Directors were authorized and empowered to review and evaluate a potential reincorporation, and to ultimately provide a recommendation to the Board of Directors as to whether a reincorporation would be in the best interests of the Company and its stockholders. The following is a summary of the various meetings held by the Independent Directors and the Board of Directors, with management of the Company and legal advisors to the Company, to consider the potential reincorporation.

At a meeting of the Independent Directors on May 27, 2026, the Independent Directors met virtually with in-house counsel and counsel at Debevoise to continue their review and evaluation of the potential reincorporation. Counsel at Debevoise provided the Independent Directors, in advance of the meeting, with presentation materials related to reincorporation, including, among other topics, a comparison of the corporate laws of Delaware, Texas and Nevada, fiduciary concerns and considerations, and litigation risks associated with a potential reincorporation. At the meeting, counsel at Debevoise provided an overview of the legal landscape in Delaware, including certain high-profile court decisions and recent amendments to the DGCL, an overview of the legal landscape in Nevada, and an overview of the legal landscape in Texas, including key features of its corporate code and early results of the State’s newly formed business courts. Discussion ensued regarding the potential benefits and risks of reincorporating and various factors (including the potential risks and opportunities) to be evaluated in connection with the potential reincorporation.

At a meeting of the Board of Directors on September 9, 2026, the Independent Directors delivered their recommendation to the Board of Directors that the Board of Directors approve, and recommend that the stockholders approve and adopt, the Reincorporation, the Plan of Conversion, and the Reincorporation Resolutions, citing the reasons described under “Reasons for the Reincorporation.” At such meeting, counsel at Debevoise reviewed presentation materials related to the Reincorporation, including the potential benefits and risks associated with reincorporating, as previously presented at the meeting of the Independent Directors held on May 27, 2026. The Board of Directors, after discussing and considering the recommendation of the Independent Directors, approved the Reincorporation Resolutions.

Recommendation of the Board of Directors

The Board of Directors approved the Reincorporation Resolutions. On September 9, 2026, the Consenting Stockholders approved and adopted the Reincorporation, the Plan of Conversion, and the Reincorporation Resolutions by written consent in lieu of a meeting.

Reasons for the Reincorporation

The Independent Directors and the Board of Directors believe that there are several reasons why the Reincorporation is in the best interests of the Company and its stockholders. In reaching their determination, the Independent Directors and Board considered, among other things, discussions with management, legal counsel and other advisors, the matters described below, and the matters described under “Certain Risks Associated with the Reincorporation.” The following is a summary of the principal reasons the Independent Directors and the Board of Directors believe the Reincorporation is in the best interests of the Company and its stockholders. These reasons are not intended to be exhaustive and are not presented in any relative order of importance.

The Reincorporation Reflects the Company’s Operational Nexus to Texas

The Company is headquartered in Lakewood, Colorado and incorporated in Delaware. However, the Company maintains significant operations in Texas, where it operated 24 stores as of June 30, 2026, its second-largest state by store count after only Colorado. The state of Texas is important to the Company’s growth strategy, and the Company expects its Texas footprint, workforce and customer base to continue to expand.

By contrast, the Company has no meaningful connection to Delaware other than its current state of incorporation. The Company has no stores, executives, employees or operations in Delaware. Delaware was originally selected as the Company’s state of incorporation principally because of its legal framework, which the Independent Directors and Board of Directors no longer believe is best suited to the Company’s needs. The Independent Directors and Board of Directors believe that reincorporating in Texas will better align the Company’s legal domicile with the states and Western region in which it primarily conducts business and serves customers, and will situate the Company’s legal framework within the same community as a substantial portion of its operations and stakeholders.

The Reincorporation Preserves Stockholder Economic and Voting Rights

The Independent Directors and Board of Directors have considered stockholders’ rights under Delaware law and Texas law and believe that the economic and voting rights of stockholders would, on balance, be reasonably comparable as a result of the Reincorporation (see “Certain Differences in Stockholder Rights Under Delaware and Texas Law” for a summary of certain differences between Delaware and Texas law). Both Delaware and Texas permit substantially similar approaches to matters such as the election and removal of directors, voting thresholds for charter and bylaw amendments, blank-check preferred stock, stock repurchases, the declaration and payment of dividends, and appraisal rights for certain corporate actions. The Texas Charter and the Texas Bylaws have been drafted with the intent to parallel in substance the Delaware Charter and the Delaware Bylaws, and to retain comparable stockholder economic and voting rights, to the extent the Board deemed appropriate. The Company is not adopting any elective provisions of the TBOC that the Board believes would materially weaken stockholder rights as compared to Delaware law, except as specifically described in this Information Statement.

Texas’s Statute-Based Approach Provides Predictability and Certainty

The Independent Directors and the Board believe that the Company’s mission and long-term strategy are best supported by a legal environment that fosters innovation, predictability, and operational flexibility.

The Independent Directors and Board of Directors considered Texas’s statute-based approach to corporate law and determined that it is likely to foster greater predictability than Delaware’s approach to corporate law. The Independent Directors and Board of Directors considered that Delaware has recently enacted certain statutory amendments to codify aspects of its corporate law; however, the Independent Directors and Board of Directors believe that certain aspects of Texas’s comprehensive statutory structure, including the TBOC Amendments, provide greater and more clearly defined protections for directors, officers and the Company against frivolous and opportunistic litigation than those available under Delaware law. Texas has emerged as a leading innovator in corporate law, as demonstrated by recent amendments to the TBOC (the “TBOC Amendments”) that modernize governance, increase statutory clarity, and codify key protections for boards and shareholders. Among other things, Texas has codified the business judgment rule, establishing a statutory presumption that directors and officers, in making business decisions, act in good faith, on an informed basis, in furtherance of the interests of the corporation, and in obedience to the law and the corporation’s governing documents. Under this standard, a breach-of-duty claim may be pursued against a director or officer only if the plaintiff can rebut one or more of the statutory presumptions and also establish fraud, intentional misconduct, an ultra vires act, or a knowing violation of law. The Independent Directors and Board of Directors believe that codification of the business judgment rule provides a clearer and more consistent framework for reviewing corporate decisions than reliance on evolving case law, and enables the Board of Directors to make strategic decisions under a knowable and more predictable standard while continuing to protect stockholders against intentional misconduct, fraud and other improper acts. These and other TBOC Amendments reflect Texas’s commitment to creating a code-based, forward-looking governance regime that provides greater certainty for corporate decision-making.

While Delaware has historically been known for its developed body of case law, and has recently taken steps to codify certain aspects of its corporate law framework, the Board of Directors views Texas’s more comprehensive code-based approach as better supporting the Company’s strategic planning in today’s competitive environment, particularly with respect to protections afforded to directors and officers against frivolous litigation. Texas’s legal framework is intended to reduce reliance on judicial discretion, offer potentially more predictable statutory standards, and be well-aligned with the needs of businesses operating at the forefront of innovation.

The Independent Directors and Board of Directors also considered the recent establishment of the Texas Business Court, a specialized trial court, modeled in part on the Delaware Court of Chancery (the “Chancery Court”), created to resolve complex corporate and commercial disputes, which the Independent Directors and Board of Directors expect will, over time, provide a reliable and expert forum for the resolution of disputes involving the Company’s internal affairs. The Independent Directors and Board of Directors believe that this combination of a statute-based framework and a dedicated business court will provide a stable, predictable and efficient platform that supports sound, timely decision-making and long-term stockholder value.

Texas’s Business-Friendly Environment Supports the Company’s Ongoing Growth

Texas is widely recognized as one of the most business-friendly states in the country and is one of the largest economies in the world. Its regulatory framework emphasizes practical and efficient governance, favors private ordering, limits unnecessary administrative burdens, and minimizes compliance and administrative costs. The Independent Directors and Board of Directors believe that Texas has been deliberate in adopting legislation and regulation designed to support investment, job creation, innovation and economic growth, and that this environment provides a strong foundation for the Company’s long-term growth and for the creation of stockholder value. The Independent Directors and Board of Directors further believe that incorporating in a state where the Company maintains significant operations reinforces the Company’s commitment to its Texas employees, customers, communities and other stakeholders.

The Reincorporation May Reduce Opportunistic and Frivolous Litigation and Help the Company Attract and Retain Qualified Directors and Officers

The Independent Directors and Board of Directors considered the increasingly litigious environment in Delaware, including the growing frequency and cost of stockholder claims brought against corporations and their directors and officers. Such claims can impose substantial defense costs, divert the attention of directors and management from the Company’s operations, and deter highly qualified individuals from serving as directors and officers, often without providing meaningful benefit to the Company or its stockholders. This risk can be heightened for companies that have a significant or controlling stockholder, such as the Company.

The Independent Directors and Board of Directors considered that Delaware has recently enacted certain statutory amendments aimed at providing greater predictability and reducing certain litigation risks. However, on balance, the Independent Directors and Board of Directors believe that Texas law provides more comprehensive and effective protections against opportunistic and frivolous litigation, for the reasons described below.

Notwithstanding the recent Delaware amendments, the Independent Directors and Board of Directors believe that, on balance, Texas law is more protective than Delaware law against opportunistic and frivolous litigation against directors, officers and controlling stockholders. For example, Texas limits derivative proceedings by requiring a shareholder to make a pre-suit demand on the corporation, by deferring to the determination of an independent and disinterested board committee regarding whether to pursue an action, and by permitting publicly traded corporations to adopt a minimum stock-ownership threshold (not to exceed 3% of the corporation’s outstanding shares) that a shareholder or group of shareholders must satisfy to institute a derivative proceeding. The Texas Charter includes a 3% ownership threshold for the initiation of derivative proceedings. In addition, under Texas law, stockholders may not use books-and-records demands in connection with an active derivative proceeding and must instead rely on the ordinary discovery process to obtain materials to support their claims, and certain electronic communications (such as emails, text messages and social-media postings) are not considered books and records unless they effectuate a corporate act.

The Independent Directors and Board of Directors believe that these features, as well as others, may reduce the potential for opportunistic and frivolous litigation, may help the Company attract and retain qualified directors and officers, and may result in cost savings for the Company and its stockholders, who ultimately bear the costs of corporate litigation through attorneys’ fees, indemnification obligations and increased directors’ and officers’ insurance premiums. The Independent Directors and Board of Directors also considered that, following the Reincorporation, litigation involving the Company’s internal affairs would be conducted in Texas, which may reduce the time, expense and disruption associated with litigating such matters in a distant forum.

Cost Savings

The Reincorporation is expected to generate cost savings for the Company. Reincorporation in Texas will eliminate the Company’s obligation to pay annual Delaware franchise tax, which was approximately $66,400 for the fiscal year ended September 30, 2025. Texas does not impose a comparable annual tax based on outstanding equity. Rather, the Texas franchise tax is based on taxable margin and is imposed on entities formed in, or doing business in, Texas. The Company’s operating subsidiary already pays the Texas franchise tax, and no incremental Texas franchise tax is expected to be incurred as a result of the Reincorporation.

In addition, the Independent Directors and Board of Directors believe that reincorporation in Texas would relieve the Company of the expense and distraction associated with Delaware unclaimed-property (escheatment) audits. Delaware is among the most aggressive states in asserting escheatment claims and penalties for noncompliance, and responding to Delaware unclaimed-property audits can require significant expense and employee time, even for a company, like the Company, that has no operations in Delaware.

Certain Risks Associated with the Reincorporation

In the course of reaching their determination that the Reincorporation is in the best interests of the Company and its stockholders, the Independent Directors and Board of Directors also considered the following uncertainties, risks and potentially countervailing factors. The following discussion is not intended to be exhaustive and the factors are not presented in any relative order of importance. Notwithstanding these considerations, the Independent Directors and Board of Directors, with the assistance of outside counsel, concluded that the anticipated benefits of the Reincorporation outweigh these considerations and that the Reincorporation is advisable and in the best interests of the Company and its stockholders.

Possibility that the Anticipated Benefits Will Not Be Realized

Although the Independent Directors and Board of Directors believe that the Reincorporation is in the best interests of the Company and its stockholders, there can be no assurance that the Reincorporation will result in all or any of the benefits described in this Information Statement, including the benefits expected to result from incorporation in Texas or from the application of Texas law to the internal affairs of the Company.

The exclusive forum provisions of the Texas Bylaws may limit shareholders’ ability to select a judicial forum for certain disputes and may not be enforceable

The Texas Bylaws provide that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Section 27 of the Exchange Act aligns with this provision of the Texas Bylaws—it creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. By contrast, Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder.

Accordingly, although the Texas Bylaws designate the federal district courts of the United States as the exclusive forum for Securities Act claims, there is uncertainty as to whether a court would enforce that provision with respect to such claims. The enforceability of similar federal forum provisions in other companies’ governing documents has been challenged in legal proceedings, and shareholders may seek to bring Securities Act claims in state court notwithstanding the federal forum provision in the Texas Bylaws. If a court were to find the federal forum provision inapplicable or unenforceable with respect to Securities Act claims, or if Securities Act claims are otherwise brought in state court, we may be required to litigate claims in multiple jurisdictions and may face additional costs, duplicative proceedings, and the risk of inconsistent or contrary rulings by different courts.

The exclusive forum provisions may also impose additional litigation costs on shareholders seeking to bring a claim, may discourage claims, or may limit shareholders’ ability to bring a claim in a judicial forum that they find favorable for disputes with the Company or its directors, officers or other employees. Although we believe the exclusive forum provisions may benefit the Company by promoting consistency in the adjudication of certain claims and reducing the risk of duplicative litigation, these provisions may be viewed as limiting shareholders’ rights and, if challenged by shareholders, a court could find that all or a portion of the exclusive forum provisions are unenforceable or invalid.

Certain Differences Between Delaware and Texas Law

Although the Independent Directors and Board of Directors believe that the rights of stockholders under the DGCL and the TBOC are, on balance, reasonably comparable as they are relevant to the Company, the DGCL and Delaware case law collectively differ in certain respects from the TBOC and existing Texas case law in ways that may affect the rights of the Company’s stockholders, including in ways that could be material. Please see the Company’s summary of certain differences in the section titled “What Changes After the Reincorporation? - Certain Differences in Stockholder Rights Under Delaware and Texas Law.”

For example, as described under “Reasons for the Reincorporation,” the Texas Charter includes a provision requiring a shareholder or group of shareholders bringing a derivative claim to hold at least 3% of the Company’s outstanding shares, and the Company intends to elect to be governed by provisions of the TBOC that impose share-ownership and solicitation requirements on shareholders seeking to submit proposals at a shareholder meeting, including proposals submitted under Rule 14a-8 under the Exchange Act. These provisions are not included in the Company’s existing Delaware governing documents. Additionally, under the TBOC, a shareholder may inspect a Texas corporation’s books and records, subject to certain limitations, if such shareholder holds at least 5% of the outstanding shares of stock of the Texas corporation or has been a holder of shares for at least six months. The DGCL, on the other hand, does not require that a stockholder hold a certain number of shares or hold such shares for a stated period of time prior to exercising their books and records inspection rights. Thus, some of our stockholders entitled to make a books and records demand today (as stockholders in a Delaware corporation) will not be able to make a similar demand following the Reincorporation. In addition, under Delaware law, there is no express statutory authority for fiduciaries to consider factors other than long-term stockholder value maximization, unless the corporation is specifically incorporated as a public benefit corporation. As a Texas corporation, under the TBOC, our directors would not be prohibited from considering the interests of other constituents.

The Independent Directors and Board of Directors believe that the rights of the Company’s stockholders are adequately protected following the Reincorporation, but stockholders should carefully review the differences between Delaware and Texas law described in this Information Statement.

The Scope and Application of the TBOC Amendments Remain Uncertain

The TBOC Amendments became effective in 2025, and there is not yet a significant body of case law interpreting, clarifying, validating or applying the TBOC Amendments. Litigation challenging certain of the TBOC Amendments is pending, and additional proceedings could arise that contest the validity of the TBOC Amendments, construe their provisions in a manner inconsistent with how the Company understands them, or limit their application in unanticipated ways. Any such outcome could have an adverse effect on the Company. As a result, the full scope and impact of the TBOC Amendments are not presently known.

Loss of Extensive Delaware Case Law and a Well-Established Court System

Following the Reincorporation, the Company’s internal affairs will no longer be governed by the legal framework and corporate-governance principles developed through Delaware’s substantial body of case law, which has evolved over many decades.

There are various important common law doctrines under Delaware law that have not been adopted by Texas courts or adopted in the Texas statutes. The Chancery Court and the Delaware Supreme Court are widely respected and experienced business courts that have produced extensive case law interpreting Delaware law, often in the context of extremely expedited litigation, under an extensive and well-developed body of precedent. Trials in the Chancery Court are before judges who are experts in corporate law and appointed for 12-year terms. In contrast, Texas case law concerning the effects of its statutes and regulations is more limited than Delaware’s due in part to Texas’s recent shift to a more code-based approach. Additionally, while Texas has established dedicated Business Courts to hear corporate cases, these courts have only been in existence since September 2024, and there has not yet developed extensive case law generated by the Texas Business Court. As a result, the Company would not have the benefit of Delaware’s breadth of precedent to anticipate the legality of certain corporate affairs and transactions and shareholders’ rights to challenge them, particularly on any matters as to which Texas’s statutes do not provide a definitive answer and a Texas court must decide as a matter of first impression.

Further, Delaware statutory law is regularly updated by the legislature, which meets at least once every year to consider amendments to the DGCL. While Texas has adopted comprehensive, modern, and flexible statutes, the Texas Legislature meets every other year to update and revise the Texas statutes to meet changing business needs, and therefore, statutory updates addressing evolving business needs may not occur as promptly as in Delaware.

Some current or prospective investors, or potential director or officer candidates, may perceive Delaware law as broader, more established or more predictable, and such perceptions could influence their actions and potentially have an adverse effect on the Company’s business and affairs.

Delaware Exit Considerations; Potential Litigation

The Reincorporation may subject the Company to litigation, including stockholder challenges under Delaware law, seeking to delay, prevent or otherwise challenge the Company’s decision to reincorporate. Regardless of merit, any such litigation could result in additional expense, distraction and demands on the time of the Board and management, and, if a court were to determine that any such litigation has merit, the Company could be required to pay substantial monetary damages or attorneys’ fees.

Transaction Costs

The Company has incurred and will continue to incur certain non-recurring costs in connection with the Reincorporation, including filing fees and legal, advisory and other transaction-related expenses. The Independent Directors and Board of Directors believe that a majority of these costs (other than any litigation-related expenses, which cannot be predicted) have already been incurred or will be incurred in connection with the preparation and delivery of this Information Statement, regardless of whether the Reincorporation is completed. Many of these expenses, and other potential transaction costs, are difficult to estimate accurately at this time, and additional unanticipated costs may be incurred in connection with the Reincorporation.

Potential Criticism by Stockholders and Proxy Advisory Firms

It is possible that the Company may face criticism over its decision to reincorporate in Texas from certain stockholders or from proxy advisory firms such as Institutional Shareholder Services Inc. or Glass Lewis & Co., which may draw adverse comparisons between Texas law and Delaware law on specific governance points or may generally express a preference for Delaware incorporation.

What Changes After the Reincorporation?

The Reincorporation will effect a change in the state of incorporation of the Company and other changes, the most significant of which are described below. Following the Reincorporation, we will be governed by the TBOC instead of the DGCL, and we will be governed by the Texas Charter and the Texas Bylaws instead of the Delaware Charter and the Delaware Bylaws. Copies of the Delaware Charter and the Delaware Bylaws are included as Appendix C and Appendix D, respectively, to this Information Statement, and copies of the Texas Charter and the Texas Bylaws are included as Appendix E and Appendix F, respectively, to this Information Statement.

Certain Differences Between the Delaware Charter and the Delaware Bylaws and the Texas Charter and the Texas Bylaws

The following discussion is a summary of certain differences between the Delaware Charter and the Delaware Bylaws, on the one hand, and the Texas Charter and the Texas Bylaws, on the other hand. This summary does not discuss all the differences between the Delaware Charter and the Delaware Bylaws and the Texas Charter and the Texas Bylaws. This summary is subject to the complete text of the relevant provisions of the Delaware Charter and the Delaware Bylaws and the Texas Charter and the Texas Bylaws, and should be read together with the discussion under “Certain Differences in Stockholder Rights Under Delaware and Texas Law.” We encourage you to read those documents carefully.

Issue	Delaware Charter and Delaware Bylaws		Texas Charter and Texas Bylaws
Election of Directors; Staggered Board Classes

The Delaware Charter provides for a classified board of directors divided into three classes designated as Class I, Class II, and Class III Directors, as nearly equal in number as possible, with each class serving a three-year staggered term. Directors are elected by a plurality of the votes cast by holders of Common Stock at each annual meeting of stockholders.

The composition of the classified board of directors is as follows:

The Texas Charter provides for a classified board of directors divided into three classes designated as Class I, Class II, and Class III Directors, as nearly equal in number as possible, with each class serving a three-year staggered term. The Texas Charter specifies that the current term of office of Class III Directors expires at the annual meeting of shareholders to be held in 2027, the current term of Class I Directors expires at the annual meeting to be held in 2028, and the current term of Class II Directors expires at the annual meeting to be held in 2029, and thereafter at the third succeeding annual meeting following each election. Directors are elected by a plurality of the votes cast by holders of Common Stock at each annual meeting of shareholders.

The composition of the classified board of directors is as follows:

	Class	Director Name
	I	Elizabeth Isely
	II	Zephyr Isely
David Rooney
Sandra Buffa
	III	Heather Isely
Kemper Isely
		Edward Cerkovnik	Class	Director Name
			I	Elizabeth Isely
Zephyr Isely
			II	David Rooney
Sandra Buffa
			III	Heather Isely
Kemper Isely
Edward Cerkovnik

Issue	Delaware Charter and Delaware Bylaws	Texas Charter and Texas Bylaws
Default Voting Standard

The Delaware Bylaws provide that all matters other than the election of directors submitted to stockholders at any meeting shall be decided by the affirmative vote of a majority of the voting power of the shares of stock of the Delaware Corporation present in person or represented by proxy at the meeting and voting thereon. Where a separate vote by class is required, the applicable standard is a majority of the voting power of the shares of that class present in person or represented by proxy at the meeting and voting thereon.

The Texas Bylaws provide that, except as otherwise provided by the TBOC, the Texas Charter or the Texas Bylaws, in all matters other than the election of directors, the affirmative vote of the holders of a majority of the shares of stock of the Texas Corporation entitled to vote on, and who voted for or against, such matter at a meeting at which a quorum is present shall be the act of the shareholders.

Action by Written Consent

The Delaware Charter permits stockholder action by written consent in lieu of a meeting prior to the Trigger Date, which is defined as the date on which the Stockholders Agreement is terminated pursuant to its terms or the Isely Family no longer beneficially owns shares representing greater than 50% of the votes entitled to be cast by the then-outstanding shares entitled generally to vote for the election of directors. Prior to the Trigger Date, written consent may be signed by holders of the minimum number of votes necessary to authorize the relevant action. Effective upon the Trigger Date, the Delaware Charter prohibits stockholder action by written consent entirely, and any action required or permitted to be taken by stockholders must be effected at a duly called annual or special meeting of stockholders.

The Texas Charter similarly permits shareholder action by written consent in lieu of a meeting prior to the Governance Transition Date (as defined in the Texas Charter, which serves the same function as, and applies the same beneficial ownership threshold as, the Trigger Date under the Delaware Charter). Prior to the Governance Transition Date, written consent may be signed by holders of the minimum number of votes necessary to authorize the relevant action. Effective upon the Governance Transition Date, the Texas Charter restricts written consent to unanimous written consent signed by all holders of outstanding stock entitled to vote on the action.

Authority to Call a Special Stockholder Meeting

The Delaware Charter provides that special meetings of stockholders may be called only by the Chief Executive Officer, the Chairman of the Board, or the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors the Delaware Corporation would have if there were no vacancies. The Delaware Bylaws similarly provide that special meetings may be called only by either of the Co-Presidents, the Chairman of the Board, or the Board of Directors acting by such a resolution. The Board may postpone, reschedule or cancel any special meeting previously called by the Board. Stockholders do not have the power to call a special meeting of stockholders.

The Texas Charter and Texas Bylaws provide that special meetings of shareholders may be called only by the President, the Chief Executive Officer, either Co-President, the Chairman of the Board, the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors the Texas Corporation would have if there were no vacancies, or the holders of not less than 50% (or, if different, such higher percentage as may be permitted under the TBOC at the time) of the Texas Corporation’s outstanding shares of stock entitled to vote at such special meeting. The Board may postpone, reschedule or cancel any special meeting previously called by the Board. Unlike the Delaware Bylaws, the Texas Charter and Texas Bylaws grant shareholders the right to call a special meeting.

Issue	Delaware Charter and Delaware Bylaws	Texas Charter and Texas Bylaws
Amendment of Bylaws

The Delaware Charter expressly authorizes the Board of Directors to adopt, amend or repeal the bylaws of the Delaware Corporation. Stockholders may also alter, amend or repeal the bylaws or adopt new bylaws, subject to different voting thresholds depending on when the action is taken. Prior to the Trigger Date, stockholder bylaw amendments require the affirmative vote of holders of not less than 50% in voting power of the then-outstanding shares of stock entitled to vote generally in the election of directors, considered as one class. After the Trigger Date, stockholder bylaw amendments require the affirmative vote of holders of not less than 66-2/3% in voting power of such shares.

The Texas Charter and the Texas Bylaws expressly authorize the Board of Directors to alter, amend and repeal the Bylaws or adopt new Bylaws. Shareholders may also make additional Bylaws and alter, amend or repeal any Bylaws or adopt new Bylaws, subject to different voting thresholds depending on when the action is taken, consistent with the Delaware Charter’s approach. Prior to the Governance Transition Date, shareholder bylaw amendments require the affirmative vote of holders of not less than a majority of the outstanding shares of the Texas Corporation entitled to vote generally in the election of directors, voting together as a single class. From and after the Governance Transition Date, shareholder bylaw amendments require the affirmative vote of holders of not less than 66-2/3% of such outstanding shares, voting together as a single class.

Voting Threshold for Fundamental Transactions

The Delaware Charter does not include a provision adjusting the stockholder vote required for fundamental business transactions. Under the DGCL, the default vote required for fundamental transactions, including mergers, consolidations, conversions, sales of substantially all assets and dissolution, is a majority of the outstanding shares of stock entitled to vote thereon.

The Texas Charter includes a provision reducing the shareholder vote required to approve any action that would otherwise require more than a majority (but less than all) of the outstanding shares under the TBOC to a simple majority of the outstanding shares entitled to vote thereon. If holders of any class or series of shares are entitled to vote on the matter as a separate class or series, the threshold for that class or series vote is also reduced to a majority of the outstanding shares of such class or series. Under the TBOC, the default vote required for fundamental business transactions, including amendments to the certificate of formation, mergers, conversions, share exchanges and sales of all or substantially all assets, is two-thirds of the outstanding shares entitled to vote. The Texas Charter’s majority reduction provision brings the Texas voting requirements for fundamental transactions into alignment with the DGCL’s majority threshold.

Issue	Delaware Charter and Delaware Bylaws	Texas Charter and Texas Bylaws
Limitation of Liability of Directors and Officers

The Delaware Charter provides that no director or officer of the Delaware Corporation shall be liable to the Delaware Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, except to the extent such exemption from liability or limitation is not permitted under the DGCL, as it exists or may hereafter be amended.

The Texas Charter provides that, to the fullest extent permitted by the TBOC, as it presently exists or may hereafter be amended, a director or officer of the Texas Corporation shall not be personally liable to the Texas Corporation or its shareholders for monetary damages for an act or omission by the director or officer in his or her capacity as a director or officer or for a breach of any duty as a director or officer. If the TBOC is amended to authorize further elimination or limitation of director or officer liability, the Texas Charter automatically extends the same protection to the fullest extent so permitted.

Indemnification

The Delaware Charter provides that, to the fullest extent permitted by the DGCL or any other law of Delaware as it exists or may hereafter be amended, the Delaware Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was a director, officer, employee or agent of the Delaware Corporation, or is or was serving at the request of the Delaware Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection therewith, on such terms and conditions as the Board may determine.

The Delaware Bylaws provide mandatory indemnification to directors and officers who are or were made a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether or not by or in the right of the Delaware Corporation) by reason of the fact that such person is or was a director or officer of the Delaware Corporation, or is or was serving at the request of the Delaware Corporation as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, to the fullest extent permitted by the DGCL as in effect at any time, other than certain proceedings commenced by such director or officer without prior Board authorization. For purposes of the Delaware Bylaws’ indemnification provisions, the term “Delaware Corporation” includes constituent corporations absorbed in a consolidation or merger that, if their separate existence had continued, would have had power and authority to indemnify their directors, officers, employees or agents.

The Texas Charter authorizes the Corporation to indemnify, and provide advancement of expenses to, its directors, officers, employees and agents (and any other persons to which the TBOC permits the Texas Corporation to provide indemnification) to the fullest extent permitted by the TBOC, as it exists or may be amended from time to time, through provisions in the Texas Bylaws, agreements with such persons, the vote of shareholders or disinterested directors or otherwise.

The Texas Bylaws provide that the Texas Corporation shall indemnify and hold harmless each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Texas Corporation or, while serving as a director or officer of the Texas Corporation, is or was serving at the request of the Texas Corporation as a director, officer, employee, agent or other representative (as defined in the TBOC) of another corporation or of a partnership, joint venture, trust or other enterprise or organization, including service with respect to an employee benefit plan, to the fullest extent permitted by the TBOC, as the same exists or may be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Texas Corporation to provide broader indemnification rights than permitted prior thereto), other than certain proceedings commenced by such director or officer without prior Board authorization. Such indemnification shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators.

Issue	Delaware Charter and Delaware Bylaws	Texas Charter and Texas Bylaws

The Texas Bylaws also provide that the Texas Corporation may, to the extent authorized from time to time by the Board, the Chief Executive Officer, the President, either Co-President or the General Counsel, grant rights to indemnification and advancement of expenses to any current or former employee or agent of the Texas Corporation with the same or lesser scope and effect as the indemnification of, and advancement of expenses to, current and former directors and officers of the Texas Corporation.

Advancement of Expenses

The Delaware Charter provides that the Delaware Corporation may advance all costs and expenses (including reasonable attorneys’ fees and expenses) incurred by any director or officer in connection with any action, suit or proceeding, whether civil, criminal, administrative or investigative, on such terms and conditions as the Board may determine.

The Delaware Bylaws provide that expenses (including attorneys’ fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Delaware Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Delaware Corporation. For former directors and officers, expenses may be advanced upon such terms and conditions, if any, as the Board deems appropriate.

As noted above under “Indemnification,” the Texas Charter authorizes the Texas Corporation to provide advancement of expenses to its directors, officers, employees and agents to the fullest extent permitted by the TBOC.

The Texas Bylaws provide that the right to indemnification conferred on directors and officers is a contract right and includes the right to advancement of expenses incurred in defending any proceeding prior to its final disposition. If the TBOC requires, advancement shall be made only after delivery to the Texas Corporation of (1) a written affirmation by the indemnitee of the indemnitee’s good faith belief that the indemnitee has met the standard of conduct necessary for indemnification under the TBOC and (2) a written undertaking to repay all amounts advanced if it shall ultimately be determined by final judicial determination from which there is no further right to appeal that such indemnitee has not met the standard necessary for indemnification under the TBOC or that indemnification is prohibited by the TBOC. Unlike the Delaware Bylaws, which require only an undertaking, the TBOC requires both a written affirmation and an undertaking before expenses may be advanced to a director or officer.

The authority to grant advancement rights to employees and agents is set forth above under “Indemnification.”

Stock Ownership Requirements for Stockholder Proposals	Neither the Delaware Charter nor the Delaware Bylaws require a stockholder or stockholders to hold a minimum number of shares to submit a proposal on a matter for approval at a stockholder meeting.	Neither the Texas Charter nor the Texas Bylaws require a shareholder or shareholders to hold a minimum number of shares to submit a proposal on a matter for approval at a shareholder meeting.

Issue	Delaware Charter and Delaware Bylaws	Texas Charter and Texas Bylaws
Stock Ownership Requirement for Derivative Suits	The Delaware Charter does not include a minimum stock ownership requirement with respect to the right to institute or maintain a derivative suit.

The Texas Charter provides that the Texas Corporation affirmatively elects to be governed by Section 21.419 of the TBOC and any successor provision thereto, such that, during any time that the Texas Corporation’s Common Stock is listed on a national securities exchange or the Texas Corporation has 500 or more shareholders, no shareholder or group of shareholders may institute or maintain a derivative proceeding in the right of the Texas Corporation unless such shareholder or group of shareholders, at the time the derivative proceeding is instituted, holds at least 3% of the outstanding shares of the Texas Corporation (as set forth in Section 21.552(a)(3) of the TBOC).

Advance Notice of Shareholder Nominations

The Delaware Bylaws provide that nominations of persons for election to the Board may be made at an annual meeting by any stockholder who is entitled to vote at the meeting on the election of directors and who complies with the advance notice procedures set forth in the Delaware Bylaws. To be timely, a stockholder’s notice of nominations must be delivered to the Secretary at the principal executive offices of the Delaware Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 90 days, from such anniversary date, notice by the stockholder must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the later of the 90th day prior to such annual meeting and the 10th day following the day on which public announcement of the date of such meeting is first made by the Delaware Corporation. Notwithstanding the foregoing, these timing requirements do not apply to the Isely Family (as defined in the Delaware Bylaws and referred to as the “Controlling Stockholders”) so long as the Controlling Stockholders hold at least 25% of the outstanding shares of Common Stock.

The Texas Bylaws provide that nominations of persons for election to the Board may be made at an annual meeting by any shareholder who is entitled to vote for the election of directors and who complies with the advance notice procedures set forth in the Texas Bylaws. To be timely with respect to an annual meeting, a shareholder’s notice of nominations must be delivered to the Secretary at the principal executive offices of the Texas Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Texas Corporation. Notwithstanding the foregoing, these timing requirements do not apply to the Controlling Stockholders (as defined in the Texas Bylaws) so long as the Controlling Stockholders hold at least 25% of the outstanding shares of stock of the Texas Corporation.

Issue	Delaware Charter and Delaware Bylaws	Texas Charter and Texas Bylaws

In the event the Delaware Corporation calls a special meeting of stockholders for the purpose of electing directors, any stockholder may nominate such number of persons for election to the position(s) specified in the Delaware Corporation’s notice of meeting if the stockholder’s notice, containing all information required under the Delaware Bylaws, is delivered to the Secretary at the principal executive offices of the Delaware Corporation not earlier than the 120th day prior to such special meeting and not later than the later of the 90th day prior to such special meeting and the 10th day following the day on which public announcement of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting is first made by the Delaware Corporation.

Exclusive Forum

The Delaware Charter provides that, unless the Delaware Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Delaware Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Delaware Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL, the Delaware Charter or the Delaware Bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to the Court of Chancery having personal jurisdiction over the indispensable parties named as defendants.

Unless the Texas Corporation consents in writing to the selection of an alternative forum, the Texas Bylaws designate the Business Court in the First Business Court Division of the State of Texas as the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Texas Corporation, (ii) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director, officer, other employee, agent or shareholder of the Texas Corporation to the Texas Corporation or the Texas Corporation’s shareholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (iii) any action arising pursuant to any provision of the TBOC or the Texas Charter or the Texas Bylaws or as to which the TBOC confers jurisdiction on the Business Court, (iv) any action to interpret, apply, enforce or determine the validity of the Texas Charter or the Texas Bylaws, (v) any action asserting a claim related to or involving the Texas Corporation that is governed by the internal affairs doctrine, (vi) any action asserting an “internal entity claim” as that term is defined in Section 2.115 of the TBOC, or (vii) any other action within the jurisdiction of the Business Court, including any claims within the supplemental jurisdiction of the Business Court. If the Business Court determines that it lacks jurisdiction, the exclusive forum shall be the federal district court for the Northern District of Texas, Dallas Division, or, if that court also determines that it lacks jurisdiction, the state district court of the State of Texas situated in Collin County.

Issue	Delaware Charter and Delaware Bylaws	Texas Charter and Texas Bylaws

The Texas Bylaws provide that, unless the Texas Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States shall be the exclusive forum for any complaint asserting a cause of action arising under the Securities Act or the Exchange Act. Notwithstanding the language included in the Texas Bylaws, under the Securities Act, federal and state courts have concurrent jurisdiction over claims arising under the Securities Act and investors cannot waive compliance with federal securities laws and the rules and regulations thereunder. See “The exclusive forum provisions of the Texas Bylaws may limit shareholders’ ability to select a judicial forum for certain disputes and may not be enforceable” above.

Jury Trials

Neither the Delaware Charter nor the Delaware Bylaws includes a mandatory waiver of the right to a jury trial. Jury trials are generally not available in the Delaware Court of Chancery, which is the venue in which stockholder suits relating to the internal affairs of a Delaware corporation are typically filed.

The Texas Charter provides that any person or entity purchasing or otherwise acquiring or holding any interest in shares of stock of the Texas Corporation shall be deemed to have irrevocably and unconditionally waived any right it may have to a trial by jury in any legal action, proceeding, cause of action or counterclaim asserting an “internal entity claim” as that term is defined in Section 2.115 of the TBOC, and to the fullest extent permitted by applicable law, any other legal action, proceeding, cause of action or counterclaim within the scope of the foregoing exclusive forum provision.

Duration of Proxies	The Delaware Bylaws provide that no proxy shall be voted after three years from its date, unless the proxy provides for a longer period, consistent with Section 212(b) of the DGCL.	The Texas Bylaws provide that no proxy shall be voted on after eleven months from its date, unless the proxy provides for a longer period, consistent with Section 21.369 of the TBOC.

Certain Differences in Stockholder Rights under Delaware and Texas Law

The rights of our stockholders are currently governed by the DGCL, Delaware case law, the Delaware Charter and the Delaware Bylaws. Following completion of the Reincorporation, the rights of our shareholders will be governed by the TBOC, Texas case law, the Texas Charter and the Texas Bylaws. The statutory corporate laws of Texas, as governed by the TBOC, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are differences between what your rights are under Delaware law and what they will be under Texas law. The following are brief summaries of certain legal considerations relating to the current rights of stockholders of a Delaware corporation and the shareholders of a Texas corporation and the corporate governance of a company in Delaware and in Texas.

The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the TBOC and DGCL, the Delaware Charter and the Delaware Bylaws, the Texas Charter and the Texas Bylaws, and the body of case law in both jurisdictions, and some of the differences in the legal considerations below may not affect you in light of the provisions of the Texas Charter and the Texas Bylaws, which opt in to certain determinations as permitted under the TBOC.

You should review this summary together with the discussion under “Certain Differences Between the Delaware Charter and the Delaware Bylaws and the Texas Charter and the Texas Bylaws.”

Issue	Delaware	Texas
Fiduciary Duties

In Delaware, fiduciary duties are generally developed by case law.

In general, directors and officers are subject to the fiduciary duties of care and loyalty. The duty of loyalty encompasses good faith as a component. Delaware case law also recognizes a duty of oversight as an aspect of the duty of care and a duty of candid disclosure to stockholders in connection with soliciting stockholder action.

The duty of care requires directors and officers not to act with gross negligence, including, depending on the facts and circumstances, by being well-informed and gathering and considering reasonably available relevant information.

The duty of loyalty requires directors and officers to act in good faith and with the honest belief that the action taken is in the best interests of the corporation and its stockholders.

Under the DGCL, a director or a member of any board committee is “fully protected” in relying in good faith upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation’s officers or employees, or committees of the board of directors, or by any other person as to matters the director reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.

In Texas, fiduciary duties are generally developed by case law. However, for a corporation listed on a national securities exchange (such as the Company following the Reincorporation) or that has made an affirmative election in its governing documents, Section 21.419 of the TBOC also codifies certain presumptions concerning directors’ and officers’ compliance with their duties as discussed below.

Directors and officers owe fiduciary duties of loyalty, care, and obedience (i.e., duty to follow the law and the corporation’s governing documents) to the corporation.

Under the TBOC, a director may, in good faith and with ordinary care, rely on information, opinions, reports, or statements, including financial statements and other financial data, prepared or presented by an officer or employee of the corporation, legal counsel, a certified public accountant, an investment banker, a person who the director reasonably believes possesses professional expertise in the matter, or a committee of the board on which the director does not serve. Under the TBOC, officers are similarly entitled to rely in good faith and with ordinary care on information from another officer or employee, legal counsel, a certified public accountant, an investment banker, or a professional expert, but officers do not have the statutory right to rely on a committee of the board.

Considerations by Directors Permitted by Statute

Under the DGCL, except for corporations that have opted to become public benefit corporations, directors of Delaware corporations do not have any express statutory authority to consider constituencies beyond stockholders when discharging their fiduciary duties. Delaware case law provides that fiduciary duties generally require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders and that directors can consider the interests of other constituencies so long as doing so serves the ultimate goal of value maximization.

Under the TBOC, in discharging the duties of director and in considering the best interests of the corporation, a director is entitled to consider the long-term and short-term interests of the corporation and the shareholders of the corporation, including the possibility that those interests may be best served by the continued independence of the corporation.

In discharging their duties under the TBOC or otherwise, a director is entitled to consider any social purposes specified in the corporation’s certificate of formation. Subject to direction by the board of directors, an officer is similarly entitled to consider both the long-term and short-term interests of the corporation and its shareholders, including the possibility that those interests may be best served by the continued independence of the corporation, and any social purposes specified in the corporation’s certificate of formation.

Nothing in the TBOC prohibits or limits a director or officer of a corporation that does not have a social purpose specified in its certificate of formation from considering, approving, or taking an action that promotes or has the effect of promoting a social, charitable, or environmental purpose.

Business Judgment Rule

Under Delaware law, directors and officers are generally protected by the business judgment rule, which is a presumption that in making a business decision the directors and officers of a corporation acted on an informed basis, in good faith and in the honest belief that the action taken was in the best interests of the company. Under the business judgment rule, a court will generally not second-guess the board’s decisions unless the business judgment rule’s presumptions have been rebutted for the challenged decision. If the business judgment rule’s presumptions have been rebutted, the court applies an elevated standard of review and directors may be personally liable upon a finding of breach under the applicable standard where no safe harbor or exculpation provision protects the director. See “Limitation of Personal Liability of Directors, Officers and Controlling Stockholders” below for a discussion of the statutory exceptions to exculpation under the DGCL.

Personal liability for directors and officers for breach of the duty of care cannot occur unless (i) the director or officer acted with gross negligence and (ii) the certificate of incorporation lacks an applicable exculpation provision. The Delaware Charter has an exculpation provision that forecloses personal liability for duty of care breaches for both directors and officers. However, even where officer exculpation is permitted, the DGCL does not permit exculpation of officers in derivative actions (actions brought in the right of the corporation), so the Delaware Charter’s exculpation provision does not shield officers from liability in a suit brought by or in the right of the corporation.

Under the TBOC, directors and officers are generally protected by the business judgment rule, which protects directors and officers from liability for decisions that may be considered negligent or unwise if made in good faith and within their discretion in furtherance of the corporation’s interests.

Under Texas common law, courts have typically not imposed liability on disinterested directors unless the conduct involves fraud or an ultra vires act, and Texas case law has not definitively resolved whether gross negligence alone is sufficient to establish a breach of the duty of care and impose liability. For the Company, this question is addressed by Section 21.419 of the TBOC, which requires a showing of fraud, intentional misconduct, an ultra vires act, or a knowing violation of law (and not merely gross negligence) to establish liability.

For a corporation listed on a national securities exchange or that has elected in its governing documents to be governed by Section 21.419 of the TBOC (in either case, a “21.419 Corporation”), the TBOC codifies the business judgment rule and establishes a presumption that directors and officers, in deciding upon matters of business, act in good faith, on an informed basis, in furtherance of the interests of the corporation, and in obedience to the law and the corporation’s governing documents.

Delaware courts apply enhanced scrutiny in certain scenarios involving the adoption of defensive measures, certain change of control transactions, and certain scenarios involving interference with stockholders’ voting rights. If enhanced scrutiny applies, the court generally reviews directors’ actions for reasonableness. Delaware courts apply the most stringent entire fairness standard of review where either (i) a majority of directors who made the challenged decision were interested or lacked independence from an interested party or (ii) certain transactions involving a conflicted controlling stockholder. However, the DGCL provides that if a statutory safe harbor applies, the act or transaction cannot be the subject of equitable relief or give rise to an award of money damages against directors, officers, or controlling stockholders. See “Interested Party Transaction Approvals” below for a discussion of these safe harbor procedures.

Under Section 21.419(d) of the TBOC, neither the corporation nor any shareholder has a cause of action against a director or officer for any act or omission in the person’s capacity as a director or officer unless: (i) one or more of the statutory presumptions is rebutted; and (ii) it is further proven that the act or omission constituted a breach of duty involving fraud, intentional misconduct, an ultra vires act, or a knowing violation of law. This two-part conjunctive requirement applies in all circumstances, including transactions involving controlling shareholders.

The Texas Charter has an exculpation provision that eliminates personal liability of directors and officers to the fullest extent permitted by the TBOC. The TBOC does not permit exculpation for: (i) a breach of the duty of loyalty; (ii) acts or omissions not in good faith that constitute a breach of duty or involve intentional misconduct or a knowing violation of law; (iii) transactions from which the managerial official received an improper personal benefit; or (iv) acts for which liability is expressly provided by statute. Unlike the DGCL, the TBOC does not exclude derivative claims from officer exculpation. The Texas Charter’s exculpation provision covers both direct and derivative claims against officers. See “Limitation of Personal Liability of Directors, Officers and Controlling Stockholders” below for a discussion of the statutory exceptions to exculpation under the TBOC.

Interested Party Transaction Approvals

Section 144 of the DGCL provides safe harbor procedures for acts or transactions in which one or more directors or officers, as well as controlling stockholders and members of control groups, have interests or relationships that might render them interested or not independent with respect to the act or transaction. If one of the statutory safe harbors applies, the act or transaction at issue may not be the subject of equitable relief or give rise to an award of damages against a director or officer (or, in the case of a controlling stockholder transaction, against any controlling stockholder or member of a control group).

Section 21.418 of the TBOC provides that an interested party contract or transaction between a corporation and one or more of its directors or officers (or their affiliates or associates), or an entity in which a director or officer is a managerial official or has a financial interest, is valid, enforceable, and not void or voidable if any one of the following conditions is satisfied: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed to or known by the board of directors or a committee, and the board or committee in good faith authorizes the contract or transaction by the vote of a majority of the disinterested directors or committee members, regardless of whether those directors or committee members constitute a quorum; (ii) the material facts are disclosed to or known by the shareholders entitled to vote, and the contract or transaction is specifically approved in good faith by a vote of the shareholders; or (iii) the contract or transaction is fair to the corporation when authorized, approved, or ratified by the board, a committee, or the shareholders. If at least one of these conditions is satisfied, neither the corporation nor any of its shareholders will have a cause of action against any interested person for breach of duty by reason of that person’s relationship or interest in the transaction or participation in its authorization.

Section 144(a) of the DGCL provides that an act or transaction involving one or more interested directors or officers will be protected if (i) the material facts as to the director’s or officer’s relationship or interest and as to the act or transaction are disclosed or are known to all members of the board of directors or a committee of the board of directors, and the board or committee in good faith and without gross negligence authorizes the act or transaction by the affirmative votes of a majority of the disinterested directors then serving thereon, even though the disinterested directors be less than a quorum; (ii) the act or transaction is approved or ratified by an informed, uncoerced, affirmative vote of a majority of the votes cast by the disinterested stockholders; or (iii) the act or transaction is fair as to the corporation and the corporation’s stockholders. If a majority of the directors are not disinterested directors with respect to the act or transaction, authorization under condition (i) above must be provided by a committee of the board of directors consisting of two or more directors, each of whom the board of directors has determined to be a disinterested director with respect to the act or transaction.

The DGCL provides statutory definitions of what parties constitute a controlling stockholder or control group and safe harbor procedures that can be followed to insulate from equitable challenge or a damages award specified acts or transactions involving a controlling stockholder or control group. Section 144(d)(5) of the DGCL further provides that no controlling stockholder or member of a control group shall be liable for monetary damages for breach of fiduciary duty other than for a breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or any transaction from which the person derived an improper personal benefit.

Section 21.418 of the TBOC differs from Section 144 of the DGCL in three important respects. First, the TBOC does not require that board or committee authorization be made “without gross negligence,” a standard expressly required under Section 144(a)(1) of the DGCL; the TBOC requires only that the board or committee act in good faith. Second, the shareholder approval condition under the TBOC is not limited to disinterested shareholders and does not require the vote to be “informed and uncoerced,” as required under Section 144(a)(2) of the DGCL, meaning a controlling shareholder’s votes may count toward satisfying this condition. Third, unlike the DGCL, which provides a separate and more demanding framework for controlling stockholder transactions under Sections 144(b) and (c) of the DGCL, including requirements for a specially empowered committee with express authority to reject the transaction and for stockholder approval conditioned by the transaction’s terms at the time of submission, the TBOC does not provide a separate framework for controlling shareholder transactions; all interested party transactions under Section 21.418 of the TBOC are subject to the same conditions regardless of whether the interested party is a director, officer, or controlling shareholder.

For a corporation listed on a national securities exchange (such as the Company following the Reincorporation), Section 21.418(f) of the TBOC provides that regardless of whether the Section 21.418(b) conditions are satisfied, neither the corporation nor any of its shareholders will have a cause of action against any director or officer in connection with an interested party transaction unless the cause of action is permitted by Section 21.419 of the TBOC. For the Company as a 21.419 Corporation, any such claim is also subject to the two-part standard of Section 21.419(d) of the TBOC (see “Business Judgment Rule” above), which applies in all circumstances, including transactions involving controlling shareholders.

A controlling stockholder transaction that does not constitute a “going private transaction” may not be the subject of equitable relief or give rise to an award of damages against a director, officer, controlling stockholder, or member of a control group if (i) the material facts as to the controlling stockholder transaction (including the controlling stockholder’s or control group’s interest therein) are disclosed or known to all members of a committee of the board of directors to which the board of directors has expressly delegated the authority to negotiate (or oversee the negotiation of) and to reject such controlling stockholder transaction, and the controlling stockholder transaction is approved (or recommended for approval) in good faith and without gross negligence by a majority of the disinterested directors then serving on that committee, provided that the committee consists of two or more directors each of whom the board of directors has determined to be a disinterested director with respect to the controlling stockholder transaction; (ii) the controlling stockholder transaction is conditioned, by its terms as in effect at the time it is submitted to stockholders for their approval or ratification, on the approval of or ratification by disinterested stockholders, and the controlling stockholder transaction is approved or ratified by an informed, uncoerced, affirmative vote of a majority of the votes cast by the disinterested stockholders; or (iii) the controlling stockholder transaction is fair as to the corporation and the corporation’s stockholders. A controlling stockholder transaction that constitutes a “going private transaction” may be entitled to the statutory safe harbor protection only if both conditions (i) and (ii) above are satisfied, or if the transaction is fair to the corporation and its stockholders.

The DGCL provides criteria for determining the independence and disinterestedness of directors and stockholders. Under Section 144(d)(2) of the DGCL, any director of a corporation listed on a national securities exchange is presumed to be a disinterested director with respect to an act or transaction to which such director is not a party if the board of directors has determined that such director satisfies the applicable exchange independence criteria, treating any applicable controlling stockholder or control group as if it were the corporation for purposes of applying such criteria. This presumption is heightened and may only be rebutted by substantial and particularized facts showing the director has a material interest in such act or transaction or has a material relationship with a person with a material interest therein.

Number of Directors

Under the DGCL, the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors. If the certificate of incorporation fixes the number of directors, then a change in the number of directors shall be made only by amendment of the certificate of incorporation.

Under the TBOC, the number of directors shall be set by, or in the manner provided by, the certificate of formation or bylaws, except that the number of directors on the initial board of directors must be set by the certificate of formation.

The number of directors may be increased or decreased by amendment to, or as provided by, the certificate of formation or bylaws; however, a decrease in the number of directors may not shorten the term of an incumbent director.

If the certificate of formation or bylaws do not set the number constituting the board of directors or provide for the manner in which the number of directors must be determined, the number of directors is the same as the number constituting the initial board of directors as set by the certificate of formation.

Procedures for Filling Vacant Directorships

Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws: (i) vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director; and (ii) whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected. If, at the time of filling any vacancy or newly created directorship, the directors then in office constitute less than a majority of the whole board as constituted immediately prior to any such increase, the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the voting stock, summarily order an election to be held to fill such vacancies or newly created directorships. Unless otherwise provided in the certificate of incorporation or bylaws, when one or more directors resign from the board effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, with the vote to take effect when such resignation becomes effective.

In the case of a Delaware corporation the directors of which are divided into classes, all directors chosen under (i) or (ii) above shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors shall be elected and qualified. For a corporation without a classified board, a director filling a vacancy serves only until the next annual election of directors.

Under the TBOC, except as provided below with respect to class voting, vacancies may be filled by the affirmative vote of the majority of the remaining directors, even if less than a quorum, or by election at an annual or special meeting of shareholders called for that purpose.

The term of a director elected to fill a vacancy occurring in the board of directors is the unexpired term of the director’s predecessor in office.

Except as provided below with respect to class voting, a directorship to be filled because of an increase in the number of directors may be filled by election at an annual or special meeting of shareholders called for that purpose or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders. During any period between two successive annual meetings of shareholders, the board of directors may not fill more than two such directorships created by an increase in the number of directors. The DGCL contains no equivalent limit on the number of newly created directorships the board may fill between annual meetings.

In the case of a Delaware corporation the directors of which are divided into classes, all directors chosen under (i) or (ii) above shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors shall be elected and qualified. For a corporation without a classified board, a director filling a vacancy serves only until the next annual election of directors.

Unless otherwise authorized by a corporation’s certificate of formation, a vacancy or a newly created vacancy in a director position that the certificate of formation entitles the holders of a class or series of shares or group of classes or series of shares to elect may be filled only: (i) by the affirmative vote of the majority of the directors then in office elected by the class, series, or group; (ii) by the sole remaining director elected in that manner; or (iii) by the affirmative vote of the holders of the outstanding shares of the class, series, or group.

Committees

Under the DGCL, the board of directors may, by resolution, designate one or more committees, each consisting of one or more directors, and may designate one or more directors as alternate committee members to replace any absent or disqualified member. Any such committee, to the extent provided in the board resolution or the corporation’s bylaws, shall have and may exercise all the powers and authority of the board in the management of the business and affairs of the corporation. No committee may: (i) approve, adopt, or recommend to stockholders any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval; or (ii) adopt, amend, or repeal any bylaw of the corporation.

Under the TBOC, if authorized by the certificate of formation or bylaws of the corporation, the board of directors may designate: (i) committees composed of one or more directors; and (ii) directors as alternate members of committees to replace absent or disqualified committee members at a committee meeting, subject to any limitations imposed by the board of directors. Unlike the DGCL, the TBOC requires that committee formation authority be expressly granted in the certificate of formation or bylaws; the board does not have this power by statute alone.

To the extent provided by a resolution of the board of directors designating a committee, or by the certificate of formation or bylaws, a committee has the authority of the board of directors, subject to the restrictions of the TBOC. A committee of the board of directors may not: (i) amend the certificate of formation, except to establish a series of shares, increase or decrease the number of shares in a series, or eliminate a series of shares as authorized by the TBOC; (ii) propose a reduction of stated capital; (iii) approve a plan of merger, share exchange, or conversion of the corporation; (iv) recommend to the shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the corporation not made in the usual and regular course of its business; (v) recommend to the shareholders a voluntary winding up and termination or a revocation of such action; (vi) amend, alter, or repeal the bylaws or adopt new bylaws; (vii) fill vacancies on the board of directors; (viii) fill vacancies on or designate alternate members of a committee of the board of directors; (ix) fill a vacancy to be filled because of an increase in the number of directors; (x) elect or remove officers of the corporation or members or alternate members of a committee of the board of directors; (xi) set the compensation of the members or alternate members of a committee of the board of directors; or (xii) alter or repeal a board resolution that states that it may not be amended or repealed by a committee. The TBOC’s prohibited list is substantially longer than the two restrictions applicable under the DGCL, and includes several matters that Delaware committees may freely undertake to the extent authorized by the board.

A committee may authorize a distribution or the issuance of shares if authorized by the resolution designating the committee or the certificate of formation or bylaws. The designation and delegation of authority to a committee does not relieve the board of directors or any director of responsibility imposed by law.

For a corporation listed on a national securities exchange (such as the Company following the Reincorporation), the board of directors may adopt resolutions authorizing the formation of a committee of independent and disinterested directors to review and approve transactions, whether or not contemplated at the time of the committee’s formation, involving the corporation or any of its subsidiaries and a controlling shareholder, director, or officer. A corporation that has formed such a committee may petition a court for an advance judicial determination of the independence and disinterestedness of the committee’s directors. See “Advance Judicial Determination of Director Independence” below.

Advance Judicial Determination of Director Independence	Delaware does not have an analogous statute.

Under the TBOC, a Texas corporation has two distinct mechanisms for obtaining a judicial determination of the independence and disinterestedness of directors reviewing transactions or derivative claims, neither of which has a direct equivalent under Delaware law.

Under the TBOC, a 21.419 Corporation that has authorized the formation of a committee of independent and disinterested directors to review transactions involving the corporation or any of its subsidiaries and a controlling shareholder, director, or officer may petition a court for an evidentiary hearing to determine whether the directors appointed to that committee are independent and disinterested. The committee may be formed before any particular transaction is identified, and the determination covers transactions as they arise. The court’s determination is dispositive in the absence of new facts sufficient to prove that a director is not independent and disinterested with respect to a particular transaction.

Under the TBOC, before a corporation makes its determination of how to proceed on allegations in a demand or petition relating to a derivative proceeding, the corporation may petition the court to make a finding as to whether the directors designated to review the demand are independent and disinterested. The court’s finding is dispositive in the absence of new facts not presented to the court sufficient to prove that one or more of the directors are not independent and disinterested.

Special Meetings of the Stockholders

Under the DGCL, the board of directors, or any other one or more persons authorized in the certificate of incorporation or bylaws, may call a special meeting. Stockholders do not have a statutory right to call a special meeting, but the certificate of incorporation or bylaws may provide for such right. The DGCL imposes no statutory cap on the threshold that the certificate of incorporation or bylaws may require for stockholder-called special meetings. Neither the Delaware Charter nor the Delaware Bylaws vests stockholders with the right to call special meetings.

Under the TBOC, special meetings of the shareholders of a corporation may be called by: (i) the president, the board of directors, or any other person authorized to call special meetings by the certificate of formation or bylaws of the corporation; or (ii) the holders of the percentage of shares specified in the certificate of formation, not to exceed 50 percent of the shares entitled to vote or, if no percentage is specified, at least 10 percent of all of the shares of the corporation entitled to vote at the proposed special meeting.

Unlike the DGCL, the TBOC grants shareholders a statutory right to call a special meeting that the certificate of formation and bylaws cannot eliminate entirely. The Texas Charter sets the shareholder threshold for calling a special meeting at 50 percent (or such higher percentage as may be permitted under the TBOC at the time) of outstanding shares entitled to vote.

Under the TBOC, other than procedural matters, the only business that may be conducted at a special meeting of shareholders is business that is within the purpose or purposes described in the notice of the meeting.

Action by Written Consent of Stockholders

Under the DGCL, unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken at an annual or special meeting of stockholders may instead be taken without a meeting, without prior notice, and without a vote, if a consent or consents setting forth the action taken are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted.

The DGCL’s default rule therefore permits action by less than unanimous written consent unless the certificate of incorporation restricts or eliminates this right.

A consent must be in writing or by electronic transmission, and is not effective unless consents from a sufficient number of holders are delivered to the corporation within 60 days of the first consent delivered.

If action is taken by less than unanimous consent, the corporation must give prompt notice of the action to stockholders who did not consent and who would otherwise have been entitled to notice of a meeting.

Under the TBOC, shareholders may take action without a meeting, without providing notice, and without a vote if each person entitled to vote on the action signs a written consent stating the action taken; such consent has the same effect as a unanimous vote at a meeting.

The TBOC permits action by less than unanimous written consent, but only if the certificate of formation expressly authorizes it.

If so authorized, owners holding at least the minimum number of votes necessary to take the action at a meeting at which all shares entitled to vote were present and voted may approve the action by written consent.

Unlike the DGCL, where less-than-unanimous written consent is the default rule unless the certificate of incorporation opts out, the TBOC requires an affirmative opt-in in the certificate of formation before less-than-unanimous written consent is available.

Adjournment of Stockholder Meetings

Under the DGCL, unless the bylaws provide otherwise, a meeting of stockholders may be adjourned to another time or place (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication) without notice if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are: (i) announced at the meeting at which the adjournment is taken; (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication; or (iii) set forth in the notice of meeting.

Under the TBOC, unless the certificate of formation or bylaws provide otherwise, shareholders at a meeting at which a quorum is not present may adjourn the meeting until the time and to the place as may be determined by a vote of the holders of the majority of the shares who are present or represented by proxy at the meeting. Unlike the DGCL, which provides a general adjournment framework applicable to any adjournment for any reason, the TBOC’s adjournment provision is limited to adjournments due to lack of quorum.

If a meeting is adjourned for more than 30 days, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the board of directors must also fix a new record date for notice of such adjourned meeting and give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the new notice record date.

At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting.

The TBOC does not have a specific provision on notice for an adjourned meeting equivalent to the DGCL’s 30-day re-notice requirement. Under the TBOC, however, the record date for determining shareholders entitled to notice of or to vote at a meeting applies to any adjournment of that meeting. The TBOC does not have a specific provision addressing the business that may be transacted at an adjourned meeting.

Voting by Proxy

Under the DGCL, a stockholder may authorize another person or persons to act for such stockholder by proxy, whether at a meeting of stockholders or in connection with any action by written consent. No proxy may be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

Under the DGCL, a duly executed proxy is irrevocable if it states that it is irrevocable and, only as long as, it is coupled with an interest sufficient in law to support an irrevocable power, whether that interest is in the stock itself or in the corporation generally.

Under the TBOC, a shareholder may authorize another person or persons to act for such shareholder by proxy. Under the TBOC, no proxy may be voted or acted upon after 11 months after the date the proxy is executed, unless otherwise provided by the proxy.

Under the TBOC, a proxy is revocable unless (1) the proxy form conspicuously states that the proxy is irrevocable and (2) the proxy is coupled with an interest. Unlike the DGCL, which uses the open-ended standard of an interest sufficient in law to support an irrevocable power, the TBOC provides a specific statutory definition of the categories of interest that constitute a “proxy coupled with an interest.”

Quorum and Required Vote

Under the DGCL, the certificate of incorporation or bylaws of a Delaware corporation may specify the number of shares and/or the amount of other securities having voting power the holders of which must be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for, the transaction of any business, but in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting, except that, where a separate vote by a class or series or classes or series is required, a quorum shall consist of no less than one-third of the shares of such class or series or classes or series.

Under the TBOC, subject to the following sentence, the holders of the majority of the shares entitled to vote at a meeting of the shareholders of a Texas corporation that are present or represented by proxy at the meeting are a quorum for the consideration of a matter to be presented at that meeting. Under the TBOC, the certificate of formation (but not the bylaws) of a corporation may provide that a quorum is present only if: (i) the holders of a specified portion of the shares that is greater than the majority of the shares entitled to vote are represented at the meeting in person or by proxy; or (ii) the holders of a specified portion of the shares that is less than the majority but not less than one-third of the shares entitled to vote are represented at the meeting in person or by proxy. Unlike the DGCL, which permits both the certificate of incorporation and the bylaws to modify the default quorum requirement, the TBOC permits modification of the quorum only through the certificate of formation.

In the absence of such specification in the certificate of incorporation or bylaws of the corporation: (i) a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders; (ii) in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (iii) directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors; and (iv) where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series.

A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.

Under the TBOC, the certificate of formation or bylaws of a corporation may provide that a director of a corporation shall be elected only if the director receives: (i) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors; (ii) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors and represented in person or by proxy at a meeting of shareholders at which a quorum is present; or (iii) the vote of the holders of a specified portion, but not less than the majority, of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present. If no standard is specified, directors of a corporation shall be elected by a plurality of the votes cast by the holders of shares entitled to vote at a meeting of shareholders at which a quorum is present. Unlike the DGCL default, which is based on a plurality of the votes of shares present at the meeting, the TBOC default is based on a plurality of votes actually cast, excluding shares present but not voted.

Under the TBOC, subject to the following sentence, with respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the affirmative vote of the holders of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting of a corporation at which a quorum is present is the act of the shareholders. With respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the certificate of formation or bylaws of a corporation may provide that the act of the shareholders of the corporation is: (i) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter; (ii) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter and represented in person or by proxy at a shareholders’ meeting at which a quorum is present; (iii) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for or against, the matter at a shareholders’ meeting at which a quorum is present; or (iv) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting at which a quorum is present. Unlike the DGCL default, under which abstentions by shares present at the meeting are counted in the denominator and therefore reduce the likelihood of approval, the TBOC default excludes shares that do not vote (including broker non-votes) from the denominator, counting only shares that voted for, against, or expressly abstained.

Shareholder Proposal Ownership Requirements

The DGCL does not provide a mechanism for corporations to impose minimum stock ownership requirements on stockholders seeking to submit a proposal on a matter for approval at a stockholder meeting. Delaware corporations may include advance notice provisions in their bylaws requiring proposing stockholders to furnish certain information, but the DGCL does not authorize dollar-value or percentage-based ownership thresholds as a prerequisite for bringing proposals at stockholder meetings.

Section 21.373 of the TBOC permits a “nationally listed corporation” (as defined below) that makes an affirmative election under an amendment to its certificate of formation or bylaws to impose stock ownership requirements on shareholders seeking to submit a proposal on a matter (other than director nominations and procedural resolutions ancillary to the conduct of a meeting) for approval at a shareholder meeting.

Under Section 21.373 of the TBOC, to submit such a proposal, a shareholder or group of shareholders must: (i) hold voting shares equal to at least $1,000,000 in market value or three percent of the corporation’s total voting shares as of the date of submission of the proposal; (ii) have held such shares for a continuous period of at least six months before the date of the meeting and throughout the entire duration of the meeting; and (iii) solicit the holders of shares representing at least 67 percent of the voting power of shares entitled to vote on the proposal.

For purposes of this provision of the TBOC, a “nationally listed corporation” means a corporation that has a class of equity securities registered under Section 12(b) of the Securities Exchange Act of 1934, is admitted to listing on a national securities exchange, and either (i) has its principal office in Texas or (ii) is admitted to listing on a stock exchange that both has its principal office in Texas and has received approval by the Texas securities commissioner.

Section 21.373 applies only to a nationally listed corporation that makes an affirmative election under an amendment to its certificate of formation or bylaws. A nationally listed corporation electing to be governed by this section must provide notice to shareholders of the proposed adoption in any proxy statement preceding the amendment and include in any proxy statement specific information about the process by which shareholders may submit a proposal, including information for how shareholders may contact other shareholders to satisfy the ownership requirements.

Stockholder Vote for Fundamental Business Transactions

Under the DGCL, a majority of the outstanding stock of the corporation entitled to vote thereon generally must approve fundamental changes, such as: (i) certain mergers or consolidations; (ii) a sale, lease, or exchange of all or substantially all of the corporation’s assets, provided that no stockholder authorization or consent is required (a) to mortgage or pledge the corporation’s property and assets unless the certificate of incorporation so requires or (b) where the property or assets in the sale, lease or exchange is collateral that secures a mortgage or is pledged to a secured party and certain additional conditions are met; (iii) dissolution; (iv) conversion of a domestic corporation to other entities; and (v) transfer, domestication or continuance of a domestic corporation to a foreign jurisdiction. The certificate of incorporation may contain provisions requiring for any corporate action the vote of a larger portion of the stock or of any class or series thereof than is required by the DGCL.

There is no specific quantity or percentage that definitively governs whether a given portion of assets to be sold constitutes substantially all of assets. Instead, the inquiry hinges on a fact-intensive evaluation of whether the assets to be sold are quantitatively and qualitatively vital to the business of the corporation.

Under the TBOC, unless otherwise provided by the TBOC or the certificate of formation of a corporation, the affirmative vote of the holders of at least two-thirds of the outstanding shares of the corporation entitled to vote must approve fundamental business transactions such as: (i) a merger; (ii) an exchange; (iii) a conversion; or (iv) a sale of all or substantially all of the corporation’s assets that is not made in the usual and regular course of the corporation’s business. No approval is required for a sale of assets made in the usual and regular course of the corporation’s business. Unlike the DGCL, which requires approval by a majority of the outstanding stock entitled to vote thereon for fundamental transactions, the TBOC requires approval by at least two-thirds of the outstanding shares entitled to vote.

Under the TBOC, “sale of all or substantially all of the assets” is statutorily defined and does not include a transaction that results in the corporation directly or indirectly: (A) continuing to engage in one or more businesses; or (B) applying a portion of the consideration received in connection with the transaction to the conduct of a business that the corporation engages in after the transaction. Unlike the DGCL, which applies a fact-intensive, case-law-based test examining whether the assets to be sold are quantitatively and qualitatively vital to the business, the TBOC provides a statutory bright-line definition.

See “Dissent and Appraisal Rights” below for a discussion of the rights of stockholders who object to a fundamental business transaction.

The certificate of formation may provide for a different threshold of approval for fundamental business transactions, but not less than a majority of the shares entitled to vote.

Except as otherwise provided by the TBOC, if a class or series of shares is entitled to vote as a class or series on a fundamental business transaction, the affirmative vote of the holders of at least two-thirds of the outstanding shares in each such class or series of shares entitled to vote on the transaction as a class or series is also required to approve the fundamental business transaction, unless a different threshold, not less than a majority, is specified in the certificate of formation. Shares entitled to vote as a class or series are only entitled to vote as a class or series on the fundamental business transaction unless that class or series is otherwise entitled to vote on each matter submitted to the shareholders generally or is otherwise entitled to vote under the certificate of formation.

Under the TBOC, a corporation may provide in its certificate of formation that all shares vote as a single class for the purpose of approving any matter, even in transactions that would otherwise require approval by separate class vote.

See “Dissent and Appraisal Rights” below for a discussion of the rights of shareholders who object to a fundamental business transaction.

Business Combinations Statute

Under Section 203 of the DGCL, unless a corporation’s original certificate of incorporation or a stockholder-approved amendment to the certificate of incorporation or bylaws expressly elects otherwise, Delaware corporations that have a class of voting stock listed on a national securities exchange or held of record by more than 2,000 stockholders are prohibited from entering into any “business combination” with any “interested stockholder” for a period of three years following the time that such stockholder became an interested stockholder.

The DGCL generally defines a “business combination” as (i) certain mergers and consolidations; (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of either the consolidated assets or the outstanding stock of a company; (iii) certain transactions that would result in the issuance or transfer of stock of the corporation to an interested stockholder; (iv) certain transactions that have the effect, directly or indirectly, of increasing the proportionate share of stock of the corporation which is owned by the interested stockholder, subject to exceptions; and (v) any receipt by the interested stockholder of the benefit, directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation, subject to certain exceptions.

“Interested stockholder” is generally defined as a person (including the affiliates and associates of such person) that is directly or indirectly an owner of 15% or more of the outstanding voting stock of a Delaware corporation, or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period before the date on which it is sought to be determined whether such person is an interested stockholder, in each case subject to certain exceptions. The term “owner” is defined broadly to include not only beneficial ownership but also the right to acquire or vote shares pursuant to any agreement, arrangement, or understanding.

Under Subchapter M of the TBOC, a Texas “issuing public corporation” is generally prohibited from, directly or indirectly, entering into (i) mergers, share exchanges or conversions with an affiliated shareholder or other entity that after such transaction would be an affiliate or associate of an affiliated shareholder, and certain other entities; (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of (a) the aggregate market value of the consolidated assets of such corporation, (b) the aggregate market value of the outstanding voting stock of such corporation, or (c) the earning power or net income of such corporation on a consolidated basis; (iii) certain transactions that would result in the issuance or transfer of shares of such corporation to an affiliated shareholder or an affiliate or associate; (iv) liquidation or dissolution plans or proposals with an affiliated shareholder or an affiliate or associate of the affiliated shareholder; (v) certain transactions, including reclassifications of securities or other share distributions or recapitalizations, that have the effect, directly or indirectly, of increasing the proportionate ownership percentage of the outstanding shares of a class or series of voting shares or securities convertible into voting shares of the issuing public corporation that is beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder, except as a result of immaterial changes due to fractional share adjustments; or (vi) loans, advances, guarantees, pledges, or other financial assistance or a tax credit or other tax advantages the recipient of which is an affiliated shareholder or an affiliate or associate of an affiliated shareholder, in each case with an “affiliated shareholder” or any affiliate or associate of the “affiliated shareholder” for a period of three years after the affiliated shareholder’s share acquisition date.

The DGCL provides an exception to this prohibition if: (i) the corporation’s board of directors approved either the business combination or the transaction in which the interested stockholder became an interested stockholder prior to the date the interested stockholder became an interested stockholder; (ii) the interested stockholder acquired at least 85% of the voting stock of that company (excluding shares owned by persons who are directors and also officers, and employee stock plans in which participants do not have the right to determine whether shares will be tendered in a tender or exchange offer) in the transaction in which it became an interested stockholder; or (iii) the business combination is approved by the board of directors and the affirmative vote of at least 66⅔% of the outstanding voting stock not owned by the interested stockholder at an annual or special meeting (and not by written consent).

A corporation may opt out of Section 203 of the DGCL by a provision in its original certificate of incorporation or by a stockholder-approved amendment to the certificate of incorporation or bylaws adopted by the affirmative vote of a majority of the outstanding stock entitled to vote thereon. A stockholder-approved amendment to opt out takes effect 12 months after adoption and does not apply to any business combination with a person who became an interested stockholder on or before the effective date of the amendment.

The Delaware Charter expressly elects not to be governed by Section 203 of the DGCL.

“Affiliated shareholder” is generally defined as a person who beneficially owns (or has beneficially owned within the preceding three-year period) 20% or more of the outstanding voting shares of an issuing public corporation. The TBOC’s 20% threshold is higher than the DGCL’s 15% threshold for “interested stockholder” status, meaning that a holder of between 15% and 20% of the outstanding voting shares would be subject to the three-year moratorium under the DGCL but not under the TBOC.

“Issuing public corporation” means a Texas corporation that has: (i) 100 or more shareholders of record as shown by the share transfer records of the corporation; (ii) a class or series of the corporation’s voting shares registered under the Securities Exchange Act of 1934; or (iii) a class or series of the corporation’s voting shares qualified for trading on a national securities exchange.

The TBOC provides an exception to this prohibition if: (i) the board of directors of the corporation approves the business combination or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder’s share acquisition date; or (ii) the holders of at least two-thirds of the outstanding voting shares not beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder approve the business combination at a meeting of shareholders called for that purpose held no earlier than six months after the affiliated shareholder’s share acquisition date, and approval may not be by written consent. Unlike the DGCL, the TBOC does not provide an exception if the affiliated shareholder acquires 85% or more of the outstanding voting shares in the transaction in which it becomes an affiliated shareholder.

A corporation may opt out of this subchapter by a provision in its original certificate of formation or original bylaws. A corporation may also opt out by an amendment to its certificate of formation or bylaws approved by the affirmative vote of the holders of at least two-thirds of the outstanding voting shares not beneficially owned by any affiliated shareholder or any affiliate or associate thereof; such amendment takes effect 18 months after the date of the vote and does not apply to a business combination with an affiliated shareholder whose share acquisition date is on or before the effective date of the amendment. This opt-out mechanism is more restrictive than the DGCL’s opt-out, which requires only a majority vote of all outstanding stock and takes effect after a 12-month delay.

The Texas Charter expressly elects not to be governed by Subchapter M of the TBOC. Accordingly, Subchapter M of the TBOC will not apply to the Company following the Reincorporation.

Increasing or Decreasing Authorized Capital Stock, Including Number of Unissued Shares of a Series of Preferred Stock

Under the DGCL, a corporation generally cannot increase or decrease the amount of authorized capital stock without stockholder approval. The DGCL provides two exceptions (each available unless the certificate of incorporation expressly requires a stockholder vote). First, no stockholder vote is required for an amendment that reclassifies by subdividing the issued shares of a class of stock into a greater number of issued shares of the same class (a forward stock split), and in connection with such reclassification the authorized shares of that class may be increased up to an amount proportionate to the subdivision, provided that the corporation has only one class of stock outstanding and such class is not divided into series. Second, for corporations with a class of shares listed on a national securities exchange (such as the Company), an amendment to increase or decrease the authorized number of shares of a class or to reclassify by combining the issued shares of a class into a lesser number of issued shares of the same class may be effected without a majority-of-outstanding-shares vote if votes cast for the amendment exceed votes cast against at a properly called meeting, provided the class continues to meet the exchange’s minimum holder listing requirements after the amendment becomes effective. See “Certain Differences in Stockholder Rights under Delaware and Texas Law -- Charter Amendments” below.

Under the TBOC, the board generally cannot increase or decrease the amount of authorized capital stock without shareholder approval. The TBOC provides a board-only exception for forward stock splits. If the corporation has only one class of outstanding stock that is not divided into series and no change is made to the par value of those shares, the board may, without shareholder approval, reclassify by subdividing the issued shares of the class into a greater number of issued shares and may also increase the authorized shares of that class proportionately.

With respect to any series of preferred stock established by the board under authority granted in the certificate of formation, the board may increase or decrease the number of shares of any such series unless the certificate of formation restricts that authority, except that no decrease may reduce the shares of a series below the number of shares of that series then issued. If no shares of a board-established series are outstanding, the board may by resolution delete that series from the certificate of formation.

Unless otherwise provided in any certificate of designations, the board may by resolution increase or decrease the number of shares of any series of preferred stock (but not above the total authorized shares of the class or below the number of shares of that series then outstanding), with a certificate setting forth the resolution filed with the Delaware Secretary of State. When no shares of any such series are outstanding, the board may eliminate that series by resolution and a corresponding certificate filing, unless the certificate of incorporation provides otherwise.

Charter Amendments

Under the DGCL, subject to limited exceptions, an amendment to the certificate of incorporation must be approved by (i) the board of directors and (ii) the holders of a majority of a Delaware corporation’s outstanding stock entitled to vote thereon, unless the certificate of incorporation provides for a greater number. Whether or not entitled to vote by the certificate of incorporation, the holders of the outstanding shares of a class are entitled to vote as a class on a proposed amendment if the amendment would (i) increase or decrease the aggregate number of authorized shares of such class; (ii) increase or decrease the par value of the shares of such class; or (iii) alter or change the powers, preferences, or special rights of the shares of such class so as to affect them adversely. However, the DGCL permits corporations to provide in their certificate of incorporation that no separate class vote shall be required to increase or decrease the aggregate number of authorized shares of such class, in which case a share increase/decrease amendment would instead be approved by the holders of a majority of the stock of the corporation entitled to vote, voting together as a single class.

Under the TBOC, subject to limited exceptions, an amendment to the certificate of formation requires the approval of (i) the board of directors and (ii) the holders of at least two-thirds of the outstanding shares of the Texas corporation entitled to vote thereon, unless a different threshold, not less than a majority, is specified in the certificate of formation. Unlike the DGCL, which requires only a majority of the outstanding stock entitled to vote thereon for a charter amendment, the TBOC’s default requires at least two-thirds of the outstanding shares entitled to vote.

In addition, under the DGCL, unless otherwise expressly required by the certificate of incorporation: (i) no meeting or vote of stockholders is required to adopt an amendment that affects only a corporate name change or certain housekeeping deletions, or that reclassifies by subdividing the issued shares of a class of stock into a greater number of issued shares of the same class of stock (and, in connection therewith, such amendment may increase the number of authorized shares of such class of stock up to an amount proportionate to the subdivision), provided the corporation has only one class of stock outstanding and such class is not divided into series; and (ii) an amendment to increase or decrease the authorized number of shares of a class of capital stock or an amendment to reclassify by combining the issued shares of a class of capital stock into a lesser number of issued shares of the same class of stock may be made and effected, without obtaining the vote or votes of stockholders otherwise required, if: (a) the shares of such class are listed on a national securities exchange immediately before such amendment becomes effective and meet the listing requirements of such national securities exchange relating to the minimum number of holders immediately after such amendment becomes effective, (b) at a properly called meeting, a vote of the stockholders entitled to vote thereon, voting as a single class, is taken for and against the proposed amendment, and the votes cast for the amendment exceed the votes cast against the amendment, and (c) if the amendment increases or decreases the authorized number of shares of a class of capital stock for which no provision in the certificate of incorporation has been made in accordance with the DGCL, the votes cast for the amendment by the holders of such class exceed the votes cast against the amendment by the holders of such class.

Under the TBOC, if a class or series of shares is entitled to vote as a class or series on an amendment to the certificate of formation, the affirmative vote of the holders of at least two-thirds (unless a different threshold, not less than a majority, is specified in the certificate of formation) of the outstanding shares in each such class or series of shares entitled to vote on the amendment as a class or series is also required. Under the TBOC, separate class or series voting is required for 13 enumerated categories of certificate of formation amendments. These include not only increases or decreases in authorized share counts, par value changes, and adverse rights modifications (the three triggers under the DGCL) but also exchanges or reclassifications of shares, changes in designations or preferences, creation of new classes with equal or superior rights, increases in rights of junior classes, division of shares into series, limitation of preemptive or cumulative voting rights, and cancellation of accrued but undeclared dividends. The TBOC thus imposes class voting requirements on a significantly broader range of amendments than the DGCL. Under the TBOC, a corporation may provide in its certificate of formation that all shares vote as a single class for such an amendment, eliminating separate class votes entirely.

In addition, the TBOC allows corporations to provide in their certificate of formation that no separate class vote shall be required to increase or decrease the aggregate number of authorized shares of a class, in which case a share increase/decrease amendment would instead be approved by the holders of a majority of all outstanding shares entitled to vote thereon, voting together as a single class.

Bylaw Amendments

Under the DGCL, the power to adopt, amend or repeal bylaws is vested in the stockholders entitled to vote. A Delaware corporation’s certificate of incorporation may also confer upon the board of directors the power to adopt, amend or repeal bylaws; however, granting such power to the board does not divest the stockholders of their power, nor limit their power, to adopt, amend or repeal bylaws.

Under the TBOC, the board of directors of a corporation has default authority to amend or repeal bylaws or adopt new bylaws, unless (i) the certificate of formation or the TBOC wholly or partly reserves that power exclusively to the shareholders, or (ii) the shareholders, in amending, repealing, or adopting a bylaw, expressly provide that the board of directors may not amend, repeal, or readopt that bylaw. Unlike the DGCL, which gives the board no bylaw amendment authority unless expressly granted in the certificate of incorporation, the TBOC gives the board that authority by default.

Under the TBOC, unless the certificate of formation or a bylaw adopted by the shareholders provides otherwise as to all or a part of a corporation’s bylaws, a corporation’s shareholders may amend, repeal, or adopt the corporation’s bylaws regardless of whether the bylaws may also be amended, repealed, or adopted by the board of directors. A Texas corporation’s certificate of formation may wholly or partly reserve the power to amend, repeal or adopt bylaws exclusively to the shareholders. Similarly, the shareholders, in amending, repealing or adopting a particular bylaw, may expressly provide that the board of directors may not amend, repeal, or readopt that bylaw.

Dividends and Distributions

Under the DGCL, a Delaware corporation may, subject to any restrictions contained in its certificate of incorporation, pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. The net profits exception is itself subject to an additional limitation: if the capital of the corporation has been diminished by depreciation, losses, or otherwise to an amount less than the aggregate capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets, the corporation may not pay dividends out of net profits until that deficiency has been repaired. Unlike the TBOC, the DGCL permits dividends to be paid out of net profits in the absence of surplus, subject to the foregoing limitation.

A Delaware corporation may not pay dividends if doing so would render the corporation insolvent in the sense that its liabilities exceed its assets or it could not pay its debts as they come due, and also may not pay dividends if doing so would impair the corporation’s ability to continue as a going concern.

Under the TBOC, a “distribution” is generally defined as a transfer of cash or other property (except a corporation’s own shares or rights to acquire its shares, or a split-up or division of the issued shares of a class into a larger number of shares within the same class that does not increase the stated capital of the corporation), or an issuance of debt, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of a Texas corporation’s outstanding shares; (ii) a purchase or redemption, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets.

Under the TBOC, a Texas corporation may not make a distribution that violates its certificate of formation. Unless the distribution is made in compliance with Chapter 11 of the TBOC (governing winding up and termination), a Texas corporation may not make a distribution (i) if the corporation would be insolvent after the distribution (meaning unable to pay its debts as they become due in the ordinary course of business) or (ii) that exceeds the distribution limit, which for most distributions is the surplus of the corporation (the amount by which net assets exceed stated capital), or for certain distributions (such as purchases or redemptions to eliminate fractional shares, to pay dissenting shareholders, or distributions by consuming assets corporations) the net assets of the corporation. Unlike the DGCL, the TBOC provides no exception permitting distributions out of net profits in the absence of surplus.

Under the TBOC, a corporation may not pay a share dividend in authorized but unissued shares of any class to holders of shares of any other class or series unless the corporation’s certificate of formation provides for the dividend or the share dividend is authorized by the holders of at least a majority of the outstanding shares of the class or series in which the share dividend is to be made.

Stock Redemption and Repurchase

Under the DGCL, a Delaware corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by such purchase or redemption. A Delaware corporation may, however, purchase or redeem out of capital shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares will be retired upon their acquisition and the capital of the corporation reduced in accordance with Sections 243 and 244 of the DGCL. In addition, a corporation may not purchase, for a price greater than that at which they may then be redeemed, any of its shares that are redeemable at the option of the corporation.

A Delaware corporation may not effect a repurchase or redemption if doing so would render the corporation insolvent in the sense that its liabilities exceed its assets or it could not pay its debts as they come due, and also may not repurchase or redeem shares if doing so would impair the corporation’s ability to continue as a going concern.

As noted above, under the TBOC, the purchase or redemption by a Texas corporation of its shares constitutes a distribution, and accordingly the discussion above relating to distributions is applicable to stock redemptions and repurchases. As noted in that discussion, while most distributions may not exceed the surplus of the corporation, certain repurchases and redemptions (such as those to eliminate fractional shares or to pay dissenting shareholders) are subject to the net assets limit rather than the surplus limit.

Inspection of Books and Records

Under the DGCL, any stockholder may inspect, and make copies and extracts from, a Delaware corporation’s books and records during the usual hours for business for any proper purpose (defined to mean a purpose reasonably related to the stockholder’s interest as a stockholder) upon written demand under oath. The DGCL also extends inspection rights to a subsidiary’s books and records, to the extent that the stockholder’s inspection of such records would not constitute a breach of an agreement between the corporation and the subsidiary, and the subsidiary would not have the right under applicable law to deny the corporation access to such books and records.

The DGCL defines “books and records” as a specific enumerated set of materials, including the governing documents, certain agreements with stockholders, minutes of certain board and stockholder meetings, certain communications with stockholders generally, certain actions by written consent of the board and stockholders, annual financial statements for the past three years, and director and officer independence questionnaires. A stockholder may only inspect books and records if: (i) the demand is made in good faith and for a proper purpose; (ii) the demand describes with reasonable particularity the stockholder’s purpose and the books and records sought; and (iii) the books and records sought are specifically related to the stockholder’s purpose.

The DGCL provides that the corporation may impose reasonable restrictions on the confidentiality, use, or distribution of books and records and may require the stockholder to stipulate that any books and records received are deemed incorporated by reference in any complaint in a plenary action relating to the subject matter of the demand.

If a Delaware corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been received, the stockholder may apply to the Court of Chancery for an order to compel such inspection.

Under the TBOC, a shareholder who has been the holder of shares for at least six months immediately preceding the demand, or who is the holder of at least five percent of all outstanding shares, is entitled to examine and copy, at a reasonable time at the corporation’s principal place of business or other location approved by the corporation and the holder, the corporation’s books, records of account, minutes, share transfer records, and other records in written or other tangible form, if the records are reasonably related to and appropriate to examine and copy for that proper purpose. Unlike the DGCL, which grants inspection rights to any stockholder regardless of the size of the stockholder’s holding or the duration of ownership, the TBOC requires a shareholder to meet either an ownership threshold (at least five percent of outstanding shares) or a minimum holding period (at least six months immediately preceding the demand). A court may, however, compel production of records for examination by any beneficial or record holder of shares upon presentation of proof of proper purpose, regardless of the period during which the holder was a beneficial or record holder and regardless of the number of shares held.

If a Texas corporation fails to comply with a written demand for access to examination and copies of account records, minutes, and share transfer records under the TBOC, the corporation is liable to the shareholder for any cost or expense, including reasonable attorney’s fees, incurred in enforcing the shareholder’s rights.

A Texas corporation may defend against an inspection action by establishing that the shareholder: (i) has sold or offered for sale, or has aided or abetted a person in procuring, a list of shareholders or of holders of voting trust certificates for the purpose of selling, within the two years preceding the date the action is brought; (ii) has improperly used information obtained through prior examination of the books, account records, minutes, or share transfer records of the corporation or any other corporation; or (iii) was not acting in good faith or for a proper purpose in making the request.

Delaware courts may not order inspection of any documents beyond those defined as “books and records” unless either of two exceptions applies. First, if the corporation does not have certain materials defined as “books and records,” a Delaware court may order the production of their functional equivalent only if and to the extent the stockholder has met the other requirements of the DGCL and only to the extent necessary and essential to fulfill the stockholder’s proper purpose. Second, a Delaware court may order production of additional materials only if (i) the stockholder has met the other requirements of the DGCL, (ii) the stockholder makes a showing of compelling need for such materials, and (iii) the stockholder demonstrates by clear and convincing evidence that such materials are necessary and essential to further the stockholder’s proper purpose.

Under the TBOC, the records of the corporation shall not include e-mails, text messages or similar electronic communications, or information from social media accounts, unless the particular e-mail, communication, or social media information effectuates an action by the corporation. Under the TBOC, for a corporation listed on a national securities exchange (such as the Company following the Reincorporation), a written demand shall not be for a proper purpose if the corporation reasonably determines that the demand is in connection with: (i) an active or pending derivative proceeding in the right of the corporation that is or is expected to be instituted or maintained by the holder or the holder’s affiliate; or (ii) an active or pending civil lawsuit to which the corporation (or its affiliate) and the holder (or the holder’s affiliate) are or are expected to be adversarial named parties. These restrictions do not impair the holder’s rights to obtain discovery of records from the corporation in the litigation itself, or the holder’s right to seek a court order to compel production of records for examination.

Limitation of Personal Liability of Directors, Officers and Controlling Stockholders

Under the DGCL, a Delaware corporation is permitted to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director or officer to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that such provision does not eliminate or limit the liability of: (i) a director or officer for any breach of the duty of loyalty to the corporation or its stockholders; (ii) a director or officer for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) a director under Section 174 of the DGCL (relating to unlawful dividends, stock purchases, and redemptions); (iv) a director or officer for any transaction from which the director or officer derived an improper personal benefit; or (v) an officer in any action by or in the right of the corporation.

The DGCL further provides that controlling stockholders and control groups are not liable in their capacity as such to the corporation or its stockholders for monetary damages for breach of fiduciary duty, other than for: (i) a breach of the duty of loyalty to the corporation or the other stockholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or (iii) any transaction from which the person derived an improper personal benefit.

Under the TBOC, a Texas corporation is permitted to provide that a director or officer is not liable, or is liable only to the extent provided by the certificate of formation, to the corporation or its shareholders for monetary damages for an act or omission by the person in the person’s capacity as a director or officer.

The TBOC does not, however, permit any limitation of the liability of a director or officer to the extent the director or officer is found liable under applicable law for: (i) a breach of the duty of loyalty, if any, to the corporation or its shareholders; (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law; (iii) a transaction from which the director or officer received an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the person’s duties; or (iv) an act or omission for which the liability of a director or officer is expressly provided by an applicable statute (such as wrongful distributions).

The TBOC also provides that neither a 21.419 Corporation nor any of its shareholders has a cause of action against a director or officer for any act or omission in that capacity unless the two-part standard of Section 21.419(d) of the TBOC is satisfied. See “Business Judgment Rule” above.

Limitation of Liability of Shareholders

Under the DGCL, unless the certificate of incorporation provides otherwise, stockholders of a corporation are not personally liable for the corporation’s debts, except as they may be liable by reason of their own conduct or acts. Delaware courts may nonetheless disregard the corporate form and hold a stockholder liable for the corporation’s obligations under the common law doctrine of piercing the corporate veil, based on a fact-intensive, multi-factor analysis.

Under the TBOC, subject to limited exceptions, a shareholder is not liable to the corporation or its creditors for the corporation’s contractual obligations on an alter ego, fraud, or similar theory, or on the basis of the corporation’s failure to observe corporate formalities. Notwithstanding the foregoing, a shareholder may be liable to a creditor of the corporation if: (i) the shareholder caused the corporation to be used to perpetrate an actual fraud on the creditor primarily for the shareholder’s direct personal benefit; (ii) the shareholder expressly assumes, guarantees, or agrees to be personally liable for the obligation; or (iii) the TBOC or another applicable statute otherwise imposes liability on the shareholder.

Indemnification of Directors and Officers

Under the DGCL, a Delaware corporation is permitted to indemnify any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with any threatened, pending, or completed action, suit, or proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee, or agent may be a party or threatened to be made a party, provided such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and in the case of a criminal proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

In connection with any threatened, pending, or completed action or suit by or in the right of the corporation, a Delaware corporation has the power to indemnify a person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, who is a party or is threatened to be made a party, for expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit, provided such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation. No indemnification shall be made in respect of any claim, issue, or matter as to which such person has been adjudged to be liable to the corporation, unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought determines that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. These indemnification rights are not exclusive of any other indemnification rights that may be granted by a Delaware corporation to its directors, officers, employees, or agents.

Under the TBOC, a Texas corporation is permitted to indemnify a director, former director, or delegate who was, is, or is threatened to be made a respondent in a proceeding, against judgments and against expenses (other than a judgment) reasonably and actually incurred by the person in connection with the proceeding if the person: (i) acted in good faith; (ii) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and in any other case, that the person’s conduct was not opposed to the corporation’s best interests; and (iii) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful.

If, however, the person is found liable to the corporation, or is found liable on the basis that the person received an improper personal benefit, then indemnification under the TBOC is limited to the reimbursement of reasonable expenses actually incurred in connection with the proceeding, and excludes a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan. Furthermore, no indemnification will be available if the person is found liable for: (i) willful or intentional misconduct in the performance of the person’s duty to the corporation; (ii) breach of the person’s duty of loyalty owed to the corporation; or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation. For purposes of the foregoing, a person is considered to have been found liable in relation to a claim, issue, or matter only if the liability is established by an order, including a judgment or decree of a court, and all appeals of the order are exhausted or foreclosed by law.

A corporation may indemnify and advance expenses to a person who is not a director, including an officer, employee, or agent, as provided by: (a) the corporation’s governing documents; (b) general or specific action of the corporation’s board of directors; (c) resolution of the shareholders; (d) contract; or (e) common law. In addition, a Texas corporation is required to indemnify an officer to the same extent that mandatory indemnification is required under the TBOC for a director.

Advancement of Expenses

Under the DGCL, expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any civil, criminal, administrative, or investigative action, suit, or proceeding may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in Section 145 of the DGCL. Expenses incurred by former directors and officers, or by other employees and agents of the corporation, or by persons serving at the request of the corporation as directors, officers, employees, or agents of another corporation, partnership, joint venture, trust, or other enterprise, may also be advanced upon such terms and conditions, if any, as the corporation deems appropriate.

Under the TBOC, a corporation may pay or reimburse reasonable expenses incurred by a present director or delegate who was, is, or is threatened to be made a respondent in a proceeding in advance of the final disposition of the proceeding without making the determinations required for permissive indemnification, after the corporation receives: (i) a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification; and (ii) a written undertaking by or on behalf of the person to repay the amount paid or reimbursed if the final determination is that the person has not met that standard or that indemnification is prohibited by the TBOC. A provision in the corporation’s governing documents, a resolution of the board of directors, or an agreement that requires the payment or reimbursement permitted under the TBOC authorizes that payment or reimbursement after the corporation receives the required affirmation and undertaking. The written undertaking must be an unlimited general obligation of the person but need not be secured and may be accepted by the corporation without regard to the person’s ability to make repayment.

Procedure for Indemnification

Under the DGCL, a determination that indemnification of a director or officer is appropriate generally must be made: (i) by a majority vote of directors who are not parties to the proceeding, even though less than a quorum; (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (iii) if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion; or (iv) by the stockholders.

Under the TBOC, a determination that indemnification is appropriate generally must be made: (i) by a majority vote of the directors who, at the time of the vote, are disinterested and independent, regardless of whether such directors constitute a quorum; (ii) by a majority vote of a special committee of the board of directors, if the committee is designated by a majority vote of the directors who at the time of the vote are disinterested and independent, regardless of whether such directors constitute a quorum, and is composed solely of one or more directors who are disinterested and independent; (iii) by special legal counsel selected by majority vote under (i) or (ii) above; (iv) by the shareholders in a vote that excludes those shares held by directors who, at the time of the vote, are not disinterested and independent; or (v) by a unanimous vote of the shareholders of the corporation.

Where special legal counsel is used under option (iii), the special legal counsel may determine whether the conduct standard has been met and whether the expenses are reasonable, but may not determine whether indemnification should be paid; that final determination must be made by one of the other methods listed above.

A provision in the corporation’s governing documents, a resolution of the board of directors, or an agreement that requires indemnification of a person who meets the conduct standard under the TBOC constitutes a determination that indemnification should be paid, even if such provision was not adopted or authorized in the same manner as the other required determinations.

Mandatory Indemnification

Under the DGCL, a Delaware corporation is required to indemnify a present or former director or officer against expenses (including attorneys’ fees) actually and reasonably incurred when such director or officer is successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Section 145(a) or Section 145(b) of the DGCL, or in defense of any claim, issue, or matter therein. Mandatory indemnification attaches to the extent of success on any discrete claim, issue, or matter within a proceeding, even if the director or officer was not wholly successful in the proceeding overall. The term “officer” has a specific defined meaning for purposes of Section 145(c) of the DGCL.

Under the TBOC, a Texas corporation is required to indemnify a director or officer against reasonable expenses actually incurred in connection with a proceeding only if the director or officer is wholly successful, on the merits or otherwise, in the defense of the proceeding. Unlike the DGCL, the TBOC does not provide mandatory indemnification for partial success on a discrete claim, issue, or matter within the proceeding; the director or officer must be wholly successful in the entire proceeding for mandatory indemnification to apply.

Pre-Suit Demand in Derivative Actions

Delaware’s demand requirement is not addressed in the DGCL. It is governed by Rule 23.1 of the Rules of the Court of Chancery, which requires a derivative complaint to state with particularity any effort by the plaintiff to obtain the desired action from the corporation and the reasons for not obtaining that action or not making the effort, and separately to allege facts supporting a reasonable inference that the plaintiff has standing to sue derivatively under Delaware law. As the Delaware Court of Chancery has explained, Rule 23.1 requires that demand futility or wrongful refusal be pled with particularity at the outset of the case. Delaware case law provides that a plaintiff may proceed without making a demand on the board if particularized facts raise a reasonable doubt that, as to each director on the board at the time suit is filed, at least half of the directors: (i) received a material personal benefit from the challenged transaction; (ii) face a substantial likelihood of liability on the claims; or (iii) lack independence from a director who received such a benefit or faces such a likelihood.

The DGCL provides that, for a public corporation whose board has determined a director to be independent under applicable national securities exchange listing standards, a heightened presumption of independence applies to that director in all actions, including derivative actions, which may only be rebutted by substantial and particularized facts showing a material interest or a material relationship with an interested person. This heightened presumption may make it more difficult for a plaintiff to plead that a director lacks independence for purposes of the third prong of the test described above. See “Interested Party Transaction Approvals” above for a discussion of this presumption.

Under the TBOC, a shareholder may not institute a derivative proceeding until the 91st day after a written demand is filed with the corporation stating with particularity the act, omission, or other matter that is the subject of the claim and requesting that the corporation take suitable action. The 90-day waiting period is not required, or terminates early, if the corporation has rejected the demand, the corporation is suffering irreparable injury, or irreparable injury to the corporation would result from waiting for the period to expire.

Unlike Delaware, the TBOC does not recognize a “demand futility” exception that allows a shareholder to bypass demand altogether based on allegations that the board could not fairly consider it; demand (or an applicable statutory exception to the waiting period) is a mandatory prerequisite in every case.

Under the TBOC, the corporation’s determination of how to proceed on a demand or petition must be made by a majority vote of independent and disinterested directors, a committee of such directors, or a court-appointed panel of independent and disinterested individuals. Before making that determination, the corporation may petition a court for an advance finding on whether the directors reviewing the demand are independent and disinterested, which the court must resolve on an expedited basis (an evidentiary hearing within 45 days and an order within 75 days of the petition), and that finding is dispositive absent newly discovered facts.

Stock Ownership Requirement for Derivative Suits

Under the DGCL, a stockholder may not institute a derivative suit unless the plaintiff was a stockholder of the corporation at the time of the transaction of which such stockholder complains, or such stockholder’s stock thereafter devolved upon such stockholder by operation of law. Delaware case law further requires that the plaintiff maintain such stock ownership throughout the litigation.

A limited number of Delaware corporations may have included an ownership threshold for derivative claims in their bylaws; however, Delaware courts have not opined on the enforceability of these provisions.

Under the TBOC, a shareholder may not institute or maintain a derivative proceeding unless: (i) the shareholder was a shareholder of the corporation at the time of the act or omission complained of, or became a shareholder by operation of law originating from a person that was a shareholder at the time of the act or omission complained of; (ii) the shareholder fairly and adequately represents the interests of the corporation in enforcing the right of the corporation; and (iii) for corporations subject to Section 21.552(a)(3) of the TBOC as described below, the shareholder satisfies the applicable ownership threshold at the time the derivative proceeding is instituted.

Under Section 21.552(a)(3) of the TBOC, for a corporation with common shares listed on a national securities exchange (such as the Company) or a corporation that has made an affirmative election to be governed by Section 21.419 of the TBOC and has 500 or more shareholders, the shareholder must beneficially own, at the time the derivative proceeding is instituted, a number of common shares sufficient to meet the ownership threshold identified in the corporation’s certificate of formation or bylaws, provided that the required ownership threshold does not exceed three percent of the outstanding shares of the corporation.

Selection of Forum/Venue

Under the DGCL, a Delaware corporation’s certificate of incorporation or bylaws may require, consistent with applicable jurisdictional requirements, that any or all internal corporate claims shall be brought solely and exclusively in any or all of the courts in Delaware, and no provision of a Delaware corporation’s certificate of incorporation or bylaws may prohibit bringing such claims in the courts of Delaware.

“Internal corporate claims” means claims, including claims in the right of the corporation, (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity; or (ii) as to which the DGCL confers jurisdiction upon the Court of Chancery.

The DGCL further provides that, with respect to claims that are not internal corporate claims, the certificate of incorporation or bylaws may require stockholders, when acting in their capacity as stockholders or in the right of the corporation, to bring any or all such claims only in one or more prescribed forums or venues, if such claims relate to the business of the corporation, the conduct of its affairs, or the rights or powers of the corporation or its stockholders, directors or officers; provided that such requirement is consistent with applicable jurisdictional requirements and allows a stockholder to bring such claims in at least one court in Delaware that has jurisdiction over such claims.

Under the TBOC, the governing documents of a Texas entity, consistent with applicable state and federal jurisdictional requirements, may require: (i) that any internal entity claims shall be brought only in a court in Texas; and (ii) that one or more courts in Texas having jurisdiction shall serve as the exclusive forum and venue for any internal entity claims.

“Internal entity claim” means a claim of any nature, including a derivative claim in the right of an entity, that is based on, arises from, or relates to the internal affairs of the entity. Internal affairs include the rights, powers, and duties of the entity’s governing authority, governing persons, officers, owners, and members, and matters relating to the entity’s membership or ownership interests.

Jury Trials

Jury trials are generally not available in the Delaware Court of Chancery, which is the court in which stockholder suits relating to the internal affairs of a Delaware corporation are typically filed. The DGCL does not contain a provision expressly authorizing jury trial waivers in governing documents for internal corporate claims.

Under the TBOC, the governing documents of a Texas entity may contain a waiver of the right to a jury trial concerning any internal entity claim. Such a waiver is enforceable in a lawsuit asserting an internal entity claim, regardless of whether the applicable governing document is signed by the members, owners, officers, or governing persons.

A person asserting an internal entity claim is considered to have been informed of the waiver and to have knowingly waived the right to a jury trial if the person: (i) voted for or affirmatively ratified the governing document containing the waiver; or (ii) acquired an equity security of the entity or any predecessor to the entity at, or continued to hold an equity security of the entity after, a time at which the waiver was included in the governing documents.

Dissent and Appraisal Rights

Under the DGCL, a stockholder or “beneficial owner” (as defined in Section 262 of the DGCL) of a corporation that is a constituent in a merger, consolidation, conversion, domestication, transfer, or continuance may, under certain circumstances, be entitled to appraisal rights pursuant to which the stockholder may receive cash in the amount of the fair value of their shares as determined by the Court of Chancery.

Under the DGCL, stockholders have no appraisal rights in the event of a merger, consolidation, conversion, domestication, transfer, or continuance if, at the record date fixed to determine the stockholders entitled to vote on or consent to the transaction, the stock of the corporation is listed on a national securities exchange or is held of record by more than 2,000 stockholders. Notwithstanding the foregoing, under the DGCL, appraisal rights are preserved if stockholders are required to accept for their shares anything other than: (i) shares of stock of the surviving or resulting corporation or entity; (ii) shares of stock of any other corporation that at the effective date of the transaction will be either listed on a national securities exchange or held of record by more than 2,000 holders; (iii) cash in lieu of fractional shares or fractional depository receipts; or (iv) any combination of the foregoing.

Even if shares are listed on a national securities exchange, under the DGCL, the Court of Chancery will not dismiss appraisal proceedings if: (i) the total number of shares entitled to appraisal exceeds one percent of the outstanding shares of the class or series eligible for appraisal; (ii) the value of the consideration provided in the transaction for such total number of shares exceeds $1 million; or (iii) the merger was approved pursuant to Section 253 or Section 267 of the DGCL.

Under the TBOC, except for transactions for which no shareholder approval is required under Texas law, shareholders of Texas corporations with voting rights have dissenters’ rights in the event of: (i) a plan of merger to which the corporation is a party if shareholder approval is required; (ii) a sale of all or substantially all of the assets of the corporation if shareholder approval is required; (iii) a plan of exchange in which the ownership interest of the shareholder is to be acquired; (iv) a plan of conversion in which the corporation is the converting entity if shareholder approval is required; (v) a merger effected under Section 10.006 in which the shareholder is entitled to vote on the merger or whose ownership interest is converted or exchanged; or (vi) a merger effected under Section 21.459(c) in which shares are converted or exchanged. Subject to compliance with the procedures set forth in the TBOC, a shareholder exercising dissenters’ rights is entitled to obtain the fair value of the shareholder’s ownership interest through an appraisal.

Notwithstanding the foregoing, under the TBOC, an owner may not dissent from a plan of merger or conversion in which there is a single surviving or new domestic entity or non-code organization, or from a plan of exchange, if: (i) the ownership interest held by the owner is part of a class or series of ownership interests that, on the record date for determining which owners are entitled to vote on the plan, is either (a) listed on a national securities exchange or (b) held of record by at least 2,000 owners; (ii) the owner is not required by the terms of the plan to accept consideration that is different from the consideration provided to any other holder of an ownership interest of the same class or series, other than cash instead of fractional shares; and (iii) the owner is not required by the terms of the plan to accept any consideration other than: (a) ownership interests of a domestic entity or non-code organization of the same general organizational type that, immediately after the effective date of the transaction, will be part of a class or series of ownership interests that are listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance, or held of record by at least 2,000 owners; (b) cash instead of fractional ownership interests; or (c) any combination of the foregoing.

Under the TBOC, the fair value of an ownership interest subject to dissenters’ rights is the value of the ownership interest on the date preceding the date of the action that is the subject of the appraisal. Any appreciation or depreciation in the value of the ownership interest occurring in anticipation of the proposed action or as a result of the action must be specifically excluded from the computation. In computing fair value, consideration must be given to the value of the corporation as a going concern, and no control premium, minority ownership discount, or discount for lack of marketability may be included in the computation.

Statutory Independence	Delaware does not have an analogous statute.

Under the TBOC, the plain meaning of the text of the TBOC may not be supplanted, contravened, or modified by the laws or judicial decisions of any other state. Under the TBOC, the managerial officials of a Texas entity may, in exercising their powers, consider the laws and judicial decisions of other states and the practices observed by entities formed in those states. The failure or refusal of a managerial official to consider, or to conform the exercise of the managerial official’s powers to, the laws, judicial decisions, or practices of another state does not constitute or imply a breach of the TBOC or of any duty existing under Texas law.

Certain Matters That Will Not Change After the Reincorporation

Apart from being governed by the Texas Charter, the Texas Bylaws and the TBOC, upon completion of the Reincorporation, the Company will continue to exist, without interruption, in the form of a Texas corporation. By virtue of the Reincorporation, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, will remain vested in the Texas Corporation and will be the property of the Texas Corporation. In addition, the Texas Corporation will have all liabilities and obligations of the Company and the same may be enforced against the Texas Corporation.

No Change in Business, Management or Operations

The Reincorporation will not result in any change in the business, jobs, management, properties, location of any of our stores or offices, number of employees, obligations, assets, liabilities or net worth of the Company (other than as a result of transaction costs related to the Reincorporation). Following the Reincorporation, the directors and officers of the Company will continue to serve in the same capacities with the Texas Corporation. The headquarters of the Company will remain in Lakewood, Colorado.

Existing Contracts and Obligations

No consent or approval of any counterparty to any such agreement is required as a result of the Reincorporation. The Reincorporation will not otherwise adversely affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Texas Corporation.

Eligible Derivative Actions

The Reincorporation will not extinguish the standing of any person or entity who is a plaintiff in any derivative action or suit brought on behalf of the Delaware Corporation (including any appeal therefrom) that is pending at the Effective Time or extinguish or adversely affect the standing or ability of any such person or entity to initiate such a derivative action or suit on behalf of the Delaware Corporation regarding acts, omissions or transactions occurring prior to the Effective Time if such person or entity was a stockholder or beneficial owner of the Delaware Corporation at the time of such act, omission or transaction; provided that, in each case, such person or entity shall maintain his or her status as a stockholder or beneficial owner of the Texas Corporation through the pendency of any such derivative action or suit (any such person or entity, a “Plaintiff,” and any such derivative action or suit, a “Derivative Action”). Following the Effective Time, the Texas Corporation will not assert that the Reincorporation, or the application of the laws of the State of Texas to the Texas Corporation, extinguished or adversely affected the standing or ability (as applicable) of any such Plaintiff to initiate or maintain any such Derivative Action.

Continued Stock Exchange Listing and Securities Law Consequences

We will continue to be a publicly held company following completion of the Reincorporation, and our common stock will continue to be listed on the NYSE and traded under the symbol “NGVC.” The Company will continue to file required periodic reports and other documents with the Securities and Exchange Commission (“SEC”). There is not expected to be any interruption in the trading of the common stock as a result of the Reincorporation. Except as described below, we and our stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as we and our stockholders were prior to the Reincorporation.

No Exchange of Stock Certificates Required

Stockholders will not need to exchange their existing stock certificates or book entry entitlements for new stock certificates or book entry entitlements, respectively, as a result of the Reincorporation. At the Effective Time of the Reincorporation, each outstanding share of common stock of the Delaware Corporation will be automatically converted into one share of common stock of the Texas Corporation and any stock certificates or book-entry entitlements you then hold will represent the same number of shares of the Texas Corporation as they represented of the Company immediately prior to the Effective Time.

No Material Accounting Implications

We do not expect the Reincorporation to have any material accounting implications. The financial condition and results of operations of the Company immediately following the Reincorporation will be the same as those of the Company immediately prior to the Reincorporation.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of the Record Date, regarding beneficial ownership of our common stock by:

●	each person known to us to beneficially own more than 5% of our common stock;
●	each of our named executive officers;
●	each of our directors; and
●	all of our executive officers and directors as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof, or has the right to acquire such powers within 60 days. Shares of common stock issuable within 60 days to a person are deemed outstanding for purposes of computing the percentage of shares owned by such person, but are not deemed outstanding for purposes of computing the percentage of shares owned by any other person.

To our knowledge, except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them and none of the shares shown as beneficially owned by the named executive officers or directors has been pledged as security.

The address for each person named in the table below is c/o Natural Grocers by Vitamin Cottage, Inc., 3609 South Wadsworth Boulevard, 5th Floor, Lakewood, Colorado 80235, except as otherwise noted in the footnotes to the table.

	Shares of Common Stock Beneficially Owned(1)
Beneficial Owner	#	%
5% Stockholders:
Isely Family Group(2)	13,315,063	57.8%
CTVC, LLC(2)(3)	1,037,939	4.5%
Named Executive Officers and Directors:
Kemper Isely(2)(4)	3,209,750	13.9%
Zephyr Isely(2)(5)	3,258,488	14.1%
Heather Isely(2)(6)	1,044,765	4.5%
Elizabeth Isely(2)(7)	1,282,666	5.6%
Richard Hallé	66,660	*
Sandra Buffa (director)	13,551	*
Edward Cerkovnik (director)	61,748	*
David Rooney (director)	20,364	*
Executive officers and directors as a group (8 persons)	13,477,386	58.5%

* Represents less than 1%

(1)         This table is based upon information supplied by officers, directors and principal stockholders, including in the Schedule 13D filed by members of the Isely family voting group with the SEC on August 6, 2012, as amended. Unless otherwise indicated in the footnotes to this table, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 23,046,115 shares of our common stock outstanding on September 9, 2026.

(2)         In connection with the reorganization transactions effected in connection with our initial public offering, each of Kemper Isely, Zephyr Isely, Heather Isely, Elizabeth Isely, certain trusts or entities controlled by one or more of them, certain other Isely family members, and certain entities (the “Controlled Entities”) now controlled by a trustee but owned by the above-named Iselys and their family members (directly or indirectly through trusts) entered into the Stockholders Agreement, pursuant to which they agreed to, among other things, limitations on the sale of their shares of common stock and to vote all of their shares of common stock in the election of directors consistent with the recommendations of at least three of Kemper Isely, Zephyr Isely, Heather Isely and Elizabeth Isely, subject to certain exceptions. The trustee has agreed to exercise control of the Controlled Entities on behalf of the above-named Iselys. The parties to the Stockholders Agreement may therefore be deemed to share voting and investment power over the shares subject to such agreement and be members of a group for beneficial ownership reporting purposes with respect to such shares. The number of shares identified as beneficially owned by the Isely Family Group includes 498,835 shares not subject to the voting provisions of the Stockholders Agreement that are held in trusts benefiting or established by Isely family members, over which a trustee currently has sole voting and investment power.

(3)         Consists of shares of common stock held by CTVC, LLC for the benefit of the Isely Children’s Trust and its beneficiaries. A manager is the sole manager of CTVC, LLC which has sole voting and investment power over the shares of common stock held by it. The number of shares identified as beneficially owned by CTVC, LLC excludes shares of common stock deemed to be beneficially owned by it solely because of the Stockholders Agreement.

(4)         Includes 3,117,812 shares beneficially owned directly by Mr. Kemper Isely; and 91,938 shares owned directly by the LaRock and Luke Isely Trust, with respect to which Mr. Kemper Isely shares voting and investment power with Mr. Zephyr Isely as co-trustee of the trust. The number of shares identified as beneficially owned by Mr. Kemper Isely excludes shares of common stock deemed to be beneficially owned by him solely because of the Stockholders Agreement.

(5)         Includes 3,166,550 shares beneficially owned directly by Mr. Zephyr Isely; and 91,938 shares owned directly by the LaRock and Luke Isely Trust, with respect to which Mr. Zephyr Isely shares voting and investment power with Mr. Kemper Isely as co-trustee of the trust. The number of shares identified as beneficially owned by Mr. Zephyr Isely excludes shares of common stock deemed to be beneficially owned by him solely because of the Stockholders Agreement.

(6)         Includes 941,020 shares beneficially owned directly by Ms. Heather Isely; and 103,745 shares held by Charles L. Isely-Rice, Ms. Heather Isely’s son, who shares Ms. Heather Isely’s permanent residence. The number of shares identified as beneficially owned by Ms. Heather Isely excludes shares of common stock deemed to be beneficially owned by her solely because of the Stockholders Agreement.

(7)         Includes 1,282,666 shares beneficially owned directly by Ms. Elizabeth Isely. The number of shares identified as beneficially owned by Ms. Elizabeth Isely excludes shares of common stock deemed to be beneficially owned by her solely because of the Stockholders Agreement.

Material U.S. Federal Income Tax Consequences of the Reincorporation

The following is a summary of the material U.S. federal income tax consequences of the Reincorporation to U.S. holders (as defined herein) of common stock of the Delaware Corporation who hold their shares of common stock as a “capital asset” within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”). This summary is based on the Code, the Treasury regulations promulgated thereunder, judicial authority, published administrative positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect as of the date of this Information Statement, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. The Company has not requested a ruling from the IRS with respect to the U.S. federal income tax consequences of the Reincorporation, and there can be no assurance that the IRS or a court will not take a position contrary to the tax consequences described herein.

This summary does not address all the tax consequences that may be relevant to any particular stockholder, including tax consequences that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by stockholders. This summary also does not address (i) the tax consequences to persons who may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, certain former citizens or long-term residents of the United States or any person who has a functional currency other than the U.S. dollar, persons subject to the alternative minimum tax, traders in securities that elect to mark to market, persons who are not U.S. holders, any person who actually or constructively holds (or actually or constructively held at any time during the five-year period ending on the date of the Reincorporation) more than 5% (by vote or value) of any class of the Delaware Corporation’s stock, any person whose shares of the Delaware Corporation’s common stock are “qualified small business stock” within the meaning of Sections 1202 or 1045 of the Code, persons who own their shares through a partnership or other pass-through entity, dealers in securities, persons who hold their shares of common stock as part of a straddle, hedge, conversion transaction, or other integrated investment, or persons who acquired their shares pursuant to the exercise of employee stock options or otherwise as compensation; or (ii) any U.S. federal non-income tax, or any state, local, or non-U.S. tax, consequences.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of the Delaware Corporation’s common stock that, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source; (iv) a trust (a) the administration of which is subject to the primary supervision of a U.S. court and that has one or more U.S. persons (within the meaning of Section 7701(a)(30) of the Code) who have the authority to control all substantial decisions of the trust or (b) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds the Delaware Corporation’s common stock, the tax treatment of a partner in such partnership will generally depend on the status of the partner, the activities of the partner and the partnership, and certain determinations made at the partnership or partner level. Accordingly, if you are a partner of a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) that holds the Delaware Corporation’s common stock, you should consult your tax advisor regarding the consequences to you of the Reincorporation.

The Reincorporation is intended to qualify as a reorganization under Section 368(a)(1)(F) of the Code (a “Reorganization”). Assuming the Reincorporation qualifies as a Reorganization:

1.	No gain or loss will be recognized by a U.S. holder of common stock of the Delaware Corporation upon the conversion of their shares into shares of common stock of the Texas Corporation.

2.

The aggregate tax basis of the shares of common stock of the Texas Corporation received by each U.S. holder of common stock of the Delaware Corporation will be the same as the aggregate tax basis of the shares of common stock of the Delaware Corporation held by such U.S. holder immediately prior to the Reincorporation.

3.

The holding period of the shares of common stock of the Texas Corporation received by each U.S. holder of common stock of the Delaware Corporation will include the holding period of the shares of common stock of the Delaware Corporation held by such U.S. holder immediately prior to the Reincorporation.

A U.S. holder who holds multiple blocks of the Delaware Corporation’s common stock (generally, Delaware corporation common stock acquired on different dates or at different prices) should consult with its tax advisor regarding the allocation of their aggregate tax basis among, and the holding period of, the Texas Corporation common stock received in the Reincorporation.

THE FOREGOING SUMMARY IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE TAX ADVICE. THE COMPANY HAS NOT OBTAINED A TAX OPINION FROM LEGAL COUNSEL OR A RULING FROM THE IRS REGARDING THE CONSEQUENCES OF THE REINCORPORATION. ACCORDINGLY, EACH HOLDER OF SHARES OF COMMON STOCK IS URGED TO CONSULT SUCH HOLDER’S OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE REINCORPORATION, INCLUDING THE APPLICATION AND EFFECT OF U.S. FEDERAL, STATE, LOCAL, AND NON-U.S. INCOME AND OTHER TAX LAWS.

Anti-Takeover Implications

The Reincorporation is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of actions designed to impede a takeover attempt. While certain provisions of Texas law or the Texas Charter and the Texas Bylaws (such as the provisions discussed in “What Changes After the Reincorporation?”) could be considered to have anti-takeover effects, the Board of Directors did not approve the Reincorporation to enhance the Company’s ability to resist any potential takeover attempt or delay or prevent changes in control or management of the Company. Moreover, as of the Record Date, the members of the Isely Family Group collectively held a majority of the voting power of the Company’s outstanding capital stock entitled to vote and, accordingly, already have the ability to discourage, delay or prevent any attempt to acquire control of the Company. Nonetheless, stockholders should be aware of the differences in the applicable anti-takeover protections as between Delaware and Texas, as discussed in greater detail in the section titled “What Changes After the Reincorporation?.”

Regulatory Matters

In connection with the Reincorporation, the Company intends to file: (i) a certificate of conversion and a certificate of formation with the Secretary of State of Texas; and (ii) a certificate of conversion with the Secretary of State of Delaware. The Company does not anticipate making any other filings with any other regulatory authority in connection with the Reincorporation.

Legal Proceedings

The Company is not aware of any pending legal proceedings in Delaware or elsewhere that are related to or that would be materially affected by the Reincorporation.

Delivery of Documents to Security Holders Sharing an Address

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we have received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement was delivered. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address, and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at Corporate Secretary, 3609 South Wadsworth Boulevard, 5th Floor, Lakewood, Colorado 80235.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the stockholders of the Company only for information purposes in connection with the Consenting Stockholders’ approval of the Reincorporation, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

Additional Information

We file our annual, periodic and current reports, and other required information, electronically with the SEC and this information is available at www.sec.gov. We also make available on our website at investors.naturalgrocers.com, free of charge, copies of these reports and other information as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The inclusion of our website address in this Information Statement does not include or incorporate by reference into this Information Statement the information on or accessible through our website.

We will provide without charge to each person to whom a copy of this Information Statement has been delivered, upon the written or oral request of any such person, a copy of any document referred to in this Information Statement. Requests for such copies should be directed to: Corporate Secretary, 3609 South Wadsworth Boulevard, 5th Floor, Lakewood, Colorado 80235.

* * *

By Order of the Board

/s/ Heather Isely

Heather Isely

Corporate Secretary

Lakewood, Colorado

October 20, 2026

APPENDICES

The following appendices are attached to and form a part of this Information Statement:

Appendix A - Board Resolutions Approving the Reincorporation

Appendix B - Plan of Conversion

Appendix C – Amended and Restated Certificate of Incorporation of Natural Grocers by Vitamin Cottage, Inc., dated July 27, 2012, as amended by the Certificate of Amendment to Amended and Restated Certificate of Incorporation, dated March 10, 2025 (Delaware Charter)

Appendix D - Amended and Restated Bylaws of Natural Grocers by Vitamin Cottage, Inc. (Delaware Bylaws)

Appendix E - Certificate of Formation of Natural Grocers by Vitamin Cottage, Inc. (Texas Charter)

Appendix F - Bylaws of Natural Grocers by Vitamin Cottage, Inc. (Texas Bylaws)

Appendix A

RESOLUTIONS

OF THE BOARD OF DIRECTORS OF

NATURAL GROCERS BY VITAMIN COTTAGE, INC.

Reincorporation of the Company to the State of Texas by Conversion

WHEREAS, as part of its ongoing oversight, direction and management of the business of Natural Grocers by Vitamin Cottage, Inc. (the “Company”), and in furtherance of the Company’s commitment to promoting effective corporate governance, the Board of Directors (the “Board”) of the Company on May 6, 2026 determined that it would be prudent and advisable for those directors of the Board who are “disinterested directors” as defined in Section 144(e)(4) of the Delaware General Corporation Law (the “DGCL”) and who are independent of each of the Company and the Isely family, in each case determined in accordance with the presumption set forth in Section 144(d)(2) of the DGCL (the “Independent Directors”) to consult with in-house counsel and outside legal counsel, to review and further evaluate the merits of a potential reincorporation of the Company to a jurisdiction other than the State of Delaware (such potential reincorporation, the “Potential Reincorporation”), and the Board authorized and empowered the Independent Directors to conduct such review and evaluation and to ultimately provide a recommendation to the Board as to whether the Potential Reincorporation would be in the best interests of the Company and its stockholders;

WHEREAS, in furtherance of the foregoing, the Independent Directors undertook to evaluate the merits of the Potential Reincorporation;

WHEREAS, the Independent Directors considered various factors during their evaluation of the Potential Reincorporation, including the current state of Delaware law, including with respect to reincorporation, any risks associated with the Potential Reincorporation to the Company and its stockholders, and the relative merits to the Company and its stockholders of various state laws, including Delaware, Nevada and Texas;

WHEREAS, Company management has represented and confirmed to the Independent Directors and the Board that there is no potential transaction or litigation involving the Company or its stockholders that is currently contemplated or pending and that, accordingly, the consideration and approval of the Potential Reincorporation is not being undertaken in connection with any specific transaction or litigation that could be affected by the Company's choice of domicile;

WHEREAS, following their evaluation of the Potential Reincorporation, the Independent Directors reported their findings to the Board, including their view that a reincorporation of the Company from the State of Delaware to the State of Texas was in the best interests of the Company and its stockholders and recommended that the Board approve a reincorporation of the Company from the State of Delaware to the State of Texas;

Appendix A

WHEREAS, having discussed and considered the Independent Directors’ recommendation, the Board has determined that (i) approving and effecting a reincorporation of the Company from the State of Delaware to the State of Texas by the conversion of the Company from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Texas, pursuant to and in accordance with Section 266 of the DGCL, Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”), and the proposed Plan of Conversion (the “Plan of Conversion”), in the form attached hereto as Exhibit A (such conversion, the “Reincorporation”) and (ii) approving and adopting the Plan of Conversion, the proposed Texas certificate of formation (the “Texas Charter”) and the proposed Texas bylaws (the “Texas Bylaws” and, together with the Texas Charter, the “Texas Governing Documents”), in the forms attached hereto as Exhibit B and Exhibit C, respectively, are in the best interests of the Company and its stockholders;

WHEREAS, upon the Reincorporation, the Company will cease to be governed by the laws of the State of Delaware, and its existing restated certificate of incorporation and bylaws, and will become a corporation governed by the laws of the State of Texas (the “Texas Corporation”) and the Texas Governing Documents;

WHEREAS, following receipt of stockholder approval of the Reincorporation (including the Plan of Conversion and the Texas Governing Documents) and these resolutions approving the Reincorporation, the Reincorporation, unless abandoned by the Board, will become effective at the date and time (the “Effective Time”) specified in each of (i) the certificate of conversion meeting the requirements of the relevant provisions of the TBOC to be properly executed and filed in accordance with such provisions (the “Texas Certificate of Conversion”) and (ii) the certificate of conversion meeting the requirements of Section 266 of the DGCL to be properly executed and filed in accordance with such section (the “Delaware Certificate of Conversion”);

WHEREAS, at the Effective Time, by virtue of the Reincorporation and without any further action by the Company, the Texas Corporation, the holders thereof, or any other person, each share of common stock, par value $0.001 per share, of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the common stock, par value $0.001 per share, of the Texas Corporation; and

WHEREAS, at the Effective Time, pursuant to the Plan of Conversion, by virtue of the Reincorporation and without any further action by the Company, the Texas Corporation, the holders thereof or any other person, each employment letter or agreement, employee benefit plan or agreement, incentive compensation plan or agreement or other similar plan or agreement to which the Company is a party, or otherwise maintains, sponsors or contributes, shall continue to be a plan or agreement of the Texas Corporation on the same terms and conditions and any references to the Company thereunder shall mean the Texas Corporation on and after the Effective Time, and that each reference to common stock of the Company thereunder shall mean common stock of the Texas Corporation on and after the Effective Time.

Appendix A

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby determines that the Reincorporation, the Plan of Conversion and the Texas Governing Documents are in the best interests of the Company and its stockholders and approves, adopts and declares advisable the Reincorporation (by means of conversion of the Company from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Texas), the Plan of Conversion and the Texas Governing Documents; and, be it

RESOLVED FURTHER, that the Board hereby directs that the Reincorporation (including the Plan of Conversion and the Texas Governing Documents) and these resolutions approving the Reincorporation be submitted for approval and adoption, respectively, by the stockholders of the Company by written consent in lieu of a meeting; and, be it

RESOLVED FURTHER, that the Board hereby recommends that the stockholders of the Company approve the Reincorporation (including the Plan of Conversion and the Texas Governing Documents) and adopt these resolutions; and, be it

RESOLVED FURTHER, that following receipt of stockholder approval of the Reincorporation (including the Plan of Conversion and the Texas Governing Documents) and the adoption of these resolutions, the officers of the Company (together, the “Authorized Officers” and each, an “Authorized Officer”) be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company and without further action by the Board, to prepare, execute, file and deliver all agreements, documents, notices, certificates, consents, approvals or other instruments and take all such actions that such Authorized Officer deems necessary, desirable or appropriate in order to perform the Company’s obligations under the Plan of Conversion and to consummate the Reincorporation, including, without limitation, (a) the execution and filing of the Delaware Certificate of Conversion; (b) the execution and filing of the Texas Certificate of Conversion and the Texas Charter; (c) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes; (d) the payment of any fees that may be necessary in connection with the Reincorporation; (e) the submission of all required notifications to the New York Stock Exchange; and (f) the filing of Current Reports on Form 8-K and any other regulatory filings that may be necessary, desirable or appropriate in connection with the Reincorporation; and be it

RESOLVED FURTHER, that, notwithstanding approval by the stockholders of the Company of the Reincorporation (including the Plan of Conversion and the Texas Governing Documents) and the adoption of these resolutions, the Board may, at any time prior to the Effective Time, abandon the Reincorporation (including the Plan of Conversion and the Texas Governing Documents) without further action by the stockholders of the Company if the Board determines that the Reincorporation (including the Plan of Conversion and the Texas Governing Documents) is no longer in the best interests of the Company and its stockholders.

Appendix A

Approval of State of Texas Indemnity Agreement

WHEREAS, having discussed and considered the Independent Directors’ recommendation, the Board has determined that it is in the best interests of the Company and its stockholders to approve and adopt a form of indemnity agreement (the “Texas Indemnity Agreement”), in substantially the form attached hereto as Exhibit D, to be entered into with each of the Company’s current and future directors, officers and other members of the Company’s management as deemed appropriate by any of the Authorized Officers following the Reincorporation.

NOW, THEREFORE, BE IT RESOLVED, that the Texas Indemnity Agreement is hereby approved for the Company to enter into following the Reincorporation with each of the Company’s current and future directors, officers and other members of the Company’s management as deemed appropriate by any of the Authorized Officers (with such changes thereto as the Authorized Officers, each of them with full authority to act without the others, may determine, in consultation with legal counsel, as necessary or desirable (such approval to be conclusively evidenced by any such Authorized Officer’s execution thereof)); and, be it

RESOLVED FURTHER, that the Authorized Officers, each of them with full authority to act without the others, are hereby authorized and empowered to enter into a Texas Indemnity Agreement with each of the Company’s current and future officers and directors and other members of the Company’s management as deemed appropriate by any of the Authorized Officers, each of them with full authority to act without the others.

Related Stockholder Matters

RESOLVED, that the close of business on September 9, 2026, be, and it hereby is, fixed as the record date for determining the stockholders of record of the Company entitled to consent to the Reincorporation without a meeting; and, be it

RESOLVED FURTHER, that the Board hereby approves the information statement and the notice of stockholder action by written consent as required by Section 228(e) of the DGCL, in connection with the Reincorporation, in substantially the forms presented to the Board (collectively, the “Information Statement Materials”) and any and all related documents, with such changes thereto as the Authorized Officers may determine, in consultation with legal counsel, as necessary or desirable (such approval to be conclusively evidenced by any such Authorized Officer's execution thereof); and, be it

Appendix A

RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed on behalf of the Company and in its name to take any action to prepare or cause to be prepared and to file or cause to be filed with the Securities and Exchange Commission (the “SEC”) and to prepare, execute and file any and all documents, applications, statements, reports, registrations, schedules, documents, information or filings and other papers and instruments (and any amendments or supplements thereto), which may be required from time to time by applicable law or regulation or by applicable authorities in connection with the foregoing resolutions or related or incidental thereto, including, without limitation, the Information Statement Materials, together with any and all amendments and supplements thereto which such Authorized Officers shall determine to be necessary or appropriate, with the approval and authorization thereof to be conclusively evidenced by the execution or filing of such amendments or supplements, and one or more Current Reports on Form 8-K to report any of the matters contemplated by the foregoing resolutions by the Company and any and all additional documents and information required to be filed therewith, as shall be deemed necessary or advisable under the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and any appropriate self-regulatory commissions or state securities commissions; and, be it

RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company, to mail or cause to be mailed or otherwise furnished or made available to the stockholders of the Company all documents as shall be necessary or advisable in connection with the Reincorporation, including, without limitation, the Information Statement Materials.

General

RESOLVED, that any and all acts, transactions, agreements or certificates previously signed on behalf of the Company by the Authorized Officers consistent with the foregoing resolutions and in furtherance thereof be, and they hereby are, approved and ratified in all respects as the true acts and deeds of the Company with the same force and effect as if each such act, transaction, agreement or certificate had been specifically authorized in advance by resolution of the Board; and, be it

RESOLVED FURTHER, that the Authorized Officers and all other officers be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company and in its name, to take, or cause to be taken, any and all actions, to execute and deliver any and all agreements, certificates, assignments, instruments or other documents, and to do any and all things that, in the judgment of such officer or officers, may be necessary or advisable to effectuate the foregoing resolutions; such execution and delivery by any such officer or officers of any such agreement, certificate, assignment, instrument or other document or the doing by any of them of any such act (including the authorization of any change in any such agreement, certificate, assignment, instrument or other document) shall conclusively establish both the authority of such person so to do from the Company and the approval of the Board.

Appendix B

PLAN OF CONVERSION
OF
NATURAL GROCERS BY VITAMIN COTTAGE, INC., A DELAWARE CORPORATION,
INTO
NATURAL GROCERS BY VITAMIN COTTAGE, INC., A TEXAS CORPORATION

This PLAN OF CONVERSION (this “Plan”), dated as of [●], 2026, is hereby adopted by Natural Grocers by Vitamin Cottage, Inc., a Delaware corporation (the “Converting Entity”), in order to set forth the terms, conditions and procedures governing its conversion into, and continued existence as, Natural Grocers by Vitamin Cottage, Inc., a Texas corporation (the “Converted Entity”), pursuant to Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”).

WHEREAS, the board of directors of the Converting Entity (the “Delaware Board”) has approved this Plan and the conversion of the Converting Entity into the Converted Entity (the “Conversion”), has adopted such resolutions as required pursuant to the terms of the Delaware General Corporation Law (the “DGCL”), and has submitted and recommended this Plan and the Conversion for approval by the stockholders of the Converting Entity, and the stockholders of the Converting Entity have validly approved this Plan and the Conversion in accordance with the requirements of the DGCL and the Amended and Restated Certificate of Incorporation of the Converting Entity, as amended (the “Certificate of Incorporation”).

NOW, THEREFORE, the Converting Entity does hereby adopt this Plan, as set forth below:

1.                Plan of Conversion.

a.    The name of the Converting Entity is “Natural Grocers by Vitamin Cottage, Inc.”, a Delaware corporation.

b.    The name of the Converted Entity is “Natural Grocers by Vitamin Cottage, Inc.”, a Texas corporation.

c.    The Converting Entity is continuing its existence, without lapse or interruption, in the organizational form of a Texas for-profit corporation under the name “Natural Grocers by Vitamin Cottage, Inc.”

d.    The Converted Entity is to be a corporation and its jurisdiction of formation is the State of Texas.

e.    As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each share of Common Stock, par value $0.001 per share, of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one share of Common Stock, par value $0.001 per share, of the Converted Entity. At and after the Effective Time: (x) all of the outstanding certificates that immediately prior thereto represented issued and outstanding shares of Common Stock of the Converting Entity shall be deemed for all purposes to evidence ownership of and to represent shares of Common Stock of the Converted Entity into which the shares represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Converted Entity and its transfer agent; and (y) all of the issued and outstanding shares of Common Stock of the Converting Entity that are in uncertificated book-entry form shall automatically become the number of shares of Common Stock of the Converted Entity into which such shares of the Converting Entity have been converted as herein provided in accordance with the customary procedures of the Converting Entity’s transfer agent.

Appendix B

f.    As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each employment letter or agreement, employee benefit plan or agreement, incentive compensation plan or agreement or other similar plan or agreement to which the Converting Entity is a party, or otherwise maintains, sponsors or contributes, shall continue to be a plan or agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall mean the Converted Entity on and after the Effective Time. To the extent that any such plan, letter or agreement provides for the issuance, or is otherwise based on the value, of common stock or other equity security of the Converting Entity, as of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, such plan or agreement shall be deemed to provide for the issuance, or be based on the value, of common stock or other equity security of the Converted Entity, respectively.

g.    As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each agreement to which the Converting Entity is a party, shall continue to be an agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall, on and after the Effective Time, mean the Converted Entity.

2.                Effective Time. The Conversion will be consummated under the TBOC by filing with the Secretary of State of the State of Texas (a) a Certificate of Conversion in the form required by the TBOC (the “Texas Certificate”) and executed in accordance with the relevant provisions of the TBOC and (b) a Certificate of Formation in the form attached hereto as Exhibit A (the “Certificate of Formation”). The time specified on such Texas Certificate, 10:59 p.m. Central Time on [●], 2026, shall be the “Effective Time”. Simultaneously with the filing of the Texas Certificate, the Converting Entity is authorized and empowered to take any such actions as may be necessary or prudent in connection with the Conversion under the DGCL, including the filing of a Certificate of Conversion with the Secretary of State of the State of Delaware.

3.                Effects of the Conversion. The Conversion will have the effects set forth in the TBOC and, to the extent necessary, the DGCL, including without limitation the effects set forth in this Plan. The Converted Entity will be responsible for the payment of all of the Converting Entity’s fees and franchise taxes and will be responsible for all of its debts and liabilities.

4.                Governance of the Converted Entity.

a.    On and after the Effective Time, the affairs of the Converted Entity shall be governed in accordance with the TBOC and the Certificate of Formation, and the Bylaws of the Converted Entity in substantially the form attached hereto as Exhibit B.

Appendix B

b.    From and after the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or the Converted Entity, or their respective stockholders, (i) the members of the Delaware Board as of immediately prior to the Effective Time shall continue as, and shall constitute, all of the members of the board of directors of the Converted Entity (the “Texas Board”), with each director to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal; (ii) the chairman of the Delaware Board as of immediately prior to the Effective Time shall be, from and after the Effective Time, the chairman of the Texas Board, to serve at the pleasure of the Texas Board; (iii) each committee of the Delaware Board as of immediately prior to the Effective Time shall be, from and after the Effective Time, constituted as a committee of the Texas Board on the same terms and with the same powers and authority as the applicable committee of the Delaware Board as of immediately prior to the Effective Time, and the members of each committee of the Delaware Board as of immediately prior to the Effective Time shall be, from and after the Effective Time, the members of each such committee of the Texas Board, each to serve at the pleasure of the Texas Board; and (iv) the officers of the Converting Entity as of immediately prior to the Effective Time shall continue as, and shall constitute, all of the officers of the Converted Entity (and any designation as an “executive officer” under Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “officer” for purposes of Section 16 of the Exchange Act shall remain in effect), with each to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal.

5.                Record of Conversion. Prior to the Conversion, a copy of this Plan will be kept at the principal place of business of the Converting Entity, located at 3609 S. Wadsworth Blvd., 5th Floor, Lakewood, CO, 80235, and a copy of this Plan shall be furnished without cost promptly upon the written request of any stockholder of the Converting Entity to the Secretary of the Converting Entity. From and after the Effective Time, a copy of this Plan will continue to be kept at the principal place of business of the Converted Entity, and a copy of this Plan shall be furnished without cost promptly upon the written request of any stockholder of the Converted Entity to the Secretary of the Converted Entity.

6.                Foreign Qualifications of the Converted Entity. For the purpose of authorizing the Converted Entity to do business in any state, territory or dependency of the United States, including, but not limited to, Delaware, or in any foreign country in which it is necessary or expedient for the Converted Entity to transact business, the officers of the Converted Entity are hereby authorized and empowered to appoint and substitute all necessary agents or attorneys for service of process, to designate and to prepare, execute, and file, for and on behalf of the Converted Entity, all necessary certificates, reports, powers of attorney, and other instruments as may be required by the laws of such state, territory, dependency or foreign country to authorize the Converted Entity to transact business therein, and whenever it is expedient for the Converted Entity to cease doing business therein and withdraw therefrom, to revoke any appointment of agent or attorney for service of process, and to file such certificates, reports, revocation of appointment or surrender of authority as may be necessary to terminate the authority of the Converted Entity to do business in any such state, territory, dependency or foreign country, and all actions taken by the officers of the Converted Entity prior to the Effective Time in furtherance of this Section 6 shall be, and each of them hereby is, approved, ratified and confirmed in all respects as the proper acts and deeds of the Converted Entity.

Appendix B

7.                Plan of Reorganization. It is intended that the Conversion qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) (and any similar provision of state or local law). This Plan shall constitute, and is adopted as, a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the U.S. Treasury Regulations promulgated under the Code.

8.                Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein. It being understood that, notwithstanding anything to the contrary in this Plan, no provision of this Plan is intended to, or does, confer any rights or remedies on any current or former employee or other service provider of the Converting Entity (nor any other individual associated therewith) and none of such individuals shall be regarded for any purpose as a third party beneficiary to this Plan.

9.                Termination; Abandonment. At any time before the Effective Time, whether before or after approval of the Conversion by the requisite stockholders of the Converting Corporation as described above, this Plan may be terminated and the Conversion may be abandoned, or the consummation of the Conversion may be deferred if, in the opinion of the Delaware Board, such action would be in the best interests of the Converting Corporation and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no effect.

10.                Severability. Whenever possible, each term and provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any term or provision of this Plan is held to be prohibited by or invalid under applicable law or in any jurisdiction, such term or provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan. Upon the determination that any term or provision of this Plan is invalid, illegal or unenforceable, such term or provision shall be deemed amended in such jurisdiction, without further action on the part of any person or entity, to the limited extent necessary to render the same valid, legal or enforceable.

[Signature Page Follows]

Appendix B

IN WITNESS WHEREOF, Natural Grocers by Vitamin Cottage, Inc., a Delaware corporation, has caused this Plan of Conversion to be executed by its duly authorized representative as of the date first stated above.

Natural Grocers by Vitamin Cottage, Inc.

a Delaware corporation

By: _______________________

Name: [●]
Title: [●]

Appendix C

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

NATURAL GROCERS BY VITAMIN COTTAGE, INC.

Natural Grocers by Vitamin Cottage, Inc., (the "Corporation") a corporation organized and existing under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the "DGCL"), hereby certifies as follows:

1.          The name of the Corporation is Natural Grocers by Vitamin Cottage, Inc. The Corporation was originally incorporated pursuant to the DGCL on April 9, 2012 when the original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware.

2.          This Amended and Restated Certificate of Incorporation (the "Amended and Restated Certificate of Incorporation"), which restates and amends the original Certificate of Incorporation of the Corporation, has been declared advisable by the board of directors (the "Board") of the Corporation, duly adopted by the stockholders of the Corporation and duly executed and acknowledged by the officers of the Corporation in accordance with Sections 103, 228, 242 and 245 of the DGCL.

3.          The Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:

ARTICLE 1

The name of the corporation is Natural Grocers by Vitamin Cottage, Inc. (the "Corporation").

ARTICLE 2

The address of its registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808 in New Castle County, Delaware. The name of its registered agent at such address is Corporation Service Company.

ARTICLE 3

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law as it currently exists or may hereafter be amended.

ARTICLE 4

Section 4.1          Authorized Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is 60,000,000 shares of capital stock, classified as (i) 10,000,000 shares of preferred stock, par value $0.001 per share ("Preferred Stock"), and (ii) 50,000,000 shares of common stock, par value $0.001 per share ("Common Stock").

Section 4.2          Provisions Relating to the Preferred Stock.

(a)          The Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations and powers, preferences, and rights, and qualifications, limitations, and restrictions thereof, as are stated and expressed herein and in the resolution or resolutions providing for the issue of such class or series adopted by the board of directors of the Corporation (the "Board of Directors") as hereafter prescribed (a "Preferred Stock Designation").

Appendix C

(b)          Authority is hereby expressly granted to and vested in the Board of Directors to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and with respect to each class or series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the designation and the powers, preferences, rights, qualifications, limitations and restrictions relating to each class or series of the Preferred Stock, including, but not limited to, the following:

(i)          whether or not the class or series is to have voting rights, full, special or limited, or is to be without voting rights, and whether or not such class or series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

(ii)          the number of shares to constitute the class or series and the designations thereof;

(iii)          the preferences, and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any class or series;

(iv)          whether or not the shares of any class or series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities or other property), and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

(v)          whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof, and the terms and provisions relative to the operation thereof;

(vi)          the dividend rate, whether dividends are payable in cash, stock of the Corporation or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

(vii)          the preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary liquidation, dissolution or winding up of, or upon any distribution of the assets of, the Corporation;

(viii)          whether or not the shares of any class or series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities or other property of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

(ix)          such other powers, preferences, rights, qualifications, limitations and restrictions with respect to any class or series as may to the Board of Directors seem advisable.

(c)          The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any or all of the foregoing respects. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The Board of Directors may decrease the number of shares of the Preferred Stock designated for any existing class or series by a resolution subtracting from such class or series authorized and unissued shares of the Preferred Stock designated for such existing class or series, and the shares so subtracted shall become authorized, unissued, and undesignated shares of the Preferred Stock.

Appendix C

Section 4.3          Provisions Relating to Common Stock.

(a)          Each share of Common Stock of the Corporation shall have identical rights and privileges in every respect. Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Except as may otherwise be provided in this Amended and Restated Certificate of Incorporation, in a Preferred Stock Designation or by applicable law, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders, the holders of shares of Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and the holders of Preferred Stock shall not be entitled to vote at or receive notice of any meeting of stockholders. Each holder of Common Stock shall be entitled to notice of any stockholders' meeting in accordance with the bylaws of the Corporation (as in effect at the time in question) and applicable law on all matters put to a vote of the stockholders of the Corporation.

(b)          Notwithstanding the foregoing, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the General Corporation Law of the State of Delaware.

(c)          Subject to the prior rights and preferences, if any, applicable to shares of the Preferred Stock or any series thereof, the holders of shares of Common Stock shall be entitled to receive ratably in proportion to the number of shares of Common Stock held by them such dividends and distributions (payable in cash, stock or otherwise), if any, as may be declared thereon by the Board of Directors at any time and from time to time out of any funds of the Corporation legally available therefor.

(d)          In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock or any class or series thereof, the holders of shares of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them. A liquidation, dissolution or winding-up of the Corporation, as such terms are used in this Paragraph (d), shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or other entity or a sale, lease, exchange or conveyance of all or a part of the assets of the Corporation.

(e)          The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law (or any successor provision thereto), and no vote of the holders of either the Common Stock or the Preferred Stock voting separately as a class shall be required therefor.

Section 4.4          General.

(a)          Subject to the foregoing provisions of this Amended and Restated Certificate of Incorporation and any then-existing Preferred Stock Designation, the Corporation may issue shares of its Preferred Stock and Common Stock from time to time for such consideration (not less than the par value thereof) as may be fixed by the Board of Directors, which is expressly authorized to fix the same in its absolute and uncontrolled discretion subject to the foregoing conditions. Shares so issued for which the consideration shall have been paid or delivered to the Corporation shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares.

Appendix C

(b)          The Corporation shall have authority to create and issue rights and options entitling their holders to purchase shares of the Corporation's capital stock of any class or series or other securities of the Corporation, and such rights and options shall be evidenced by instrument(s) approved by the Board of Directors. The Board of Directors shall be empowered to set the exercise price, duration, times for exercise, and other terms of such options or rights; provided, however, that the consideration to be received for any shares of capital stock subject thereto shall not be less than the par value thereof.

(c)          The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

ARTICLE 5

Section 5.1          Board of Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board. Subject to the then-applicable terms of the Stockholders Agreement, the number of directors of the Corporation shall be as specified in, or determined in the manner provided in, the bylaws of the Corporation. If the number of directors is changed, any increase or decrease shall be so apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. Unless and except to the extent that the bylaws of the Corporation so provide, the election of directors need not be by written ballot.

Section 5.2          Staggered Terms. The directors, other than those who may be elected by the holders of any series of Preferred Stock specified in the related Preferred Stock Designation, shall be divided, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as is reasonably possible, with the initial term of office of the first class to expire at the 2013 annual meeting of stockholders (the "Class I Directors"), the initial term of office of the second class to expire at the 2014 annual meeting of stockholders (the "Class II Directors") and the initial term of office of the third class to expire at the 2015 annual meeting of stockholders (the "Class III Directors"), with each director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of stockholders, (i) directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified, and (ii) if authorized by a resolution of the Board, directors may be elected to fill any vacancy on the Board, regardless of how such vacancy shall have been created.

Section 5.3          Filling of Newly Created Directorships and Vacancies. Except as otherwise provided for or fixed by or pursuant to the provisions of Article 4 of this Restated Certificate of Incorporation relating to the rights of the holders of any series of Preferred Stock (including any Certificate of Designation relating to such series of Preferred Stock), newly created directorships resulting from any increase in the number of directors and vacancies on the Board resulting from death, resignation, removal or other cause may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director elected in accordance with the preceding sentence of this Section 5.3 shall hold office for a term that shall coincide with the remaining term of the class such director is elected to and until such director's successor shall have been duly elected and qualified.

Section 5.4          Removal of Directors. Any director or the entire Board may only be removed for cause, such removal to require the affirmative vote of shares representing at least a majority of the votes entitled to be cast by the then outstanding shares of all classes and series of capital stock of the Corporation entitled generally to vote on the election of the directors of the Corporation. Unless the Board has made a determination that removal is in the best interests of the Corporation (in which case the following definition shall not apply), "cause" for removal of a director shall be deemed to exist only if (a) the director whose removal is proposed has been convicted of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal; (b) such director has been found by the affirmative vote of a majority of the directors then in office at any regular or special meeting of the Board called for that purpose, or by a court of competent jurisdiction, to have been guilty of willful misconduct in the performance of such director's duties to the Corporation in a matter of substantial importance to the Corporation; or (c) such director has been adjudicated by a court of competent jurisdiction to be mentally incompetent, which mental incompetency directly affects such director's ability to perform his or her obligations as a director of the Corporation. Notwithstanding the foregoing, whenever holders of outstanding shares of one or more series of Preferred Stock voting separately are entitled to elect directors of the Corporation pursuant to the provisions of this Certificate of Incorporation (including any Certificate of Designation relating to such series of Preferred Stock), any such director of the Corporation so elected may be removed in accordance with this Certificate of Incorporation.

Appendix C

Section 5.5          Qualifications of Directors. There shall be no limitation on the qualifications of any person to be a director or on the ability of any director to vote on any matter brought before the Board, except (a) as required by applicable law or (b) as set forth in this Amended and Restated Certificate of Incorporation.

ARTICLE 6

Section 6.1          Subject to the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation may be effected at a duly called annual or special meeting of the stockholders of the Corporation. Until such time (the "Trigger Date") as the Stockholders Agreement is terminated pursuant to its terms, Isely Family (as defined below) no longer beneficially owns shares of the Corporation's common stock representing greater than 50% of the votes entitled to be cast by the then outstanding shares of all classes and series of capital stock of the Corporation entitled generally to vote for the election of directors, any action required or permitted to be taken by the stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be taken, are signed by the holders of outstanding stock having not less than the minimum number of votes necessary to authorize such action, and are delivered to the Corporation by delivery to the Secretary or his or her representative at the principal executive offices of the Corporation. Effective upon the Trigger Date, no action required or permitted to be taken at any annual or special meeting of the stockholders of the Corporation may be taken without a meeting and the power of the stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

Section 6.2          For purposes of this Article 6:

(a)          "Isely Family" means (i) Kemper Isely, Zephyr Isely, Heather C. Isely, Elizabeth Isely, LaRock Isely and Lark Isely, (ii) the existing and future lineal descendents, including adopted children, of Kemper Isely, Zephyr Isely, Heather C. Isely, Elizabeth Isely, LaRock Isely and Lark Isely; (iii) existing and future spouses of any Persons named in clauses (i) and (ii); (iv) any United States situs trusts for the current or future, direct or indirect, vested or contingent, benefit of any of the Persons named in clauses (i) through (iii); (v) a custodial or retirement account benefiting any of the Persons named in clauses (i) through (iii), (vi) any estate of any of the Persons named in clauses (i) through (iii); and (vii) any entity (or wholly owned subsidiary of such entity) in which all of the equity interests are owned by Persons, trusts, accounts or estates named in clauses (i) through (vi).

(b)          "Affiliate" means any Person who directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, a specified Person (the term "control" for these purposes meaning the ability, whether by ownership of shares or other equity interests, by contract or otherwise, to elect a majority of the directors of a corporation, to act as or select the managing or general partner of a partnership, manager or managing member of a limited liability company, or otherwise to select, or have the power to remove and then select, a majority of those Persons exercising governing authority over a Person).

(c)          "Person" means an individual, trust, estate, charitable organization, account (including, but not limited to, a brokerage, nominee, custodial or retirement account), company (including, but not limited to, a limited liability company, a corporation or a partnership), and/or governmental authority.

Appendix C

ARTICLE 7

Special meetings of stockholders of the Corporation may be called only by the Chief Executive Officer, the Chairman of the Board or the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies.

ARTICLE 8

In furtherance of, and not in limitation of, the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the Corporation subject to any limitations contained therein and the power of the stockholders of the Corporation to alter or repeal any bylaw whether adopted by them or otherwise; provided, however, that, the provisions of this Article 8 notwithstanding, bylaws shall not be adopted, altered, amended or repealed by the stockholders of the Corporation (i) prior to the Trigger Date, except by the vote of holders of not less than 50% in voting power of the then-outstanding shares of stock entitled to vote generally in the election of directors (considered for this purpose as one class) or (ii) after the Trigger Date, except by the vote of holders of not less than 66 2/3% in voting power of the then-outstanding shares of stock entitled to vote generally in the election of directors (considered for this purpose as one class).

ARTICLE 9

Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

ARTICLE 10

Section 10.1          Limitation on Director Liability. No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Law as it now exists. In addition to the circumstances in which a director of the Corporation is not personally liable as set forth in the preceding sentence, a director of the Corporation shall not be liable to the fullest extent permitted by any amendment to the Delaware General Corporation Law hereafter enacted that further limits the liability of a director.

Section 10.2          Indemnification of Directors and Officers. To the fullest extent that the DGCL or any other law of the State of Delaware as it exists or as it may hereafter be amended permits, the Corporation may (a) indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding and, in all cases, otherwise on such terms and conditions as the Board may determine and (b) advance all costs and expenses (including reasonable attorneys' fees and expenses) incurred by any director or officer, with respect to any one or more actions, suits or proceedings, whether civil, criminal, administrative or investigative, on such terms and conditions as the Board may determine.

Appendix C

Section 10.3 Any amendment, repeal or modification of this Article 10 shall be prospective only and shall not affect any limitation on liability of a director for acts or omissions occurring prior to the date of such amendment, repeal or modification.

ARTICLE 11

The Corporation hereby expressly elects not to be governed by the provisions of Section 203 of the DGCL, and the restrictions and limitations set forth therein.

ARTICLE 12

The Corporation shall have the right, subject to any express provisions or restrictions contained in this Amended and Restated Certificate of Incorporation or bylaws of the Corporation, from time to time, to amend this Amended and Restated Certificate of Incorporation or any provision hereof in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by this Amended and Restated Certificate of Incorporation or any amendment hereof are subject to such right of the Corporation.

ARTICLE 13

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the Delaware General Corporation Law, this Amended and Restated Certificate of Incorporation or the Corporation's bylaws, or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine, in each such case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article 13.

The undersigned has executed this Amended and Restated Certificate of Incorporation as of this 27th day of July, 2012.

NATURAL GROCERS BY VITAMIN COTTAGE, INC.
By:	/s/ Kemper Isely
Name: Title:	Kemper Isely Co-President

Appendix C

CERTIFICATE OF AMENDMENT

TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

NATURAL GROCERS BY VITAMIN COTTAGE, INC.

Natural Grocers by Vitamin Cottage, Inc., (the “Corporation”) a corporation organized and existing under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the “DGCL”), hereby certifies as follows:

1.	The name of the Corporation is Natural Grocers by Vitamin Cottage, Inc.

2.

The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions to amend the Amended and Restated Certificate of Incorporation of the Corporation, in the section noted below, as follows:

Section 10.1 of Article 10 is hereby amended and restated in its entirety to read as follows:

“Limitation on Director and Officer Liability. No director or officer of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, except to the extent such exemption from liability or limitation thereof is not permitted under Section 102(b)(7) the Delaware General Corporation Law as it now exists. In addition to the circumstances in which a director or officer of the Corporation is not personally liable as set forth in the preceding sentence, a director or officer of the Corporation shall not be liable to the fullest extent permitted by any amendment to the Delaware General Corporation Law hereafter enacted that further limits the liability of a director or officer.”

3.

The foregoing amendment to the Corporation’s Amended and Restated Certificate of Incorporation has been duly adopted by the Corporation’s stockholders in accordance with the provisions of Sections 228 and 242 of the DGCL.

4.

The foregoing amendment to the Corporation’s Amended and Restated Certificate of Incorporation shall be effective on and as of the date of filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.

The undersigned has executed this Certificate of Amendment to the Amended and Restated Certificate of Incorporation as of this 10th day of March, 2025.

NATURAL GROCERS BY VITAMIN COTTAGE, INC.

By:	/s/ Kemper Isely
Name: Kemper Isely
Title: Co-President

Appendix D

FORM OF

BYLAWS

OF

NATURAL GROCERS BY VITAMIN COTTAGE, INC.

AMENDED AND RESTATED AS OF [___ __], 2012

ARTICLE I

Offices

SECTION 1.01. Registered Office. The registered office of Natural Grocers by Vitamin Cottage, Inc. (hereinafter the “Corporation”) in the State of Delaware shall be in the City of Wilmington, County of New Castle, and the resident agent in charge thereof shall be Corporation Services Company, or such other office or agent as the Board of Directors of the Corporation (the “Board”) shall from time to time select.

SECTION 1.02. Other Offices. The Corporation may also have an office or offices, and keep the books and records of the Corporation, except as may otherwise be required by law, at such other place or places, either within or without the State of Delaware, as the Board may from time to time determine or the business of the Corporation may require.

ARTICLE II

Meetings of Stockholders

SECTION 2.01. Annual Meetings. The annual meeting of the stockholders of the Corporation (the “Stockholders”) for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held on such date and at such hour as shall from time to time be fixed by the Board.

SECTION 2.02. Special Meetings. Except as otherwise required by law or by the Restated Certificate of Incorporation of the Corporation (the “Certificate”) and subject to the rights of the holders of any series of preferred stock of the Corporation (the “Preferred Stock”) with respect to special meetings of the holders thereof, special meetings of stockholders of the Corporation may be called only by either of the Co-Presidents, the Chairman of the Board or the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies. The Board may postpone, reschedule or cancel any special meeting of the stockholders previously scheduled by the Board. The stockholders of the Corporation do not have the power to call a special meeting of stockholders of the Corporation.

SECTION 2.03. Place of Meetings. The meetings of the Stockholders shall be held at such time and place, either within or without the State of Delaware, as shall from time to time be fixed by the Board. If no designation is made by the Board, the place of meeting shall be the principal executive offices of the Corporation. The Board may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”) (or any successor provision thereto).

Appendix D

SECTION 2.04. Notice of Meetings. Except as otherwise provided by law or by the Certificate, notice of each meeting of the Stockholders, whether annual or special, shall be given not less than 10 days nor more than 60 days before the date of the meeting to each Stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the Stockholder at such Stockholder’s address as it appears on the records of the Corporation. Each such notice shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which Stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of special meetings, the purpose or purposes for which such special meeting is called. Notice of any meeting of the Stockholders shall not be required to be given to any Stockholder who shall attend such meeting in person or by proxy without protesting, prior to or at the commencement of the meeting, the lack of proper notice to such Stockholder, or who shall waive notice thereof as provided in Article VII of these Amended and Restated Bylaws (the “Bylaws”). Notice of adjournment of a meeting of the Stockholders need not be given if the place, if any, date and hour, and the means of remote communications, if any, by which Stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, to which it is adjourned are announced at such meeting, unless the adjournment is for more than 30 days or, after adjournment, a new record date is fixed for the adjourned meeting. If the adjournment is for more than 30 days, or if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each Stockholder of record entitled to vote at such meeting. Such further notice shall be given as may be required by law.

SECTION 2.05. Quorum, Adjournment and Postponement. (a) Except as otherwise provided by law, the Certificate or these Bylaws, the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally on the business properly brought before the meeting in accordance with these Bylaws (collectively, the “Voting Stock”), represented in person or by proxy, shall constitute a quorum at a meeting of the Stockholders; provided, however, that (i) in the election of directors of the Corporation, the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, represented in person or by proxy, shall constitute a quorum at a meeting of the Stockholders for the purpose of such election and (ii) if specified business is to be voted on by a class of the Corporation’s capital stock or a series of the Corporation’s capital stock voting as a class, the holders of a majority of the voting power of the shares of such class or series shall constitute a quorum for the transaction of such specified business. The Stockholders present at a duly organized meeting may continue to transact any business for which a quorum existed at the commencement of such meeting until adjournment, notwithstanding the withdrawal of enough Stockholders to leave less than a quorum.

(b) The chairman of the meeting or the holders of a majority of the voting power of the outstanding shares of Voting Stock represented at a meeting of the Stockholders may adjourn the meeting from time to time, whether or not there is such a quorum (or, in the case of specified business to be voted on by a class or series, the chairman of the meeting or the holders of a majority of the voting power of the outstanding shares of such class or series so represented may adjourn the meeting with respect to such specified business). At any such adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at the meeting as originally called.

Appendix D

(c) Any previously-scheduled meeting of the Stockholders may be postponed, and any previously-scheduled special meeting of the Stockholders may be canceled, by the Board upon public notice given prior to the time previously scheduled for such meeting of Stockholders.

SECTION 2.06. Proxies. At all meetings of the Stockholders, a Stockholder may vote by proxy as may be permitted by law; provided, however, that no proxy shall be voted after three years from its date, unless the proxy provides for a longer period. Any proxy to be used at a meeting of the Stockholders must be delivered to the Secretary of the Corporation (the “Secretary”) or his or her representative at the principal executive offices of the Corporation at or before the time of the meeting.

SECTION 2.07. Notice of Stockholder Business and Nominations. (a) Annual Meetings of the Stockholders. (i) Nominations of persons for election to the Board and the proposal of business to be considered by the Stockholders may be made at an annual meeting of the Stockholders (A) pursuant to the Corporation’s notice of meeting delivered pursuant to Section 2.04 of this Article II, (B) by or at the direction of the Board or (C) by any Stockholder who is entitled to vote at the meeting on the election of directors or such business (as applicable), who complies with the notice procedures set forth in Sections 2.07(a)(ii) and 2.07(a)(iii) and who is a Stockholder of record at the time such notice is delivered to the Secretary.

Appendix D

(ii) For nominations or other business to be properly brought before an annual meeting of the Stockholders by a Stockholder pursuant to Section 2.07(a)(i)(C), the Stockholder must give timely notice thereof in proper written form to the Secretary and, in the case of business other than nominations, such other business must otherwise be a proper matter for Stockholder action. To be timely, a Stockholder’s notice must be delivered to the Secretary at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 90 days, from such anniversary date, notice by the Stockholder to be timely must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the later of the 90th day prior to such annual meeting and the 10th day following the day on which the Public Announcement of the date of such meeting is first made by the Corporation. Notwithstanding the foregoing, the notice requirements in the immediately preceding sentence shall not apply to the Isely Family, as defined below (the “Controlling Stockholders”) so long as Controlling Stockholders hold at least 25% of the outstanding shares of Common Stock“Isely Family” means (i)  Kemper Isely, Zephyr Isely, Heather C. Isely, Elizabeth Isely, LaRock Isely and Lark Isely, (ii) the existing and future lineal descendents, including adopted children, of Kemper Isely, Zephyr Isely, Heather C. Isely, Elizabeth Isely, LaRock Isely and Lark Isely; (iii) existing and future spouses of any Persons named in clauses (i) and (ii); (iv) any United States situs trusts for the current or future, direct or indirect, vested or contingent, benefit of any of the Persons named in clauses (i) through (iii); (v) a custodial or retirement account benefiting any of the Persons named in clauses (i) through (iii), (vi) any estate of any of the Persons named in clauses (i) through (iii); and (vii) any entity (or wholly owned subsidiary of such entity) in which all of the equity interests are owned by Persons, trusts, accounts or estates named in clauses (i) through (vi). In no event shall the Public Announcement of an adjournment or postponement of an annual meeting commence a new time period for the giving of a Stockholder’s notice as described in this Section 2.07(a)(ii). In order to be in proper written form, such Stockholder’s notice must include the following information and documents, as applicable: (A) the name and address of the Stockholder giving the notice, as they appear on the Corporation’s books, and of the beneficial owner of stock of the Corporation, if any, on whose behalf such nomination or proposal of other business is made (such beneficial owner, the “Beneficial Owner”); (B) representations that, as of the date of delivery of such notice, such Stockholder is a holder of record of stock of the Corporation and is entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to propose and vote for such nomination and any such other business; (C) as to each natural person whom the Stockholder proposes to nominate for election or reelection as a director (a “Stockholder Nominee”), (1) all information relating to such Stockholder Nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (as amended from time to time, the “Exchange Act”), and Rule 14a-11 thereunder (or any successor provisions thereto), including such Stockholder Nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected and to being named in the Corporation’s proxy statement and form of proxy if the Corporation so determines and (2) such other information as may be reasonably requested by the Corporation, including a completed questionnaire duly executed by such Stockholder Nominee, as required under Section 3.02 of Article III, and such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understand of the independence or lack thereof of such nominee; (D) as to any other business that the Stockholder proposes to bring before the meeting, (1) a brief description of such business, (2) the text of the proposal (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these Bylaws, the text of the proposed amendment) and (3) the reasons for conducting such business at the meeting; and (E) in all cases (1) the name of each individual, trust, estate, charitable organization, account (including, but not limited to, a brokerage, nominee, custodial or retirement account), company (including, but not limited to, a limited liability company, a corporation or a partnership), and/or governmental authority. (including any successor thereto, a “Person”) with whom the Stockholder, any Beneficial Owner, any Stockholder Nominee and their respective affiliates and associates (as defined under Regulation 12B under the Exchange Act or any successor provision thereto) (each of the foregoing, a “Stockholder Group Member”) and each other Person with whom any Stockholder Group Member either is acting in concert with respect to the Corporation or has any agreement, arrangement or understanding (whether written or oral) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy given to such Person in response to a public proxy solicitation made generally by such Person to all holders of common stock of the Corporation) or disposing of any capital stock of the Corporation or to cooperate in obtaining, changing or influencing the control of the Corporation (except independent financial, legal and other advisors acting in the ordinary course of their respective businesses) (each Person described in this clause (1), including each Stockholder Group Member, a “Covered Person”), and a description of each such agreement, arrangement or understanding (whether written or oral), (2) a list of the class and number of shares of stock of the Corporation that are Beneficially Owned or owned of record by each Covered Person, together with documentary evidence of such record or Beneficial Ownership, (3) a list of (A) all of the derivative securities (as defined under Rule 16a-1 under the Exchange Act or any successor provision thereto) and other derivatives or similar agreements or arrangements with an exercise or conversion privilege or a periodic or settlement payment or payments or mechanism at a price or in an amount or amounts related to any security of the Corporation or with a value derived or calculated in whole or in part from the value of the Corporation or any security of the Corporation, in each case, directly or indirectly owned of record or Beneficially Owned by any Covered Person and (B) each other direct or indirect opportunity of any Covered Person to profit or share in any profit derived from any increase or decrease in the value of any security of the Corporation, in each case, regardless of whether (x) such interest conveys any voting rights in such security to such Covered Person, (y) such interest is required to be, or is capable of being, settled through delivery of such security or (z) such Person may have entered into other transactions that hedge the economic effect of such interest (any such interest described in this clause (3) being a “Derivative Interest”), (4) a description of each agreement, arrangement or understanding (whether written or oral) with the effect or intent of increasing or decreasing the voting power of, or that contemplates any Person voting together with, any Covered Person with respect to any capital stock of the Corporation, Stockholder Nominee or other proposal (“Voting Arrangements”), (5) details of all other material interests of each Covered Person in such nomination or proposal or capital stock of the Corporation (including any rights to dividends or performance related fees based on any increase or decrease in the value of such capital stock or Derivative Interests) (collectively, “Other Interests”), (6) a description of all economic terms of all such Derivative Interests, Voting Arrangements and Other Interests and copies of all agreements and other documents (including but not limited to master agreements, confirmations and all ancillary documents and the names and details of the counterparties to, and brokers involved in, all such transactions) relating to each such Derivative Interest, Voting Arrangement and Other Interests, (7) a list of all transactions by each Covered Person involving any shares of stock of the Corporation or any Derivative Interests, Voting Arrangements or Other Interests within six months prior to the date of the notice and (8) a representation whether any Covered Person intends or is part of a group that intends to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to elect any Stockholder Nominee or approve such proposal or otherwise to solicit or participate in the solicitation of proxies from Stockholders in support of such nomination or proposal. A notice delivered by or on behalf of any Stockholder under this Section 2.07(a) shall be deemed to be not in compliance with this Section 2.07(a) and not be effective if (x) such notice does not include all of the information, documents and representations required under this Section 2.07(a) and (y) after delivery of such notice, any information or document required to be included in such notice changes or is amended, modified or supplemented, as applicable, prior to the date of the relevant meeting and such information or document is not delivered to the Corporation by way of a further written notice as promptly as practicable following the event causing such change in information or amendment, modification or supplement, as applicable, and in any case where such event occurs within 45 days of the date of the relevant meeting, within five business days after such event; provided, however, that the Board shall have the authority to waive any such non-compliance if the Board determines that such action is appropriate in the exercise of its fiduciary duties.

Appendix D

(iii) Notwithstanding the second sentence of Section 2.07(a)(ii), in the event that the number of directors to be elected to the Board is increased effective at the next annual meeting and there is no Public Announcement specifying the size of the increased Board made by the Corporation at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a Stockholder’s notice required by this Section 2.07(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such Public Announcement is first made by the Corporation and such notice otherwise complies with the requirements of this Section 2.07(a).

(b) Special Meetings of the Stockholders. Only such business shall be conducted at a special meeting of the Stockholders as shall have been brought before the meeting (i) pursuant to the Corporation’s notice of meeting delivered pursuant to Section 2.04 of this Article II or (ii) by or at the direction of the Board. At a special meeting of Stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting, nominations of natural persons for election to the Board may be made (A) by or at the direction of the Board or (B) by any Stockholder of the Corporation who is entitled to vote at the meeting on the election of directors, who complies with the notice procedures set forth in this Section 2.07(b) and who is a Stockholder of record at the time such notice is delivered to the Secretary. In the event the Corporation calls a special meeting of the Stockholders for the purpose of electing directors to the Board, any Stockholder may nominate such number of persons for election to such position(s) as are specified in the Corporation’s notice of meeting, if the Stockholder’s notice, containing all of the information, documents and representations required under Section 2.07(a)(ii), shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the 120th day prior to such special meeting and not later than the later of the 90th day prior to such special meeting and the 10th day following the day on which Public Announcement of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting is first made by the Corporation. A notice delivered by or on behalf of any Stockholder under this Section 2.07(b) shall be deemed to be not in compliance with this Section 2.07(b) and not be effective if (x) such notice does not include all of the information, documents and representations required under this Section 2.07(b) and (y) after delivery of such notice, any information or document required to be included in such notice changes or is amended, modified or supplemented, as applicable, prior to the date of the relevant meeting and such information and/or document is not delivered to the Corporation by way of a further written notice as promptly as practicable following the event causing such change in information or amendment, modification or supplement, as applicable, and in any case where such event occurs within 45 days of the date of the relevant meeting, within five business days after such event; provided, however, that the Board shall have the authority to waive any such non-compliance if the Board determines that such action is appropriate in the exercise of its fiduciary duties. In no event shall the Public Announcement of an adjournment or postponement of a special meeting commence a new time period for the giving of a Stockholder’s notice as described above.

Appendix D

(c) General. (i) Only persons who are nominated in accordance with the procedures and other requirements described in these bylaws shall be eligible to be elected as directors at a meeting of Stockholders and only such business shall be conducted at a meeting of Stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.07. The Board may adopt by resolution such rules and regulations for the conduct of meetings of the Stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board or these Bylaws, the chairman of the meeting shall have the right and authority to convene the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of the chairman of the meeting, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to Stockholders of record of the Corporation, their duly authorized proxies or representatives and such other persons as the Board or the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Except as otherwise provided by law, the Certificate or these Bylaws, the Board or the chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that any business (including a nomination for election as a director) was not properly brought before the meeting (including whether such business proposed to be brought before the meeting was made in accordance with the procedures and other requirements set forth in these Bylaws (including this Section 2.07)) and if the Board or the chairman of the meeting should so determine, shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted or considered. Notwithstanding the foregoing provisions of this Section 2.07, unless otherwise required by law, if the Stockholder (or a qualified representative of the Stockholder) does not appear at the annual or special meeting of Stockholders to present and vote for a nomination and any such other proposed business previously put forward by or on behalf of such Stockholder or, immediately prior to the commencement of such meeting, such Stockholder does not provide a written certification to the Corporation on and as of the date of the applicable meeting that such Stockholder and each Covered Person, if any, is then in compliance with this Section 2.07, then such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such nomination or business may have been received by the Corporation.

(ii) For purposes of these Bylaws, “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, the Associated Press or any other comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act or any document delivered to all Stockholders (including any quarterly income statement).

Appendix D

(d) A Person shall be deemed the “Beneficial Owner” of, shall be deemed to “Beneficially Own” and shall be deemed to have “Beneficial Ownership” of, any capital stock of the Corporation (i) that such Person or any of such Person’s Affiliates or Associates (as defined under Regulation 12B under the Exchange Act or any successor provision thereto) is deemed to “beneficially own” within the meaning of Section 13(d) of, and Regulation 13D under, the Exchange Act or any successor provisions thereto, or (ii) that is the subject of, or the reference security for or that underlies any Derivative Interest of such Person or any of such Person’s Affiliates or Associates (as defined under Regulation 12B under the Exchange Act or any successor provision thereto), with the number of shares of stock of the Corporation deemed Beneficially Owned being the notional or other number of shares of stock of the Corporation specified in the documentation evidencing the Derivative Interest as being subject to be acquired upon the exercise or settlement of the Derivative Interest or as the basis upon which the value or settlement amount of such Derivative Interest is to be calculated in whole or in part or, if no such number of shares of stock of the Corporation is specified in such documentation, as determined by the Board in good faith to be the number of shares of stock of the Corporation to which the Derivative Interest relates. When two or more Persons act as a partnership, limited partnership, syndicate, or other group, or otherwise act in concert, in each case, for the purpose of acquiring, holding, or disposing of securities of the Corporation or for the purpose of proposing one or more Stockholder Nominees, putting forward any other proposal for consideration or voting together on any matter presented at a Stockholder meeting, such syndicate or group shall be deemed a “Person” for the purpose of this Section 2.07. In addition, any Person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any contract, arrangement, or device with the purpose or effect of divesting such Person of Beneficial Ownership of any capital stock of the Corporation or preventing the vesting of such Beneficial Ownership as part of a plan or scheme to evade the reporting requirements of this Section 2.07 shall be deemed for the purposes of these Bylaws to be the Beneficial Owner of such capital stock of the Corporation.

SECTION 2.08. Voting. (a) Except as otherwise provided by law or by the Certificate, each Stockholder of record of any series of Preferred Stock shall be entitled at each meeting of Stockholders to such number of votes, if any, for each share of such stock, as may be fixed in the Certificate (including any Certificate of Designation relating to such series of Preferred Stock), and each Stockholder of record of common stock shall be entitled at each meeting of the Stockholders to one vote for each share of such stock, in each case, registered in such Stockholder’s name on the books of the Corporation:

(i) on the date fixed pursuant to Section 5.06 of these Bylaws as the record date for the determination of Stockholders entitled to notice of and to vote at such meeting; or

(ii) if no such record date shall have been so fixed, then at the close of business on the day immediately preceding the day on which notice of such meeting is given, or, if notice is waived, at the close of business on the day immediately preceding the day on which the meeting is held.

(b) All matters other than the election of directors submitted to Stockholders at any meeting shall be decided by the affirmative vote of a majority of the voting power of the shares of stock of the Corporation present in person or represented by proxy at the meeting and voting thereon, and where a separate vote by class is required, a majority of the voting power of the shares of that class present in person or represented by proxy at the meeting and voting thereon.

(c) The vote on any matter, including the election of directors, need not be by written ballot. Any written ballot shall be signed by the Stockholder voting, or by such Stockholder’s proxy, and shall state the number of shares voted.

SECTION 2.09. Consent of Stockholders in Lieu of Meeting. Stockholders may act by written consent solely to the extent provided in the Certificate.

Appendix D

SECTION 2.10. Inspectors of Elections; Opening and Closing the Polls. (a) To the extent required by law, the Board shall, in advance of any meeting of the Stockholders, appoint one or more inspectors, which inspector or inspectors may not be directors, nominees for directors, officers or employees of the Corporation, to act at the meeting and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the DGCL.

(b) The chairman of the meeting shall fix and announce at the meeting the date and hour of the opening and the closing of the polls for each matter upon which the Stockholders will vote at the meeting.

ARTICLE III

Board of Directors

SECTION 3.01. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board, except as otherwise provided by law or by the Certificate. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders. The directors shall act only as a Board, and the individual directors shall have no power as such.

SECTION 3.02. Number, Tenure and Election. (a) Except as otherwise provided for or fixed by or pursuant to the provisions of Article IV of the Certificate relating to the rights of the holders of any series of Preferred Stock, prior to the earlier of (i) ten (10) business days following the date on which the Controlling Stockholders no longer beneficially own shares of the Corporation’s common stock representing greater than 50% of the votes entitled to be cast by the then outstanding shares of all classes and series of capital stock of the Corporation entitled generally to vote for the election of directors and (ii) the business day following public announcement by the Corporation that the Controlling Stockholders holding at least 85% of the Corporation’s shares of common stock held by all Controlling Shareholders have made an election that a “Trigger Date” has occurred (the earlier of (i) and (ii), the “Trigger Date”), the number of directors shall be no less than one and no more than nine, provided that the Board may, pursuant to a resolution adopted by a majority of the Board, fix a greater number of directors with the approval of a majority of the Controlling Stockholders, and (ii) on and after the Trigger Date, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the Board. However, no decrease in the number of directors constituting the Board shall shorten the term of any incumbent director. The directors shall be designated as Class I Directors, Class II Directors or Class III Directors (in each case, as defined in the Certificate of Incorporation) in accordance with the Certificate of Incorporation. The election and term of director shall be as set forth in the Certificate of Incorporation.

(b) The directors, other than those who may be elected by the holders of any series of Preferred Stock (including any Certificate of Designation relating to such series of Preferred Stock), shall be elected by the Stockholders entitled to vote thereon at each annual meeting of the Stockholders by a plurality of the votes cast thereon.

Appendix D

SECTION 3.03. Notification of Nominations. Subject to the rights of the holders of any series of Preferred Stock, nominations for the election of directors may be made by (i) the Board or (ii) any Stockholder entitled to vote on the election of directors in accordance with Article II.

SECTION 3.04. Quorum and Manner of Acting. Except as otherwise provided by law, the Certificate or these Bylaws, (i) a majority of the Whole Board (as defined below) shall constitute a quorum for the transaction of business at any meeting of the Board, and (ii) the vote of a majority of the directors present at any meeting at which a quorum is present and voting on the relevant matter shall be the act of the Board. The chairman of the meeting may adjourn the meeting to another time and place whether or not a quorum is present. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. The term “Whole Board” shall mean the total number of authorized directors, whether or not there exist any vacancies or unfilled previously authorized directorships.

SECTION 3.05. Place of Meetings. Subject to Section 3.07, the Board may hold its meetings at such place or places within or without the State of Delaware as the Board may from time to time determine or as shall be specified or fixed in the respective notices or waivers of notice thereof.

SECTION 3.06. Special Meetings. Special meetings of the Board shall be held whenever called by the Chairman of the Board, either Co-President of the Corporation or by a majority of the directors, and shall be held at such place, on such date and at such hour as he or she, or they, as applicable, shall fix.

SECTION 3.07. Notice of Meetings. Notice of regular meetings of the Board or of any adjourned meeting thereof need not be given. Notice of each special meeting of the Board shall be given by overnight delivery service or mailed to each director, in either case addressed to such director at such director’s residence or usual place of business, at least two days before the day on which the meeting is to be held or shall be sent to such director by telecopy, facsimile, e-mail or be given personally or by telephone, not later than 24 hours before the meeting is to be held. Notice need not be given to any director who submits a signed waiver or indicates by electronic transmission a written waiver thereof, either before or after the meeting, of such notice or who attends such meeting without protesting, prior to or at its commencement, the lack of proper notice to such director. Every such notice shall state the time and place but need not state the purpose of the meeting.

SECTION 3.08. Rules and Regulations. The Board may adopt such rules and regulations not inconsistent with the provisions of law, the Certificate or these Bylaws for the conduct of its meetings and management of the affairs of the Corporation as the Board may deem proper.

SECTION 3.09. Participation in Meeting by Means of Communications Equipment. Any one or more members of the Board or any committee thereof may participate in any meeting of the Board or of any such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and be heard or as otherwise permitted by law, and such participation in a meeting shall constitute presence in person at such meeting.

Appendix D

SECTION 3.10. Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all of the members of the Board or of any such committee, as the case may be, consent thereto in writing, by electronic transmission or transmissions, or as otherwise permitted by law and, if required by law, the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or of such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

SECTION 3.11. Resignations. Any director may resign at any time by giving written notice to the Board, the Chairman, either Co-President or the Secretary. Such resignation shall take effect at the time specified therein or, if the time be not specified therein, upon receipt thereof, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 3.12. Vacancies. Subject to the rights of the holders of any series of Preferred Stock, newly created directorships resulting from any increase in the number of directors and vacancies on the Board resulting from death, resignation, removal or other cause shall only be filled by the Board, and not by the Stockholders, by the affirmative vote of a majority of the remaining directors then in office or by a sole remaining director, even though less than a quorum of the Board. Any director elected in accordance with the preceding sentence of this Section 3.12 shall hold office for a term that shall coincide with the remaining term of the class such director is elected to and until such director’s successor shall have been duly elected and qualified.

SECTION 3.13. Compensation. Each director, in consideration of such person serving as a director, shall be entitled to receive from the Corporation such amount per annum and such fees (payable in cash or stock) for attendance at meetings of the Board or of committees of the Board, or both, as the Board shall from time to time determine. In addition, each director shall be entitled to receive from the Corporation reimbursement for the reasonable expenses incurred by such person in connection with the performance of such person’s duties as a director. Nothing contained in this Section 3.13 shall preclude any director from serving the Corporation or any of its subsidiaries in any other capacity and receiving proper compensation therefor.

SECTION 3.14. Establishment of Committees of the Board of Directors.

(a)     The Board may from time to time by resolution create committees of directors, officers, employees or other persons, with such functions, duties and powers as the Board shall by resolution prescribe. A majority of all the members of any such committee may determine its actions and rules and procedures, and fix the time, place and manner of its meetings, unless these Bylaws or the Board shall otherwise provide. The Board shall have power to change the members of any such committee at any time, to fill vacancies, and to discharge any such committee, either with or without cause, at any time.

Appendix D

(b)     Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

i.         Section 3.04- (Quorum and Manner of Acting);

ii.        Section 3.05 (Place of Meetings);

iii.       Section 3.06 (Special Meetings);

iv.        Section 3.07 (Notice of Meetings);

v.         Section 3.08 (Rules and Regulations);

vi.        Section 3.09 (Participation in Meetings by Means of Communication Equipment); and

vii.       Section 3.10 (Action Without Meeting).

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members; provided, that the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee; special meetings of committees may also be called by resolution of the Board; and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

ARTICLE IV

Officers

SECTION 4.01. Definition of Officer; Number; Term of Office. The officers of the Corporation shall be elected by the Board and shall consist of:  Chairperson of the Board, one or two Co-Presidents, one or more Executive Vice Presidents, a Chief Financial Officer a Secretary, and a General Counsel. In addition, the Corporation may also have, at the discretion of the Board, a Vice Chairperson of the Board, a Chief Executive Officer, one or more additional Vice Presidents, a Treasurer, one or more Assistant Treasurers, one or more Assistant Secretaries and such other officers or agents with such titles and such duties as the Board may from time to time determine, each to have such authority, functions and duties as provided in these Bylaws or as the Board may from time to time determine, and each to hold office for such term as may be prescribed by the Board and until such person’s successor shall have been chosen and qualified, or until such person’s death or resignation, or until such person’s removal in the manner hereinafter provided. One person may hold the offices and perform the duties of any two or more officers. The Board may require any officer or agent to give security for the faithful performance of such person’s duties.

SECTION 4.02. Removal. Any officer may be removed, either with or without cause, by the Board at any meeting thereof called for such purpose or, except in the case of any officer elected by the Board, by any superior officer upon whom such power may be conferred by the Board.

Appendix D

SECTION 4.03. Resignation. Any officer may resign at any time by giving notice to the Board, either Co-President or the Secretary. Any such resignation shall take effect at the date of receipt of such notice or at any later date specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 4.04. Chairman of the Board. The Chairman of the Board shall discharge those responsibilities as shall be determined by the Board, with the assistance of the officers reporting directly to the Chairman of the Board. The Chairman of the Board shall preside at meetings of the Stockholders.

SECTION 4.05. President or Co-Presidents. The Corporation shall have the ability to appoint two Presidents. Each Co-President shall have general supervision and direction of the business, affairs and property of the Corporation, subject to control of the Board. The Co-Presidents shall have all authority incident to the office of a chief executive officer and a president, shall have such other authority and perform such other duties as may from time to time be assigned by the Board and shall report directly to the Board. In the absence of the Chairman of the Board, one or both of the Co-Presidents shall preside at meetings of the Stockholders or the Board.

SECTION 4.06. Executive Vice Presidents. Any Executive Vice President shall have such powers and duties with respect to material operations of the business and affairs of the Corporation as shall be prescribed by his or her superior officer or the Board and shall have overall supervision of such operations. An Executive Vice President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as he or she may agree with the Co-Presidents or as the Board may from time to time determine.

SECTION 4.07. Chief Financial Officer. The Chief Financial Officer shall perform all the powers and duties of the office of the Chief Financial Officer and in general have overall supervision of the financial operations of the Corporation. The Chief Financial Officer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as he or she may agree with either Co-President or as the Board may from time to time determine.

SECTION 4.08. Vice Presidents. Any Vice President, Executive Vice President or Senior Vice President (collectively referred to as “Vice Presidents”) shall have such powers and duties as shall be prescribed by his or her superior officer or the Board. A Vice President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as he or she may agree with either Co-President or as the Board may from time to time determine. A Vice President need not be an officer of the Corporation and shall not be deemed an officer of the Corporation unless elected as an officer by the Board.

SECTION 4.09. Treasurer. The Treasurer shall supervise and be responsible for all the funds and securities of the Corporation; the deposit of all moneys and other valuables to the credit of the Corporation in depositories of the Corporation; borrowings and compliance with the provisions of all indentures, agreements and instruments governing such borrowings to which the Corporation is a party; the disbursement of funds of the Corporation and the investment of its funds; and in general shall perform all of the duties incident to the office of the Treasurer. The Treasurer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as he or she may agree with either Co-President or as the Board may from time to time determine.

Appendix D

SECTION 4.10. Secretary. It shall be the duty of the Secretary to act as secretary at all meetings of the Board, of the committees of the Board and of the Stockholders and to record the proceedings of such meetings in a book or books to be kept for that purpose; the Secretary shall see that all notices required to be given by the Corporation are duly given and served; the Secretary shall be custodian of the seal of the Corporation and shall affix the seal or cause it to be affixed to all certificates of stock of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws; the Secretary shall have charge of the books, records and papers of the Corporation and shall see that the reports, statements and other documents required by law to be kept and filed are properly kept and filed; and in general shall perform all of the duties incident to the office of Secretary. The Secretary shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as he or she may agree with either Co-President or as the Board may from time to time determine.

SECTION 4.11. General Counsel. The General Counsel shall perform all the powers and duties of the office of the General Counsel and in general have overall supervision of the legal affairs of the Corporation. The General Counsel shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as he or she may agree with either Co-President or as the Board may from time to time determine.

SECTION 4.12. Assistant Treasurers and Assistant Secretaries. Any Assistant Treasurers and Assistant Secretaries shall perform such duties as shall be assigned to them by the Board, by the Treasurer or Secretary, respectively, or by either Co-President.

SECTION 4.12. Action with Respect to Securities of Other Corporations. Unless otherwise directed by the Board of Directors, the Co-Presidents shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of security holders of or with respect to any action of security holders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.

ARTICLE V

Capital Stock

SECTION 5.01. Certificates for Shares. (a) The shares of capital stock of the Corporation may be represented by certificates or may be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock, or a combination of both. To the extent that shares of capital stock are represented by certificates, such certificates, whenever authorized by the Board, shall be in such form as shall be approved by the Board. The certificates representing shares of capital stock of each class shall be signed by, or in the name of the Corporation by, the Chairman of the Board, either Co-President or a Vice President, and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary. Any or all such signatures may be facsimiles if countersigned by a transfer agent or registrar. Although any officer, transfer agent or registrar whose manual or facsimile signature is affixed to such a certificate ceases to be such officer, transfer agent or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were still such at the date of its issue.

Appendix D

(b) The stock ledger and blank share certificates shall be kept by the Secretary or by a transfer agent or by a registrar or by any other officer or agent designated by the Board.

SECTION 5.02. Transfer of Shares. Transfers of shares of stock of each class of the Corporation shall be made only on the books of the Corporation upon authorization by the registered holder thereof, or by such holder’s attorney thereunto authorized by a power of attorney duly executed and filed with the Secretary or a transfer agent for such stock, if any, and if such shares are represented by a certificate, upon surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power (or by proper evidence of succession, assignment or authority to transfer) and the payment of any taxes thereon; provided, however, that the Corporation shall be entitled to recognize and enforce any lawful restriction on transfer. The person in whose name shares are registered on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation; provided, however, that whenever any transfer of shares shall be made for collateral security and not absolutely, and written notice thereof shall be given to the Secretary or to such transfer agent, such fact shall be stated in the entry of the transfer. No transfer of shares shall be valid as against the Corporation, its Stockholders or creditors for any purpose, except to render the transferee liable for the debts of the Corporation to the extent provided by law, until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

SECTION 5.03. Registered Stockholders and Addresses of Stockholders. (a) The Corporation shall be entitled to recognize the exclusive right of a person registered on its records as the owner of shares of stock to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments a person registered on its records as the owner of shares of stock, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares of stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

(b) Each Stockholder shall designate to the Secretary or transfer agent of the Corporation an address at which notices of meetings and all other corporate notices may be given to such person, and, if any Stockholder fails to designate such address, corporate notices may be given to such person by mail directed to such person at such person’s post office address, if any, as the same appears on the stock record books of the Corporation or at such person’s last known post office address or as otherwise provided by applicable law.

SECTION 5.04. Lost, Stolen, Destroyed and Mutilated Certificates. The holder of any certificate representing any shares of stock of the Corporation shall notify the Corporation of any loss, theft, destruction or mutilation of such certificate; the Corporation may issue to such holder a new certificate or certificates for shares, upon the surrender of the mutilated certificate or, in the case of loss, theft or destruction of the certificate, upon satisfactory proof of such loss, theft or destruction; the Board, or a committee designated thereby, or the transfer agents and registrars for the stock, may, in their discretion, require the owner of the lost, stolen or destroyed certificate, or such person’s legal representative, to give the Corporation an indemnity or a bond in such sum and with such surety or sureties as they may direct to indemnify the Corporation and said transfer agents and registrars against any claim that may be made on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Appendix D

SECTION 5.05. Regulations. The Board may make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificated or uncertificated shares of stock of each class of the Corporation and may make such rules and take such action as it may deem expedient concerning the issue of certificates in lieu of certificates claimed to have been lost, stolen, destroyed or mutilated.

SECTION 5.06. Fixing Date for Determination of Stockholders of Record. (a) In order that the Corporation may determine the Stockholders entitled to notice of or to vote at any meeting of the Stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment or any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. A determination of Stockholders entitled to notice of or to vote at a meeting of the Stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

(b) Subject to the provisions of Section 2.09 of these Bylaws, in order that the Corporation may determine the Stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining Stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Secretary or his or her representative at the principal executive offices of the Corporation. If no record date has been fixed by the Board and prior action by the Board is required by law, the record date for determining Stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

SECTION 5.07. Transfer Agents and Registrars. The Board may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

Appendix D

ARTICLE VI

Indemnification

SECTION 6.01. Power to Indemnify in Actions, Suits or Proceedings other than Those by or in the Right of the Corporation. Subject to Section 6.03 of this Article VI, the Corporation shall, to the fullest extent permitted by the DGCL and Delaware law as in effect at any time, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise (including the heirs, executors, administrators or estate of such person), against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea or nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

SECTION 6.02. Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation. Subject to Article X of the Certificate and Section 6.03 of this Article VI, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise (including the heirs, executors, administrators or estate of such person), against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

SECTION 6.03. Authorization of Indemnification. Any indemnification under this Article VI (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 6.01 or 6.02 of this Article VI, as the case may be. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (a) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (b) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (d) by the Stockholders. Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding set forth in Section 6.01 or 6.02 of this Article VI or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

Appendix D

SECTION 6.04. Good Faith Defined. For purposes of any determination under Section 6.03 of this Article VI, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on good faith reliance on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term “another enterprise” as used in this Section 6.04 shall mean any other corporation or any partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee, partner, member or agent. The provisions of this Section 6.04 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 6.01 or 6.02 of this Article VI, as the case may be.

SECTION 6.05. Indemnification by a Court. Notwithstanding any contrary determination in the specific case under Section 6.03 of this Article VI, and notwithstanding the absence of any determination thereunder, any director or officer may apply to the Court of Chancery in the State of Delaware for indemnification to the extent otherwise permissible under Sections 6.01 and 6.02 of this Article VI. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standards of conduct set forth in Section 6.01 or 6.02 of this Article VI, as the case may be. Neither a contrary determination in the specific case under Section 6.03 of this Article VI nor the absence of any determination thereunder shall be a defense to such application. Notice of any application for indemnification pursuant to this Section 6.05 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification under this Section 6.05 shall also be entitled to be paid the expenses of prosecuting such application.

SECTION 6.06. Expenses Payable in Advance. Expenses, including attorneys’ fees, incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VI. Such expenses (including attorneys’ fees) incurred by former directors or officers may be so paid upon such terms and conditions, if any, as the Board deems appropriate.

Appendix D

SECTION 6.07. Nonexclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by or granted pursuant to this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate, any agreement, vote of Stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 6.01 and 6.02 of this Article VI shall be made to the fullest extent permitted by applicable law. The provisions of this Article VI shall not be deemed to preclude the indemnification of any person who is not specified in Section 6.01 or 6.02 of this Article VI but whom the Corporation has the power or obligation to indemnify under the provisions of the DGCL or otherwise. The Corporation’s obligation, if any, to indemnify any person that was or is serving at the request of the Corporation as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, as applicable.

SECTION 6.08. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VI.

SECTION 6.09. Certain Definitions. For purposes of this Article VI, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article VI with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VI, references to “fines” shall include any excise taxes assessed on a person with respect of any employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VI.

Appendix D

SECTION 6.10. Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

SECTION 6.11. Limitation on Indemnification. Notwithstanding anything contained in this Article VI to the contrary, except for proceedings to enforce rights to indemnification under this Article VI (which shall be governed by Section 6.05 of this Article VI), the Corporation shall not be obligated under this Article VI to indemnify any director, officer, employee or agent in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized by the Board.

SECTION 6.12. Contract Rights. The obligations of the Corporation under this Article VI to indemnify a person who is or was a director, officer, employee or agent of the Corporation, including the duty to advance expenses, shall be considered a contract between the Corporation and such person, and no modification or repeal of any provision of this Article VI shall affect, to the detriment of such person, such obligations of the Corporation in connection with a claim based on any act or failure to act occurring before such modification or repeal.

ARTICLE VII

Miscellaneous

SECTION 7.01. Seal. The Board shall provide a suitable corporate seal, which shall bear, but not be limited to, the full name of the Corporation and shall be in the charge of the Secretary. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

SECTION 7.02. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution by the Board and if not so fixed by the Board the fiscal year shall be the calendar year. Until altered by the Board, the Corporation’s fiscal year shall begin on October 1 of each year, and shall end on September 30 of each year.

SECTION 7.03. Waiver of Notice. Whenever any notice whatsoever is required to be given by these Bylaws, by the Certificate or by law, the person entitled thereto may, either before or after the meeting or other matter in respect of which such notice is to be given, waive such notice in writing or as otherwise permitted by law, which shall be filed with or entered upon the records of the meeting or the records kept with respect to such other matter, as the case may be, and in such event such notice need not be given to such person and such waiver shall be deemed equivalent to such notice.

Appendix D

SECTION 7.04. Amendments. These Bylaws may be altered, amended or repealed, in whole or in part, and new Bylaws may be adopted as provided for in the Certificate. In the event no such provisions exist in the Certificate, these Bylaws may be altered, amended or repealed, in whole or in part, and new Bylaws may be adopted by the vote of holders of not less than 66 2/3% in voting power of the then-outstanding shares of stock entitled to vote generally in the election of directors (considered for this purpose as one class). The provisions of this Section 7.04 are subject to any contrary provisions and any provisions requiring a greater vote that are set forth in the Certificate or these Bylaws.

SECTION 7.05. Execution of Documents. The Board shall designate the officers, employees and agents of the Corporation who shall have power to execute and deliver deeds, contracts, mortgages, bonds, debentures, notes, checks, drafts and other orders for the payment of money and other documents for and in the name of the Corporation and may authorize (including authority to redelegate) by written instrument to other officers, employees or agents of the Corporation. Such delegation may be by resolution or otherwise and the authority granted shall be general or confined to specific matters, all as the Board or any such committee may determine. In the absence of such designation referred to in the first sentence of this Section 7.05, the officers of the Corporation shall have such power so referred to, to the extent incident to the normal performance of their duties.

SECTION 7.06. Checks. All checks, drafts and other orders for the payment of money out of the funds of the Corporation, and all notes or other evidences of indebtedness of the Corporation, shall be signed on behalf of the Corporation in such manner as shall from time to time be determined by resolution of the Board or of any committee thereof or by any officer of the Corporation to whom power in respect of financial operations shall have been delegated by the Board or any such committee thereof or as set forth in these Bylaws.

SECTION 7.07. Proxies in Respect of Stock or Other Securities of Other Corporations. The Board shall designate the officers of the Corporation who shall have authority from time to time to appoint an agent or agents of the Corporation to exercise in the name and on behalf of the Corporation the powers and rights which the Corporation may have as the holder of stock or other securities in any other corporation or other entity, and to vote or consent in respect of such stock or securities; such designated officers may instruct the person or persons so appointed as to the manner of exercising such powers and rights; and such designated officers may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, such written proxies, powers of attorney or other instruments as they may deem necessary or proper in order that the Corporation may exercise its said powers and rights.

SECTION 7.08. Dividends. Dividends upon the capital stock of the Corporation, subject to the requirements of the DGCL and the Certificate, if any, may be declared by the Board at any regular or special meeting of the Board (or any action by written consent in lieu thereof in accordance with these Bylaws), and may be paid in cash, in property or in shares of the Corporation’s capital stock. Before any payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board may modify or abolish any such reserve.

SECTION 7.09. Subject to Law and Restated Certificate of Incorporation. All powers, duties and responsibilities provided for in these Bylaws, whether or not explicitly so qualified, are qualified by the provisions of the Certificate and applicable law.

Appendix D

SECTION 7.10. Time Periods. In applying any provision of these Bylaws which require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

SECTION 7.11 Reliance Upon Books, Reports and Records. Each director, each member of any committee designated by the Board, and each officer of the Corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees, or committees designated by the Board, or by any other person as to the matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Appendix E

CERTIFICATE OF FORMATION
OF
NATURAL GROCERS BY VITAMIN COTTAGE, INC.

Natural Grocers by Vitamin Cottage, Inc., a corporation existing under the laws of the State of Texas (hereinafter called the “Corporation”), hereby certifies as follows:

1.    Natural Grocers by Vitamin Cottage, Inc., a Delaware corporation (the “Delaware Corporation”), was originally formed as a corporation under the laws of the State of Delaware on April 9, 2012.

2.    The Delaware Corporation was converted into a corporation incorporated under the laws of the State of Texas under the name “Natural Grocers by Vitamin Cottage, Inc.” on [●], 2026, pursuant to a plan of conversion under which the Delaware Corporation converted to the Corporation.

ARTICLE I

The name of the Corporation is Natural Grocers by Vitamin Cottage, Inc. The Corporation is a for-profit corporation.

ARTICLE II

The address of the initial registered office of the Corporation in the State of Texas is 211 East 7th Street, Suite 620, Austin, TX 78701-3218. The name of the Corporation’s initial registered agent at such address is Corporation Service Company d/b/a CSC-Lawyers Incorporating Service Company. The initial mailing address of the Corporation is 3609 S. Wadsworth Blvd., 5th Floor, Lakewood, CO, 80235.

ARTICLE III

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Texas Business Organizations Code, as amended (the “TBOC”).

ARTICLE IV

(a)    The total number of shares of stock which the Corporation shall have authority to issue is 60,000,000 shares of stock, classified as (i) 10,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”), and (ii) 50,000,000 shares of common stock, par value $0.001 per share (“Common Stock”).

(b)    Provisions Relating to the Preferred Stock.

(i)    The Preferred Stock may be issued from time to time in one or more series, the shares of each series to have such designations and powers, preferences, and rights, and qualifications, limitations, and restrictions thereof, as are stated and expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the board of directors of the Corporation (the “Board of Directors”) as hereafter prescribed (a “Preferred Stock Designation”).

Appendix E

(ii)    Authority is hereby expressly granted to and vested in the Board of Directors to authorize the issuance of the Preferred Stock from time to time in one or more series, and with respect to each series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the designation and the powers, preferences, rights, qualifications, limitations and restrictions relating to each series of the Preferred Stock, including, but not limited to, the following:

(1)    whether or not the series is to have voting rights, full, special or limited, or is to be without voting rights, and whether or not such series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

(2)    the number of shares to constitute the series and the designations thereof;

(3)    the preferences, and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any series;

(4)    whether or not the shares of any series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities or other property), and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

(5)    whether or not the shares of a series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof, and the terms and provisions relative to the operation thereof;

(6)    the dividend rate, if any, whether dividends are payable in cash, stock of the Corporation or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

(7)    the preferences, if any, and the amounts thereof which the holders of any series thereof shall be entitled to receive upon the voluntary or involuntary liquidation, dissolution or winding up of, or upon any distribution of the assets of, the Corporation;

Appendix E

(8)    whether or not the shares of any series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities or other property of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

(9)    such other powers, preferences, rights, qualifications, limitations and restrictions with respect to any series as may to the Board of Directors seem advisable.

(iii)    The shares of each series of the Preferred Stock may vary from the shares of any other series thereof in any or all of the foregoing respects. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing series by a resolution adding to such series authorized and unissued shares of the Preferred Stock not designated for any other series. The Board of Directors may decrease the number of shares of the Preferred Stock designated for any existing series by a resolution subtracting from such series authorized and unissued shares of the Preferred Stock designated for such existing series, and the shares so subtracted shall become authorized, unissued, and undesignated shares of the Preferred Stock.

(c)    Provisions Relating to Common Stock.

(i)    Each share of Common Stock of the Corporation shall have identical rights and privileges in every respect. Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Except as may otherwise be provided in this Certificate of Formation, in a Preferred Stock Designation or by applicable law, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the shareholders, the holders of shares of Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and the holders of Preferred Stock shall not be entitled to vote at or receive notice of any meeting of shareholders.

(ii)    Each holder of Common Stock shall be entitled to notice of any shareholders’ meeting in accordance with the bylaws of the Corporation (as in effect at the time in question) and applicable law on all matters put to a vote of the shareholders of the Corporation.

(d)    General.

(i)    Subject to the other provisions of this Certificate of Formation and any then-existing Preferred Stock Designation, the Corporation may issue shares of its Preferred Stock and Common Stock from time to time for such consideration (not less than the par value thereof) as may be fixed by the Board of Directors, which is expressly authorized to fix the same in its absolute and uncontrolled discretion subject to the foregoing conditions. Shares so issued for which the consideration shall have been paid or delivered to the Corporation shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares.

Appendix E

(ii)    The Corporation shall have authority to create and issue rights and options entitling their holders to purchase shares of the Corporation’s stock of any class or series or other securities of the Corporation, and such rights and options shall be evidenced by instrument(s) approved by the Board of Directors. The Board of Directors shall be empowered to set the exercise price, duration, times for exercise, and other terms of such options or rights; provided, however, that the consideration to be received for any shares of stock subject thereto shall not be less than the par value thereof.

(iii)    The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

(iv)    Notwithstanding the foregoing, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Formation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Formation (including any Preferred Stock Designation) or pursuant to the TBOC.

(v)    Subject to the prior rights and preferences, if any, applicable to shares of the Preferred Stock or any series thereof, the holders of shares of Common Stock shall be entitled to receive ratably in proportion to the number of shares of Common Stock held by them such dividends and distributions (payable in cash, stock or otherwise), if any, as may be declared thereon by the Board of Directors at any time and from time to time out of any funds of the Corporation legally available therefor.

(vi)    In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock or any series thereof, the holders of shares of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its shareholders, ratably in proportion to the number of shares of Common Stock held by them. A liquidation, dissolution or winding-up of the Corporation, as such terms are used in this paragraph, shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or other entity or a sale, lease, exchange or conveyance of all or a part of the assets of the Corporation.

Appendix E

(vii)    The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of the Corporation entitled to vote thereon irrespective of any provisions of the TBOC to the contrary, and no vote of the holders of either the Common Stock or the Preferred Stock voting separately as a class shall be required therefor.

ARTICLE V

The Corporation affirmatively elects to be governed by Section 21.419 of the TBOC and any successor provision thereto. During any time that the Corporation has its Common Stock listed on a national securities exchange (as defined in Section 1.002(55-a) of the TBOC) or has 500 or more shareholders, the required ownership threshold for purposes of Section 21.552(a)(3) of the TBOC and any successor provision thereto shall be three percent (3%) of the outstanding shares of the Corporation.

ARTICLE VI

(a)    The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of directors constituting the initial Board of Directors after the Corporation was converted into a corporation under the laws of the State of Texas is seven (7). The number of directors of the Corporation may be increased or decreased as specified in, or determined in the manner provided in, the bylaws of the Corporation (the “Bylaws”). If the number of directors is changed, any increase or decrease shall be so apportioned by the Board of Directors among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. Unless and except to the extent that the Bylaws so provide, the election of directors need not be by written ballot.

(b)    The directors, other than those who may be elected by the holders of any series of Preferred Stock specified in the related Preferred Stock Designation, shall be divided, with respect to the time for which they severally hold office, into three classes, designated Class I, Class II and Class III, as nearly equal in number as is reasonably possible. The current term of office of Class III shall expire at the annual meeting of shareholders to be held in 2027, the current term of office of Class I shall expire at the annual meeting of shareholders to be held in 2028 and the current term of office of Class II shall expire at the annual meeting of shareholders to be held in 2029, with each director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of shareholders, (i) directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified, and (ii) if authorized by a resolution of the Board of Directors, directors may be elected to fill any vacancy on the Board of Directors, regardless of how such vacancy shall have been created.

Appendix E

(c)    Except as otherwise provided for or fixed by or pursuant to the provisions of Article IV of this Certificate of Formation relating to the rights of the holders of any series of Preferred Stock (including any Preferred Stock Designation), newly created directorships resulting from any increase in the number of directors and vacancies on the Board of Directors resulting from death, resignation, removal or other cause shall only be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director elected in accordance with the preceding sentence of this Subsection (c) of this Article VI shall hold office for a term that shall coincide with the remaining term of the class such director is elected to and until such director’s successor shall have been duly elected and qualified.

(d)    Any director or the entire Board of Directors may only be removed for cause, such removal to require the affirmative vote of shares representing at least a majority of the votes entitled to be cast by the then outstanding shares of all classes and series of stock of the Corporation entitled generally to vote on the election of the directors of the Corporation. Unless the Board of Directors has made a determination that removal of a director is in the best interests of the Corporation (in which case “cause” for removal of such director shall be deemed to exist and the following definition shall not apply), “cause” for removal of a director shall be deemed to exist only if (a) the director whose removal is proposed has been convicted of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal; (b) such director has been found by the affirmative vote of a majority of the directors then in office at any regular or special meeting of the Board of Directors called for that purpose, or by a court of competent jurisdiction, to have been guilty of willful misconduct in the performance of such director’s duties to the Corporation in a matter of substantial importance to the Corporation; or (c) such director has been adjudicated by a court of competent jurisdiction to be mentally incompetent, which mental incompetency directly affects such director’s ability to perform his or her obligations as a director of the Corporation. Notwithstanding the foregoing, whenever holders of outstanding shares of one or more series of Preferred Stock voting separately are entitled to elect one or more directors of the Corporation pursuant to the provisions of this Certificate of Formation (including any Preferred Stock Designation), any such director of the Corporation so elected may be removed only by the holders of shares of the series (or group of series) of Preferred Stock entitled to elect such director, voting separately as a series (or group of series) in accordance with this Certificate of Formation (including any Preferred Stock Designation), and not by the holders of any other class or series of stock of the Corporation.

(e)    There shall be no limitation on the qualifications of any person to be a director or on the ability of any director to vote on any matter brought before the Board of Directors, except (a) as required by applicable law or (b) as set forth in this Certificate of Formation.

Appendix E

(f)    The Board of Directors is expressly authorized and empowered to alter, amend and repeal the Bylaws or adopt new Bylaws. Prior to the Governance Transition Date (as defined below), the shareholders may, by the affirmative vote of the holders of not less than a majority of the outstanding shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, make additional Bylaws and alter, amend and repeal any Bylaws, whether such Bylaws were originally adopted by the shareholders or otherwise. From and after the Governance Transition Date, any such action by the shareholders shall require the affirmative vote of the holders of not less than sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

(g)    The names, classes and addresses of the directors constituting the initial Board of Directors after the Corporation was converted into a corporation under the laws of the State of Texas are as follows:

Name (Director Class)		Address
1.	Elizabeth Isely (Class I)	3609 S. Wadsworth Blvd., 5th Floor, Lakewood, CO 80235 8008080235
2.	Zephyr Isely (Class I)	3609 S. Wadsworth Blvd., 5th Floor, Lakewood, CO 80235 8008080235
3.	David Rooney (Class II)	3609 S. Wadsworth Blvd., 5th Floor, Lakewood, CO 80235 8008080235
4.	Sandra Buffa (Class II)	3609 S. Wadsworth Blvd., 5th Floor, Lakewood, CO 80235 8008080235
5.	Heather Isely (Class III)	3609 S. Wadsworth Blvd., 5th Floor, Lakewood, CO 80235 8008080235
6.	Kemper Isely (Class III)	3609 S. Wadsworth Blvd., 5th Floor, Lakewood, CO 80235 8008080235
7.	Edward Cerkovnik (Class III)	3609 S. Wadsworth Blvd., 5th Floor, Lakewood, CO 80235 8008080235

ARTICLE VII

The Corporation is to have perpetual existence.

ARTICLE VIII

(a)    Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of the Preferred Stock to call a special meeting of the holders of such series, special meetings of shareholders of the Corporation may be called only by the President, either Co-President, Chief Executive Officer, the Chairperson of the Board or the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies or the holders of not less than 50% (or, if different, the highest percentage of ownership that may be set under the TBOC) of the Corporation’s outstanding shares of stock entitled to vote at such special meeting.

(b)    Advance notice of shareholder nominations for the election of directors and of business to be brought by shareholders before any meeting of the shareholders of the Corporation shall be given in the manner provided in the Bylaws.

Appendix E

ARTICLE IX

(a)    To the fullest extent permitted by the TBOC, as it presently exists or may hereafter be amended from time to time, a director or officer of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for an act or omission by the director or officer in his or her capacity as a director or officer of the Corporation or for a breach of any duty as a director or officer of the Corporation. If the TBOC is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the TBOC, as so amended. Any repeal or amendment of this Subsection (a) of this Article IX by the shareholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate of Formation inconsistent with this Subsection (a) of this Article IX will, unless otherwise required by the TBOC, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the liability of directors or officers) and shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or amendment or adoption of such inconsistent provision with respect to acts or omissions occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(b)    To the fullest extent permitted by the TBOC, as the same now exists or may hereafter be amended from time to time, the Corporation is authorized to indemnify, and provide advancement of expenses to, its directors, officers, employees and agents (and any other persons to which the TBOC permits the Corporation to provide indemnification) through provisions in the Bylaws, agreements with such directors, officers, employees, agents or other persons, the vote of shareholders or disinterested directors or otherwise.

ARTICLE X

(a)    Any action required or permitted to be taken by the shareholders of the Corporation may be effected at a duly called annual or special meeting of the shareholders of the Corporation. Until such time (the “Governance Transition Date”) as the Stockholders Agreement (as defined below) is terminated pursuant to its terms or the Isely Family (as defined below) no longer beneficially owns shares of the Corporation’s common stock representing greater than 50% of the votes entitled to be cast by the then outstanding shares of all classes and series of stock of the Corporation entitled generally to vote for the election of directors, any action required or permitted to be taken by the shareholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be taken, are signed by the holders of outstanding stock having not less than the minimum number of votes necessary to authorize such action. Effective upon the Governance Transition Date, any action required or permitted to be taken by the shareholders of the Corporation may be taken by the shareholders of the Corporation without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be taken, are signed by all of the holders of outstanding stock entitled to vote on such action.

(b)    For purposes of this Article X:

Appendix E

(i)“    Stockholders Agreement” means the Stockholders Agreement, dated as of July 24, 2012, by, between and among Kemper Isely, Zephyr Isely, Heather C. Isely, Elizabeth Isely, Lark Isely, Lucas B. Isely, Charity Isely, Mariah C. Isely, and Guy D. Isely, the Corporation and each of the other parties thereto.

(ii)    The “Isely Family” means (i) Kemper Isely, Zephyr Isely, Heather C. Isely, Elizabeth Isely, LaRock Isely and Lark Isely, (ii) the existing and future lineal descendants, including adopted children, of Kemper Isely, Zephyr Isely, Heather C. Isely, Elizabeth Isely, LaRock Isely and Lark Isely; (iii) existing and future spouses of any Persons named in clauses (i) and (ii); (iv) any United States situs trusts for the current or future, direct or indirect, vested or contingent, benefit of any of the Persons named in clauses (i) through (iii); (v) a custodial or retirement account benefiting any of the Persons named in clauses (i) through (iii); (vi) any estate of any of the Persons named in clauses (i) through (iii); and (vii) any entity (or wholly owned subsidiary of such entity) in which all of the equity interests are owned by Persons, trusts, accounts or estates named in clauses (i) through (vi).

(iii)“    Person” means an individual, trust, estate, charitable organization, account (including, but not limited to, a brokerage, nominee, custodial or retirement account), company (including, but not limited to, a limited liability company, a general or limited partnership, or a corporation), unincorporated association, joint stock company, business trust, joint venture, and/or governmental authority.

ARTICLE XI

The Corporation expressly elects not to be governed by Subchapter M (Affiliated Business Combinations) of Chapter 21 of the TBOC, including Sections 21.601 through 21.610 thereof, and any successor provisions thereto.

ARTICLE XII

Any action which, under the provisions of the TBOC or any other applicable law, is required to be authorized or approved by the holders of any specified fraction which is in excess of one-half (but less than the whole) or any specified percentage which is in excess of fifty percent (50%) (but less than one hundred percent (100%)) of the outstanding shares (or of any class or series thereof) of the Corporation entitled to vote on such action shall, notwithstanding any such provision, be deemed effectively and properly authorized or approved if authorized or approved by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon (or, if the holders of any class or series of the Corporation’s shares shall be entitled by the TBOC to vote thereon separately as a class or series, by the affirmative vote of the holders of a majority of the outstanding shares of each such class or series), except as otherwise expressly provided in this Certificate of Formation.

ARTICLE XIII

If any provision of this Certificate of Formation is held to be invalid, illegal, or unenforceable, such provision shall be enforced to the maximum extent possible consistent with such holding, and the remaining provisions of this Certificate of Formation (including all portions of any section that contains such invalid, illegal, or unenforceable provision but are not themselves invalid, illegal, or unenforceable) shall remain in full force and effect.

Appendix E

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized representative as of this [●] th day of [●], 2026.

By: _______________________
Name: [●]
Title: [●]

Appendix F

BYLAWS

OF

NATURAL GROCERS BY VITAMIN COTTAGE, INC.

ARTICLE I

OFFICES

Section 1.     The registered office of Natural Grocers by Vitamin Cottage, Inc. (the “Corporation”) shall be set forth in the certificate of formation of the Corporation (the “Certificate of Formation”).

Section 2.     The Corporation may also have offices at such other places both within and without the State of Texas as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF SHAREHOLDERS

Section 1.     All meetings of the shareholders of the Corporation shall be held at such place as may be fixed from time to time by the Board of Directors, or at such other place either within or without the State of Texas as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. The Board of Directors may, in its discretion, determine that the meeting may be held solely by means of remote communication. If authorized by the Board of Directors, and subject to any guidelines and procedures adopted by the Board of Directors, shareholders not physically present at a shareholders’ meeting may participate in the meeting by means of remote communication and may be considered present in person and may vote at the meeting, whether held at a designated place or solely by means of remote communication, subject to the conditions imposed by applicable law. If any meeting of shareholders is to be held solely or in part by means of remote communication, the notice of such meeting shall include information describing how shareholders may access the list of shareholders entitled to vote at such meeting as required by the Texas Business Organizations Code (the “TBOC”).

Section 2.     Annual meetings of shareholders shall be held on such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meeting the shareholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

Section 3.     Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each shareholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

Appendix F

Section 4.     The officer who has charge of the stock ledger of the Corporation shall prepare, no later than the eleventh (11th) day before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each shareholder, the type of shares held by each shareholder, the number of shares held by each shareholder, and the number of votes that each shareholder is entitled to if the number of votes is different from the number of shares held. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, at the registered office or the principal executive office of the Corporation. The original share transfer records shall be prima facie evidence of the shareholders entitled to examine the list and to vote at any meeting of shareholders.

Section 5.     Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Formation, and subject to the rights of the holders of any series of preferred stock of the Corporation (the “Preferred Stock”), may be called only by the President, either Co-President, Chief Executive Officer, the Chairperson of the Board or the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies or the holders of not less than 50% (or, if different, the highest percentage of ownership that may be set under the TBOC) of the Corporation’s outstanding shares of stock entitled to vote at such special meeting. The Board of Directors may postpone, reschedule or cancel any special meeting of the shareholders previously scheduled by the Board of Directors. Only business within the purpose or purposes described in the notice may be conducted at a special meeting of the shareholders.

Section 6.     Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the special meeting is called, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each shareholder entitled to vote at such meeting. Notwithstanding the foregoing, notice of a shareholder meeting regarding a fundamental business transaction (as defined in the TBOC) must (a) be given to each shareholder of the Corporation not later than twenty-one (21) days prior to the meeting, regardless of whether the shareholder is entitled to vote on the matter, and (b) state that the purpose, or one of the purposes, of the meeting is to consider a fundamental business transaction.

Section 7.

(a)     Business at Meetings of Shareholders.

(1)     The proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders only (i) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (ii) by or at the direction of the Board of Directors or (iii) by any shareholder of the Corporation who was a shareholder of record of the Corporation at the time the notice provided for in this Section 7 is delivered to the Secretary of the Corporation, who (A) is entitled to vote at the meeting (any shareholder satisfying the criteria described in (A), an “Eligible Shareholder”), and (B) complies with the notice procedures set forth in this Section 7.

Appendix F

(2)     For business to be properly brought before an annual meeting by an Eligible Shareholder pursuant to clause (iii) of paragraph (a)(1) of this Section 7, the Eligible Shareholder must have given timely notice thereof in writing to the Secretary of the Corporation and any such proposed business must constitute a proper matter for shareholder action. To be timely with respect to an annual meeting, an Eligible Shareholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the Eligible Shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. Notwithstanding the foregoing, the notice requirements in the immediately preceding sentence shall not apply to the Controlling Stockholders (as defined below) so long as Controlling Stockholders hold at least 25% of the outstanding shares of stock of the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of an Eligible Shareholder’s notice as described above. Such Eligible Shareholder’s notice shall set forth: (A) a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these bylaws of the Corporation (these “Bylaws”), the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such Eligible Shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (B) as to the Eligible Shareholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made (i) the name and address of such Eligible Shareholder, as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class and number of shares of stock of the Corporation which are owned beneficially and of record by such Eligible Shareholder and such beneficial owner, (iii) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and such shareholder (or a qualified representative of such shareholder) intends to appear in person at the meeting to propose such business or nomination, and (iv) a representation whether the Eligible Shareholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding stock required to approve or adopt the proposal and/or (y) otherwise to solicit proxies from shareholders in support of such proposal.

Appendix F

(3)     Only persons who were nominated by the Board of Directors or nominated by shareholders in accordance with the procedures set forth in this paragraph (a)(3) of this Section 7 shall be eligible for election as directors at an annual meeting of shareholders. Nominations of persons for election to the Board of Directors may be made by or at the direction of the Board of Directors (or an authorized committee thereof) or by any shareholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedure set forth in paragraph (a)(3) of this Section 7. Such nominations, other than those made by or at the direction of the Board of Directors (or an authorized committee thereof), shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely with respect to an annual meeting, a shareholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. Notwithstanding the foregoing, the notice requirements in the immediately preceding sentence shall not apply to the Controlling Stockholders so long as Controlling Stockholders hold at least 25% of the outstanding shares of stock of the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above. With respect to an annual or special meeting, such shareholder’s notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person and (iv) any other information relating to such person that is required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including without limitation such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the shareholder giving the notice, (i) the name and address, as they appear on the Corporation’s books, of such shareholder, (ii) the class and number of shares of the Corporation which are beneficially owned by such shareholder and (iii) a statement confirming whether such shareholder intends to solicit proxies or votes in support of such director nominee in accordance with Rule 14a-19 under the Exchange Act, including but not limited to delivering a proxy statement and form of proxy and soliciting at least the percentage of the voting power of all of the shares of the stock of the Corporation required under applicable law to elect the nominee. Any person nominated by the Board of Directors (or an authorized committee thereof) for election as a director shall, at the request of the Board of Directors (or such authorized committee), furnish to the Secretary of the Corporation that information required to be set forth in a shareholder’s notice of nomination which pertains to the nominee. The chairperson of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Nomination by shareholders holding a particular class of stock may be made only for directors to be elected by such class.

Appendix F

(4)     Notwithstanding the foregoing provisions of this Section 7, unless otherwise required by law, no shareholder shall solicit proxies in support of director nominees other than the Corporation’s nominees unless such shareholder has complied with Rule 14a-19 promulgated under the Exchange Act in connection with the solicitation of such proxies. If (A) any shareholder provides notice pursuant to Rule 14a-19(b) under the Exchange Act and (B) such shareholder subsequently fails to comply with the requirements of Rule 14a-19(a)(2) or (3) under the Exchange Act (as determined by the Board of Directors or an officer designated thereby), then the Corporation shall disregard any proxies for any proposed nominees on the Corporation’s proxy card other than the Corporation’s nominees, notwithstanding that proxies in favor thereof may have been received by the Corporation. Upon request by the Corporation, if any shareholder provides notice pursuant to Rule 14a-19(b) under the Exchange Act, such shareholder shall deliver to the Secretary of the Corporation, no later than five (5) business days prior to the applicable meeting, reasonable evidence that the requirements of Rule 14a-19(a)(3) under the Exchange Act have been satisfied.

(b)     Special Meetings. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting in accordance with Section 6 of Article II. The shareholders requesting a special meeting must, concurrently with the request for a special meeting, provide in writing to the Secretary of the Corporation the same information set forth in Section 7(a) of Article II that is applicable to a shareholder proposal or nomination at an annual meeting of shareholders and otherwise comply with the TBOC, the Certificate of Formation, and the other provisions of these Bylaws, as determined by the Board of Directors. Any determination to be made by the Board of Directors under this Article II may be made by the Board of Directors, a committee of the Board of Directors, or any officer of the Corporation designated by the Board of Directors or a committee of the Board of Directors, and any such determination shall be final and binding on the Corporation, its shareholders, and any other applicable person so long as made in good faith (without any further requirements).

(c)     General.

(1)     Only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 7. Except as otherwise provided by the TBOC, the chairperson of the meeting shall have the power and duty (i) to determine whether any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 7 (including whether the shareholder or beneficial owner, if any, on whose behalf the proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such shareholder’s proposal in compliance with such shareholder’s representation as required by clause (iv) of paragraph (a)(2)(B) of this Section 7) and (ii) if any proposed business was not made or proposed in compliance with this Section 7, to declare that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 7, if the shareholder (or a qualified representative of the shareholder) does not appear at the annual or special meeting of shareholders of the Corporation to present such proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

Appendix F

(2)     For purposes of this Section 7, “public announcement” shall include disclosure in a press release reported by the Dow Jones Newswires, the Associated Press or any other comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act or in a document sent to the shareholders of the Company.

(3)     Notwithstanding the foregoing provisions of this Section 7, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 7. Nothing in this Section 7 shall be deemed to affect any rights of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Formation.

Section 8.     Unless otherwise determined by the Board of Directors, the Chairperson of the Board of Directors shall act as chairperson of any meetings of shareholders. Only the Board of Directors may determine who shall act as chairperson of any meeting of shareholders. The Secretary of the Corporation shall act as secretary of the meeting. If the Secretary of the Corporation is not present, the chairperson of the meeting shall appoint a secretary of the meeting. The Board of Directors may adopt such rules and regulations for the conduct of the meeting of shareholders as it shall deem appropriate. Unless otherwise determined by the Board of Directors prior to the meeting, the chairperson of the meeting shall determine the order of business and shall have the authority in his discretion to regulate the conduct of any such meeting, including, without limitation, (a) convening the meeting, concluding the meeting and rescheduling, recessing or adjourning the meeting, regardless of whether a quorum is present, to a later date and time and at a place, if any, announced at the meeting, (b) announcing the date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote, (c) imposing restrictions on the persons (other than shareholders of record of the Corporation or their duly appointed proxies) who may attend any such meeting, (d) establishing procedures for the dismissal of business not properly presented, (e) maintaining order at the meeting and safety of those present, (f) restricting entry to the meeting after the time fixed for commencement, (g) limiting the circumstances in which any person may make a statement or ask questions, and the time allotted thereto, at any meeting of shareholders, (h) removing any shareholder or any other individual who refuses to comply with meeting rules, regulations or procedures, (i) restricting the use of audio and video recording devices, cell phones and other electronic devices, (j) establishing rules, regulations or procedures for compliance with any state or local laws or regulations, including those concerning safety, health and security, and (k) implementing procedures (if any) requiring attendees to provide the Corporation advance notice of their intent to attend the meeting.

Appendix F

Section 9.     The holders of a majority of stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by statute or by the Certificate of Formation. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. Once a quorum is present at a meeting of shareholders, the shareholders present may continue to transact business until adjournment, and the subsequent withdrawal of any shareholder from the meeting or the refusal of any shareholder present in person or by proxy to vote shall not negate the presence of a quorum.

Section 10.     Except as otherwise provided by the TBOC, the Certificate of Formation or these Bylaws, in all matters other than the election of directors, the affirmative vote of the holders of a majority of the shares of stock of the Corporation entitled to vote on, and who voted for or against, such matter at a meeting of shareholders at which a quorum is present shall be the act of the shareholders.

Section 11.     Except as otherwise provided in the Certificate of Formation (including any Preferred Stock Designation (as defined in the Certificate of Formation) relating to any series of Preferred Stock), each shareholder shall at every meeting of the shareholders be entitled to one vote in person or by proxy for each share of stock of the Corporation having voting power held by such shareholder. No proxy shall be voted on after eleven (11) months from its date, unless the proxy provides for a longer period.

Section 12.     The Corporation may, and to the extent required by the TBOC, shall, in advance of any meeting of shareholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of shareholders, the person presiding at the meeting may, and to the extent required by the TBOC, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairperson of the meeting.

Section 13.     Shareholders may act by written consent solely to the extent provided in the Certificate of Formation.

Appendix F

ARTICLE III

DIRECTORS

Section 1.     Except as otherwise provided for or fixed by or pursuant to the provisions of the Certificate of Formation (including any Preferred Stock Designation) relating to the rights of the holders of any series of Preferred Stock, (a) prior to the earlier of (i) ten (10) business days following the date on which the Controlling Stockholders (as defined below) no longer beneficially own shares of the Corporation’s stock representing greater than 50% of the votes entitled to be cast by the then outstanding shares of all classes and series of stock of the Corporation entitled generally to vote for the election of directors and (ii) the business day following public announcement by the Corporation that the Controlling Stockholders holding at least 85% of the Corporation’s shares of stock held by all Controlling Stockholders have made an election that a “Trigger Date” has occurred (the earlier of (i) and (ii), the “Board Transition Date”), the number of directors which shall constitute the whole Board of Directors shall be no less than one and no more than nine; provided that the Board of Directors may, pursuant to a resolution adopted by a majority of the Board of Directors, fix a greater number of directors with the approval of the Controlling Stockholders holding a majority of the Corporation’s shares of stock held by all Controlling Stockholders, and (b) on and after the Board Transition Date, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the Board of Directors. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. The directors shall be designated as Class I, Class II or Class III (in each case, as defined in the Certificate of Formation) in accordance with the Certificate of Formation. The election and term of directors shall be as set forth in the Certificate of Formation.

“Controlling Stockholders” means (i) the members of the Isely Family and (ii) any person who, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, any member of the Isely Family  (the term “control” for these purposes meaning the ability, whether by ownership of shares or other equity interests, by contract or otherwise, to elect a majority of the directors of a corporation, to act as or select the managing or general partner of a partnership, manager or managing member of a limited liability company, or otherwise to select, or have the power to remove and then select, a majority of those persons exercising governing authority over a person). “Isely Family” means (i) Kemper Isely, Zephyr Isely, Heather C. Isely, Elizabeth Isely, LaRock Isely and Lark Isely; (ii) the existing and future lineal descendants, including adopted children, of Kemper Isely, Zephyr Isely, Heather C. Isely, Elizabeth Isely, LaRock Isely and Lark Isely; (iii) existing and future spouses of any persons named in clauses (i) and (ii); (iv) any United States situs trusts for the current or future, direct or indirect, vested or contingent, benefit of any of the persons named in clauses (i) through (iii); (v) a custodial or retirement account benefiting any of the persons named in clauses (i) through (iii); (vi) any estate of any of the persons named in clauses (i) through (iii); and (vii) any entity (or wholly owned subsidiary of such entity) in which all of the equity interests are owned by persons, trusts, accounts or estates named in clauses (i) through (vi).

Section 2.     The directors, other than those who may be elected by the holders of any series of Preferred Stock (including any Preferred Stock Designation relating to such series of Preferred Stock), shall be elected by the shareholders entitled to vote thereon at each annual meeting of the shareholders by a plurality of the votes cast thereon.

Section 3.     Except as otherwise provided by the TBOC and subject to the rights of the holders of any series of Preferred Stock, newly created directorships resulting from any increase in the number of directors and vacancies on the Board of Directors resulting from death, resignation, removal or other cause shall only be filled by the Board of Directors by the affirmative vote of a majority of the remaining directors then in office or by a sole remaining director, even though less than a quorum of the Board of Directors; provided, however, that if authorized by a resolution of the Board of Directors, any such vacancy may instead be filled by election at a meeting of shareholders. Any director elected in accordance with the preceding sentence of this Section 3 shall hold office for a term that shall coincide with the remaining term of the class to which such director is elected and until such director’s successor shall have been duly elected and qualified.

Appendix F

Section 4.     Any director may be removed from office in the manner provided by the Certificate of Formation.

INDEMNIFICATION

Section 5.

(a)     Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter, a “proceeding”), by reason of the fact that such person is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, agent or other representative (as defined in the TBOC) of another corporation or of a partnership, joint venture, trust or other enterprise or organization, including service with respect to an employee benefit plan (hereinafter, an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director or officer of the Corporation or in any other capacity while serving as a director or officer of the Corporation, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the TBOC, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expenses, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director or officer of the Corporation and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that, except as provided in paragraph (c) of this Section 5 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

(b)     The rights to indemnification conferred in paragraph (a) of this Section 5 shall be a contract right (meaning no modification or repeal of any provision of this Section 5 shall affect, to the detriment of such person, such obligations of the Corporation in connection with a claim based on any act or failure to act occurring before such modification or repeal) and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter, an “advancement of expenses”); provided, however, that, if the TBOC requires, an advancement of expenses incurred by an indemnitee shall be made only after delivery to the Corporation of (1) a written affirmation by the indemnitee of the indemnitee’s good faith belief that the indemnitee has met the standard of conduct necessary for indemnification under the TBOC and (2) a written undertaking (hereinafter, an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial determination from which there is no further right to appeal (hereinafter, a “final adjudication”) or otherwise in accordance with the TBOC that such indemnitee has not met that standard necessary for indemnification under the TBOC or that indemnification is prohibited by the TBOC.

Appendix F

(c)     If a claim under paragraph (a) or (b) of this Section 5 is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by an indemnitee to enforce a right to an advancement of expenses), it shall be a defense that the indemnitee has not met any applicable standard for indemnification set forth in the TBOC. In any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the indemnitee has not met any applicable standard for indemnification set forth in the TBOC. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the TBOC, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its shareholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, shall be a defense to such suit. In any suit brought by the indemnitee to enforce a right of indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not to be indemnified, or to such advancement of expenses, under this Section 5 or otherwise shall be on the Corporation.

(d)     The rights to indemnification and to the advancement of expenses conferred in this Section 5 shall not be exclusive of any other right which any person may have or hereafter acquired under the Corporation’s Certificate of Formation or any statute, agreement, vote of shareholders or disinterested directors or otherwise.

(e)     The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or any corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the TBOC.

Appendix F

(f)     The Corporation may, to the extent authorized from time to time by the Board of Directors, the Chief Executive Officer, the President, either Co-President or the General Counsel, grant rights to indemnification and rights to advancement of expenses to any current or former employee or agent of the Corporation with the same or lesser scope and effect as the foregoing indemnification of, and advancement of expenses to, current and former directors and officers of the Corporation.

(g)     For purposes of this Section 5, references to the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Section 5 with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Section 5, references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Section 5.

(h)     The Corporation’s obligation, if any, to indemnify any person that was or is serving at the request of the Corporation as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, as applicable.

MEETINGS OF THE BOARD OF DIRECTORS

Section 6.     The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Texas.

Section 7.     The first meeting of each newly elected Board of Directors shall be held as soon as is practicable after each annual election of directors at the same place at which regular meetings of the Board of Directors are held, and no notice of such meeting shall be necessary to the newly elected directors in order to legally constitute the meeting; provided, that a quorum shall be present. Such meeting, however, may be held at such time and other place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

Appendix F

Section 8.     Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

Section 9.     Special meetings of the Board of Directors may be called by the Chairperson of the Board of Directors, the President, either Co-President, or the Secretary on two days’ notice to each director, either personally or by mail or, if the director has consented, by electronic transmission. Special meetings shall be called by the Chairperson of the Board of Directors, the President, either Co-President, or the Secretary in like manner and on like notice on the written request of a majority of the directors.

Section 10.     Except as otherwise provided by law, the Certificate of Formation or these Bylaws, (i) a majority of the Whole Board (as defined below) shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and (ii) the vote of a majority of the directors present at any meeting at which a quorum is present and voting on the relevant matter shall be the act of the Board of Directors. The chairperson of the meeting may adjourn the meeting to another time and place whether or not a quorum is present. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. The term “Whole Board” shall mean the total number of authorized directors, whether or not there exist any vacancies or unfilled previously authorized directorships.

Section 11.     Unless otherwise restricted by the Certificate of Formation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing. After an action is taken, the writing or writings shall be filed with the minutes of proceedings of the Board of Directors or committee.

COMMITTEES OF DIRECTORS

Section 12.     The Board of Directors may, by resolution passed by a majority of the Whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Any such committee, to the extent provided in the resolution and subject to any limitation set forth in the TBOC, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

Section 13.     A majority of all of the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. The Board of Directors shall have power to change the members of any committee at any time, to fill vacancies, and to discharge any committee, either with or without cause, at any time.

Appendix F

COMPENSATION OF DIRECTORS

Section 14.     The Board of Directors shall have authority to fix the compensation of directors, including fees and reimbursement of expenses.

ARTICLE IV

NOTICES

Section 1.     Whenever, under the provisions of the TBOC or of the Certificate of Formation or of these Bylaws, notice is required to be given to any director or shareholder, it shall not be construed to mean personal notice, but such notice may be given by mail, addressed to such director or shareholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail, or by other means of written communication (including electronic transmission by the Corporation).

Section 2.     Whenever any notice is required to be given under the provisions of the TBOC or of the Certificate of Formation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE V

OFFICERS

Section 1.     The officers of the Corporation shall be appointed by the Board of Directors and shall consist of: a Chairperson of the Board, one or two Co-Presidents, one or more Executive Vice Presidents, a Chief Financial Officer, a Secretary, and a General Counsel. In addition, the Corporation may also have, at the discretion of the Board of Directors, a Vice Chairperson of the Board, a Chief Executive Officer, one or more additional Vice Presidents, a Treasurer, one or more Assistant Treasurers, one or more Assistant Secretaries and such other officers or agents with such titles and such duties as the Board of Directors may from time to time determine, each to have such authority, functions and duties as provided in these Bylaws or as the Board of Directors may from time to time determine, and each to hold office for such term as may be prescribed by the Board of Directors and until such person’s successor shall have been appointed and qualified, or until such person’s death or resignation, or until such person’s removal in the manner hereinafter provided. One person may hold the offices and perform the duties of any two or more officers. The Board of Directors may require any officer or agent to give security for the faithful performance of such person’s duties.

Section 2.     Any officer may be removed, either with or without cause, by the Board of Directors at any meeting thereof called for such purpose or, except in the case of any officer appointed by the Board of Directors, by any superior officer upon whom such power may be conferred by the Board of Directors.

Section 3.     Any officer may resign at any time by giving notice to the Board of Directors, either Co-President or the Secretary. Any such resignation shall take effect at the date of receipt of such notice or at any later date specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Appendix F

Section 4.     The officers of the Corporation shall hold office until their successors are appointed and qualified, or until their earlier death, resignation or removal. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

CHAIRPERSON OF THE BOARD

Section 5.     The Chairperson of the Board of Directors shall discharge those responsibilities as shall be determined by the Board of Directors, with the assistance of the officers reporting directly to the Chairperson of the Board of Directors. The Chairperson of the Board of Directors shall preside at meetings of the shareholders.

THE PRESIDENT OR CO-PRESIDENTS

Section 6.     The Corporation shall have the ability to appoint two Presidents. Each Co-President shall have general supervision and direction of the business, affairs and property of the Corporation, subject to control of the Board of Directors. The Co-Presidents shall have all authority incident to the office of a chief executive officer and a president, shall have such other authority and perform such other duties as may from time to time be assigned by the Board of Directors and shall report directly to the Board of Directors. In the absence of the Chairperson of the Board of Directors, one or both of the Co-Presidents shall preside at meetings of the shareholders or the Board of Directors. In the absence of the Chairperson of the Board of Directors and both of the Co-Presidents, the Board of Directors shall appoint a chairperson for such meeting.

EXECUTIVE VICE PRESIDENTS

Section 7.     Any Executive Vice President shall have such powers and duties with respect to material operations of the business and affairs of the Corporation as shall be prescribed by his or her superior officer or the Board of Directors and shall have overall supervision of such operations. An Executive Vice President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as he or she may agree with the Co-Presidents or as the Board of Directors may from time to time determine.

CHIEF FINANCIAL OFFICER

Section 8.     The Chief Financial Officer shall perform all the powers and duties of the office of the Chief Financial Officer and in general have overall supervision of the financial operations of the Corporation. The Chief Financial Officer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as he or she may agree with either Co-President or as the Board of Directors may from time to time determine.

Appendix F

VICE PRESIDENTS

Section 9.     Any Vice President, Executive Vice President or Senior Vice President (collectively referred to as “Vice Presidents”) shall have such powers and duties as shall be prescribed by his or her superior officer or the Board of Directors. A Vice President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as he or she may agree with either Co-President or as the Board of Directors may from time to time determine. A Vice President need not be an officer of the Corporation and shall not be deemed an officer of the Corporation unless appointed as an officer by the Board of Directors.

SECRETARY AND ASSISTANT SECRETARIES

Section 10.     It shall be the duty of the Secretary to act as secretary at all meetings of the Board of Directors, of the committees of the Board of Directors and of the shareholders and to record the proceedings of such meetings in a book or books to be kept for that purpose; the Secretary shall see that all notices required to be given by the Corporation are duly given and served; if the Corporation has adopted a corporate seal, the Secretary shall be custodian of such seal and shall affix it or cause it to be affixed to all certificates of stock of the Corporation and to all documents the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws; the Secretary shall have charge of the books, records and papers of the Corporation and shall see that the reports, statements and other documents required by law to be kept and filed are properly kept and filed; and in general shall perform all of the duties incident to the office of Secretary. The Secretary shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as he or she may agree with either Co-President or as the Board of Directors may from time to time determine.

Section 11.     Any Assistant Secretaries shall perform such duties as shall be assigned to them by the Board of Directors, by the Secretary, or by either Co-President.

THE TREASURER AND ASSISTANT TREASURERS

Section 12.     The Treasurer shall supervise and be responsible for all the funds and securities of the Corporation; the deposit of all moneys and other valuables to the credit of the Corporation in depositories of the Corporation; borrowings and compliance with the provisions of all indentures, agreements and instruments governing such borrowings to which the Corporation is a party; the disbursement of funds of the Corporation and the investment of its funds; and in general shall perform all of the duties incident to the office of the Treasurer. The Treasurer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as he or she may agree with either Co-President or as the Board of Directors may from time to time determine.

Section 13.     Any Assistant Treasurers shall perform such duties as shall be assigned to them by the Board of Directors, by the Treasurer, or by either Co-President.

Appendix F

GENERAL COUNSEL

Section 14.     The General Counsel shall perform all the powers and duties of the office of the General Counsel and in general have overall supervision of the legal affairs of the Corporation. The General Counsel shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as he or she may agree with either Co-President or as the Board of Directors may from time to time determine.

ARTICLE VI

STOCK

Section 1.

(a)     The shares of stock of the Corporation shall be either certificated or uncertificated, as determined by the Board of Directors. Each such share of stock may be issued in a book-entry form and otherwise eligible for registration under a direct registration system. The stock ledger and blank share certificates shall be kept by the Secretary or by a transfer agent or by a registrar or by any other officer or agent designated by the Board of Directors.

(b)     Every holder of duly issued certificated shares of stock in the Corporation shall be entitled to have a certificate, signed by, or in the name of the Corporation by, the Chief Executive Officer or a Co-President, the Chief Financial Officer or a Vice President, and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by the holder in the Corporation. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, each certificate representing a class or series of stock that is issued by the Corporation must conspicuously state on the front or back of the certificate the designations, preferences, limitations and relative rights of such class or series of stock, to the extent they have been determined, and the authority of the governing authority to make those determinations as to subsequent series, provided that, except as otherwise provided in the TBOC, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue a statement that the information regarding the designations, preferences, limitations and relative rights of such class or series of stock, to the extent they have been determined, and the authority of the governing authority to make those determinations as to subsequent series, is stated in the Corporation’s governing documents and that the Corporation, on written request to the Corporation’s registered office or principal executive office, will provide a free copy of such information to the record holder of the certificate.

Section 2.     If a certificate is countersigned (1) by a transfer agent other than the Corporation or its employee, or (2) by a registrar other than the Corporation or its employee, any other signature on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Appendix F

LOST CERTIFICATES

Section 3.     The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 4.     Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation upon authorization by the registered holder thereof, or by such holder’s attorney thereunto authorized by a power of attorney duly executed and filed with the Secretary of the Corporation or a transfer agent for such stock, if any, and if such shares are represented by a certificate, upon surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power (or by proper evidence of succession, assignment or authority to transfer) and the payment of any taxes thereon; provided, however, that the Corporation shall be entitled to recognize and enforce any lawful restriction on transfer. The person in whose name shares are registered on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation; provided, however, that whenever any transfer of shares shall be made for collateral security and not absolutely, and written notice thereof shall be given to the Secretary or to such transfer agent, such fact shall be stated in the entry of the transfer. No transfer of shares shall be valid as against the Corporation, its shareholders or creditors for any purpose, except to render the transferee liable for the debts of the Corporation to the extent provided by law, until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

FIXING RECORD DATE

Section 5.     In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 6.     Subject to Section 13 of Article II of these Bylaws, in order that the Corporation may determine the shareholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation at its registered office or principal executive offices, or to the Secretary of the Corporation or any other officer or agent of the Corporation having custody of the records of meetings of shareholders. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

Appendix F

REGISTERED SHAREHOLDERS

Section 7.     The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the TBOC. Each shareholder shall designate to the Secretary or transfer agent of the Corporation an address at which notices of meetings and all other corporate notices may be given to such person, and, if any shareholder fails to designate such address, corporate notices may be given to such person by mail directed to such person at such person’s post office address, if any, as the same appears on the stock record books of the Corporation or at such person’s last known post office address or as otherwise provided by applicable law.

Section 8.     The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

ARTICLE VII

GENERAL PROVISIONS

DIVIDENDS

Section 1.     Dividends upon stock of the Corporation, subject to the provisions of the TBOC and of the Certificate of Formation, if any, may be declared by the Board of Directors. Dividends may be paid in cash, in property, or in shares of stock, subject to the provisions of the Certificate of Formation.

FISCAL YEAR

Section 2.     The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Appendix F

SEAL

Section 3.     The Corporation may adopt a corporate seal, which may be altered by the Board of Directors, and may use the same by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced. The Corporation shall not be required to use a corporate seal and the lack of a corporate seal shall not affect an otherwise valid contract or other instrument executed by the Corporation.

EXECUTION OF DOCUMENTS

Section 4.     The Board of Directors shall designate the officers, employees and agents of the Corporation who shall have power to execute and deliver deeds, contracts, mortgages, bonds, debentures, notes, checks, drafts and other orders for the payment of money and other documents for and in the name of the Corporation and may authorize such designated officers, employees or agents to delegate such power (including authority to redelegate) by written instrument to other officers, employees or agents of the Corporation. Such delegation may be by resolution or otherwise and the authority granted shall be general or confined to specific matters, all as the Board of Directors or any such committee may determine. In the absence of such designation referred to in the first sentence of this Section 4, the officers of the Corporation shall have such power so referred to, to the extent incident to the normal performance of their duties.

CHECKS

Section 5.     All checks, drafts and other orders for the payment of money out of the funds of the Corporation, and all notes or other evidences of indebtedness of the Corporation, shall be signed on behalf of the Corporation in such manner as shall from time to time be determined by resolution of the Board of Directors or of any committee thereof or by any officer of the Corporation to whom power in respect of financial operations shall have been delegated by the Board of Directors or any such committee thereof or as set forth in these Bylaws.

PROXIES IN RESPECT OF STOCK OR OTHER SECURITIES OF OTHER CORPORATIONS

Section 6.     The Board of Directors shall designate the officers of the Corporation who shall have authority from time to time to appoint an agent or agents of the Corporation to exercise in the name and on behalf of the Corporation the powers and rights which the Corporation may have as the holder of stock or other securities in any other corporation or other entity, and to vote or consent in respect of such stock or securities; such designated officers may instruct the person or persons so appointed as to the manner of exercising such powers and rights; and such designated officers may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, such written proxies, powers of attorney or other instruments as they may deem necessary or proper in order that the Corporation may exercise its said powers and rights.

SUBJECT TO LAW AND CERTIFICATE OF FORMATION

Section 7.     All powers, duties and responsibilities provided for in these Bylaws, whether or not explicitly so qualified, are qualified by the provisions of the Certificate of Formation and applicable law.

Appendix F

TIME PERIODS

Section 8.     In applying any provision of these Bylaws which requires that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

RELIANCE UPON BOOKS, REPORTS AND RECORDS

Section 9.     Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be entitled to rely in good faith and with ordinary care on information, opinions, reports or statements, including financial statements and other financial data, prepared or presented by any of the Corporation’s officers or employees, by legal counsel, by a certified public accountant, by an investment banker, or by any other person as to matters the director, committee member, or officer reasonably believes are within such other person’s professional expertise. Each director and each member of any committee shall also be entitled to so rely on information, opinions, reports or statements prepared or presented by any committee of the Board of Directors of which such director or committee member is not a member. No director, committee member, or officer may rely in good faith on such information if such person has knowledge of a matter that makes the reliance unwarranted.

Section 10.     Unless the Corporation consents in writing to the selection of an alternative forum, the Business Court in the First Business Court Division of the State of Texas (the “Business Court”) (or, if the Business Court determines that it lacks jurisdiction, the federal district court for the Northern District of Texas, Dallas Division (the “Federal Court”) or, if the Federal Court determines that it lacks jurisdiction, the state district court of the State of Texas situated in Collin County (the “State District Court”)) shall, to the fullest extent permitted by the TBOC, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director, officer, other employee, agent or shareholder of the Corporation to the Corporation or the Corporation’s shareholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (iii) any action arising pursuant to any provision of the TBOC or the Certificate of Formation or these Bylaws or as to which the TBOC confers jurisdiction on the Business Court, (iv) any action to interpret, apply, enforce or determine the validity of these Bylaws or the Certificate of Formation, (v) any action asserting a claim related to or involving the Corporation that is governed by the internal affairs doctrine, (vi) any action asserting an “internal entity claim” as that term is defined in Section 2.115 of the TBOC, or (vii) any other action within the jurisdiction of the Business Court, including any claims within the supplemental jurisdiction of the Business Court. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of stock of the Corporation shall be deemed to have notice of, and have consented to, the provisions of this Section 10 of this Article VII, and shall be deemed to have irrevocably and unconditionally agreed that the Business Court shall be the sole and exclusive forum for the resolution of the foregoing disputes to the fullest extent permitted by the TBOC. If any action the subject matter of which is within the scope of this Section 10 of this Article VII is filed in a court other than the Business Court (or, if the Business Court determines that it lacks jurisdiction, the Federal Court or, if the Federal Court determines that it lacks jurisdiction, the State District Court) (a “Foreign Action”) by or in the name of any shareholder, such shareholder shall be deemed to have notice of, and have consented to, (x) the exclusive personal jurisdiction of the Business Court (or, if the Business Court determines that it lacks jurisdiction, the Federal Court or, if the Federal Court determines that it lacks jurisdiction, the State District Court) in connection with any action brought in any such court to enforce this Section 10 of this Article VII and (y) having service of process made upon such shareholder in any such action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder. The existence of any prior consent to, or selection of, an alternative forum by the Corporation shall not act as a waiver of the Corporation’s ongoing consent right as set forth in this Section 10 of this Article VII with respect to any current or future actions or claims. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Appendix F

Section 11.     ANY PERSON OR ENTITY PURCHASING OR OTHERWISE ACQUIRING OR HOLDING ANY INTEREST IN SHARES OF STOCK OF THE CORPORATION SHALL BE DEEMED TO HAVE IRREVOCABLY AND UNCONDITIONALLY WAIVED ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION OR COUNTERCLAIM ASSERTING AN “INTERNAL ENTITY CLAIM” AS THAT TERM IS DEFINED IN SECTION 2.115 OF THE TBOC, AND TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OTHER LEGAL ACTION, PROCEEDING, CAUSE OF ACTION OR COUNTERCLAIM WITHIN THE SCOPE OF SECTION 10 OF THIS ARTICLE VII.

ARTICLE VIII

AMENDMENTS

Section 1.     The Board of Directors is expressly authorized and empowered to alter, amend and repeal these Bylaws or adopt new Bylaws. Prior to the Governance Transition Date (as defined in the Certificate of Formation), the shareholders may, by the affirmative vote of the holders of not less than a majority of the outstanding shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, make additional Bylaws and alter, amend and repeal any Bylaws, whether such Bylaws were originally adopted by the shareholders or otherwise. From and after the Governance Transition Date (as defined in the Certificate of Formation), any such action by the shareholders shall require the affirmative vote of the holders of not less than sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class.